UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	100 Federal Street, Boston, Massachusetts 02110

Name and address of agent for service:	Stephen Tate, Vice President 100 Federal Street Boston, Massachusetts 02110

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	October 31, 2022

Date of reporting period:	November 1, 2021 – April 30, 2022

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

# Putnam Fixed Income Absolute Return Fund

**Semiannual report**
**4 | 30 | 22**

**Absolute return funds** are designed for a wide range of investors and pursue positive returns with less volatility over time than more traditional funds.

FUND SYMBOL
CLASS A
PTRNX

Putnam Fixed Income
Absolute Return
Fund

Semiannual report
4 | 30 | 22

Message from the Trustees

June 8, 2022

Dear Fellow Shareholder:

The year to date has been difficult for investors, with bond and stock prices falling in repeated market downturns. Inflation has climbed to levels not seen in decades, prompting the U.S. Federal Reserve to reverse the stimulus that had helped support financial assets since 2020. Markets globally also have reacted to the Russia-Ukraine War and the worsening Covid-19 pandemic in China. In the underlying economy, we have seen encouraging signs, such as abundant job openings and wage gains in the United States.

History has shown us that markets eventually recover from crises and may reward those focused on long-term goals rather than short-term uncertainties. At Putnam, professional, active investors are working for you. They are monitoring risks while looking for strong potential investments for your fund. Learn more in the interview with your fund manager(s) in the following pages.

Thank you for investing with Putnam.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 2.25%; had they, returns would have been lower. See below and pages 9–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

Returns for periods of less than one year are not annualized.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 4/30/22. See above and pages 9–11 for additional fund performance information. Index descriptions can be found on page 15.

All Bloomberg indices are provided by Bloomberg Index Services Limited.

2 Fixed Income Absolute Return Fund

Mike, what was the fund’s investment environment like during the six months ended April 30, 2022?

After posting relatively subdued returns during the early months of the reporting period, fixed income markets became volatile during the first quarter of calendar 2022. Hawkish policy pivots from the U.S. Federal Reserve and the European Central Bank in the face of rapidly rising inflation, combined with Russia’s invasion of Ukraine, fueled a flight from risk. A resurgence of Covid-19 in China and accompanying lockdowns added to investor nervousness.

Within this environment, credit spreads widened and interest rates rose. [Spreads are the yield advantage credit-sensitive bonds offer over comparable-maturity U.S. Treasuries. Bond prices rise as yield spreads tighten and decline as spreads widen.] The yield on the benchmark 10-year U.S. Treasury note rose from 1.55% on October 31, 2021, to 2.93% on April 29, 2022. In anticipation of Fed policy changes, short-term yields rose even more, causing the yield curve to flatten materially.

On March 16, 2022, the central bank approved a 0.25% interest-rate hike, its first increase since December 2018. Fed Chair Jerome

Fixed Income Absolute Return Fund 3

Allocations are shown as a percentage of the fund’s net assets as of 4/30/22. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Allocations may not total 100% because the chart includes the notional value of certain derivatives (the economic value for purposes of calculating periodic payment obligations), in addition to the market value of securities. Holdings and allocations may vary over time.

Powell signaled an aggressive approach going forward, indicating that additional interest-rate hikes could occur at each of the remaining six policy meetings in 2022. Shortly after the period ended, the Fed approved a half-percentage-point increase in the federal funds rate. It also announced plans to shrink its $9 trillion asset portfolio starting in June, with up to $30 billion in U.S. Treasuries allowed to run off in June, July, and August, followed by $60 billion in subsequent months.

Let’s discuss performance during the reporting period and the holdings and strategies that contributed to it.

The fund lagged its benchmark of U.S. Treasury bills. Mortgage credit holdings added the most value, led by an allocation to commercial mortgage-backed securities [CMBS]. Our investments consisted of cash bonds along with synthetic exposure via CMBX. By way of explanation, CMBX is a group of tradeable indexes that each reference a basket of 25 CMBS issued in a particular year. Despite broader market volatility, the continued reopening of the economy and the success of vaccines aided the recovery of many types of property, which, in turn, boosted our CMBS positions.

The fund’s currency positioning also contributed this period. We maintained a basket of currencies that generally tend to benefit from risk-off environments versus other currencies within the Group of Ten country currencies. Our positions included the U.S. dollar, the Japanese yen, and the Swiss franc. Our strategy benefited

4 Fixed Income Absolute Return Fund

as the U.S. dollar strengthened against other major currencies.

Strategies targeting prepayment risk provided a further modest boost, aided by our mortgage basis positioning. This strategy seeks to capitalize on the difference between longer-term U.S. Treasury yields and the interest rates on 30-year home mortgages. It received a lift following the release of the minutes from the Fed’s December 2021 policy meeting. The minutes indicated that the central bank might begin to sell its holdings of government agency mortgage-backed securities [MBS] more rapidly than investors originally anticipated. Moreover, higher interest rates across the yield curve in 2022 significantly dampened mortgage refinancing activity, creating a supportive backdrop for our prepayment strategies. In addition to the contribution from mortgage basis, our holdings of agency interest-only collateralized mortgage obligations [IO CMOs] generated positive results during the final month of the period.

What were the detractors from performance during the reporting period?

Interest-rate and yield curve strategies were the primary detractors this period. The portfolio had a modestly positive duration, which weighed on performance during March and April when U.S. Treasury yields rose significantly. Relative-value strategies focused on various points along the yield curve also detracted. On the plus side, our interest-rate volatility strategy benefited from significant fluctuations in U.S. Treasury yields during the period. Additionally, the portfolio received a boost as real interest rates rose from historically low levels. [Real interest rates adjust for the

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 4/30/22. Short-term investments, to-be-announced (TBA) commitments, and derivatives, if any, are excluded. Holdings may vary over time.

Fixed Income Absolute Return Fund 5

effects of inflation by subtracting the actual or expected rate of inflation from nominal interest rates.] These latter elements of our strategy partially offset the negative outcome of our broader term structure positioning.

Our corporate credit holdings also worked against performance. The Fed’s shift to a more-restrictive policy approach fueled a flight from risk, hampering our positions in convertible securities, as well as investment-grade [IG] and high-yield corporate bonds. Rising interest rates and widening credit spreads weighed on IG and high-yield credit.

Holdings of emerging market [EM] debt moderately dampened the fund’s performance. The turmoil resulting from Russia’s invasion of Ukraine hit EM bonds particularly hard in February. EM debt rebounded a bit in March and April but not enough to fully offset earlier weakness.

What is the team’s near-term outlook?

In light of tightening monetary policy, higher interest rates, and less liquidity in the marketplace, we have a cautious outlook. We anticipate continued bouts of volatility given the conflict in Ukraine, the pace of Fed interest-rate hikes, and potentially negative effects on energy supplies from sanctions on Russia. We’re also concerned about lingering supply-chain disruptions, especially in light of the recent Covid-19 upsurge in China. There is also considerable uncertainty surrounding the Fed’s efforts to contain inflation without pushing the U.S. economy into recession. Moreover, while consumer balance sheets are generally in good shape, in our view, inflation-adjusted wages are beginning to decline.

Investor expectations for multiple 0.50% interest-rate increases at upcoming Fed meetings have pushed U.S. Treasury yields materially higher across the yield curve. With a number of rate hikes already priced into the market, we think it’s possible that U.S. Treasury

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

6 Fixed Income Absolute Return Fund

prices could rally intermittently, particularly if concerns about economic growth intensify.

What are your current views on the major sectors in which the fund invests?

Looking first at corporate credit, our view is moderately constructive. We have a positive outlook for market fundamentals and believe valuations have improved for both IG and high-yield credit. However, the supply/demand backdrop is less favorable than it was last year, in our view.

We believe the fundamental environment will continue to improve in the CMBS market as workers return to offices, consumer traffic increases at retailers, and hotels welcome back business and leisure travelers. Moreover, with real assets serving as collateral, along with the potential for rent adjustments, CMBS have historically performed well during periods of rising inflation. Consistent with risk markets generally, CMBS spreads widened during the period. The increased liquidity premium enhanced the appeal of select market segments.

Given that home prices have already risen substantially and mortgage rates have moved up, we are aware that affordability has become a constraint for many prospective buyers. Consequently, we think the pace of home price appreciation is likely to moderate during 2022. Within residential mortgage credit, wider spreads have created better value among mid-tier and lower-rated securities. As of period-end, we were finding attractive investment opportunities in that area of the market, as well as among higher-rated securities.

With the Fed beginning the process of reducing the mortgage assets in its portfolio, we believe many prepayment-sensitive securities may offer attractive risk-adjusted returns from current price levels. Many of these securities may also offer meaningful upside potential if mortgage prepayment speeds continue to slow. We think the fund’s prepayment-related strategies provide an important source of diversification

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund. Counterparty risk for exchange-traded futures and centrally cleared swaps is mitigated by the daily exchange of margin and other safeguards against default through their respective clearinghouses.

Fixed Income Absolute Return Fund 7

in the portfolio. In light of last year’s repricing across the market, we were finding value across a variety of collateral types.

In light of Russia’s invasion of Ukraine, along with the Fed’s shift to monetary tightening, the near-term outlook for emerging markets has become highly uncertain. Against this backdrop, we will focus on opportunities in countries that are less directly affected by geopolitical turmoil and global policy risk. Our emphasis on investment opportunities in the U.S. may help minimize the fund’s exposure to broader geopolitical risk.

How did you use derivatives during the period?

We used CMBX credit default swaps to hedge the fund’s CMBS credit and market risks, gain access to specific sectors of the market, and gain liquid exposure to individual names. We employed bond futures and interest-rate swaps to take tactical positions at various points along the yield curve and to hedge the risk associated with the fund’s curve positioning. We also used interest-rate swaps to gain exposure to interest rates in various countries. We utilized options to isolate the prepayment risks associated with our holdings of collateralized mortgage obligations and to help manage the downside risk of these positions. We also used options to hedge duration and convexity. Lastly, we used total return swaps to manage the fund’s sector and inflation exposures.

Thanks for your time and for bringing us up to date, Mike.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Of special interest

The fund had no direct exposure to Russian or Ukrainian securities or markets at the end of the period. We are closely monitoring governmental actions, including the issuance of sanctions, and related market developments.

8 Fixed Income Absolute Return Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended April 30, 2022, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class P, R, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Annualized fund performance Total return for periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/23/08)
Before sales charge	2.17%	1.93%	1.58%	0.38%	–5.17%	–0.90%
After sales charge	1.99	1.70	1.12	–0.38	–7.30	–3.13
Class B (12/23/08)
Before CDSC	2.00	1.77	1.38	0.18	–5.40	–0.91
After CDSC	2.00	1.77	1.38	0.18	–6.30	–1.87
Class C (12/23/08)
Before CDSC	1.71	1.33	0.82	–0.36	–5.90	–1.17
After CDSC	1.71	1.33	0.82	–0.36	–6.81	–2.13
Class P (8/31/16)
Net asset value	2.42	2.19	1.83	0.63	–5.00	–0.77
Class R (12/23/08)
Net asset value	1.91	1.68	1.32	0.12	–5.40	–1.04
Class R6 (7/2/12)
Net asset value	2.43	2.19	1.83	0.63	–5.00	–0.77
Class Y (12/23/08)
Net asset value	2.43	2.19	1.86	0.64	–4.91	–0.66

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A shares reflect the deduction of the maximum 2.25% sales charge levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 1% in the first year, declining to 0.50% in the second year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class P, R, R6, and Y shares have no initial sales charge or CDSC. Performance for class P and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class P and R6 shares; had it, returns would have been higher.

Returns for periods of less than one year are not annualized.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

The fund has had performance fee adjustments that may have had a positive or negative impact on returns.

Class B and C share performance reflects conversion to class A shares after eight years.

Fixed Income Absolute Return Fund 9

Comparative annualized index returns For periods ended 4/30/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
ICE BofA U.S. Treasury
Bill Index	0.54%	0.65%	1.13%	0.76%	0.01%	0.00%

Index results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

Returns for periods of less than one year are not annualized.

Fund price and distribution information For the six-month period ended 4/30/22

Distributions	Class A		Class B	Class C	Class P	Class R	Class R6	Class Y
Number	6		6	6	6	6	6	6
Income	$0.259		$0.249	$0.226	$0.271	$0.246	$0.271	$0.271
Capital gains	—		—	—	—	—	—	—
Total	$0.259		$0.249	$0.226	$0.271	$0.246	$0.271	$0.271
	Before	After	Net	Net	Net	Net	Net	Net
	sales	sales	asset	asset	asset	asset	asset	asset
Share value	charge	charge	value	value	value	value	value	value
10/31/21	$9.04	$9.25	$9.01	$9.00	$9.07	$9.09	$9.07	$9.04
4/30/22	8.70	8.90	8.68	8.67	8.73	8.75	8.73	8.71
	Before	After	Net	Net	Net	Net	Net	Net
Current rate	sales	sales	asset	asset	asset	asset	asset	asset
(end of period)	charge	charge	value	value	value	value	value	value
Current dividend rate[1]	3.45%	3.37%	3.32%	2.77%	3.71%	3.15%	3.71%	3.72%
Current 30-day
SEC yield[2]	N/A	4.03	3.87	3.32	4.33	3.83	4.33	4.33

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (2.25% for class A shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

10 Fixed Income Absolute Return Fund

Annualized fund performance as of most recent calendar quarter
Total return for periods ended 3/31/22

	Life of fund	10 years	5 years	3 years	1 year	6 months
Class A (12/23/08)
Before sales charge	2.20%	1.93%	1.74%	0.72%	–5.14%	–1.97%
After sales charge	2.03	1.70	1.28	–0.04	–7.27	–4.18
Class B (12/23/08)
Before CDSC	2.04	1.76	1.54	0.52	–5.28	–2.10
After CDSC	2.04	1.76	1.54	0.52	–6.19	–3.05
Class C (12/23/08)
Before CDSC	1.74	1.32	0.99	–0.02	–5.78	–2.35
After CDSC	1.74	1.32	0.99	–0.02	–6.69	–3.30
Class P (8/31/16)
Net asset value	2.46	2.19	2.01	0.97	–4.88	–1.83
Class R (12/23/08)
Net asset value	1.94	1.68	1.49	0.46	–5.37	–2.10
Class R6 (7/2/12)
Net asset value	2.46	2.20	2.01	0.97	–4.88	–1.83
Class Y (12/23/08)
Net asset value	2.45	2.19	1.99	0.94	–4.89	–1.84

See the discussion following the fund performance table on page 9 for information about the calculation of fund performance.

Returns for periods of less than one year are not annualized.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Total annual operating expenses for the
fiscal year ended 10/31/21	0.77%	0.97%	1.52%	0.52%	1.02%	0.52%	0.52%
Annualized expense ratio for the
six-month period ended 4/30/22*	0.71%	0.91%	1.46%	0.46%	0.96%	0.46%	0.46%

Fiscal year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.14% from annualizing the performance fee adjustment for the six months ended 4/30/22.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 11/1/21 to 4/30/22. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.50	$4.49	$7.20	$2.27	$4.74	$2.27	$2.27
Ending value (after expenses)	$991.00	$990.90	$988.30	$992.30	$989.60	$992.30	$993.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period (181); and then dividing that result by the number of days in the year (365).

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 4/30/22, use the following calculation method. To find the value of your investment on 11/1/21, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class P	Class R	Class R6	Class Y
Expenses paid per $1,000*†	$3.56	$4.56	$7.30	$2.31	$4.81	$2.31	$2.31
Ending value (after expenses)	$1,021.27	$1,020.28	$1,017.55	$1,022.51	$1,020.03	$1,022.51	$1,022.51

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 4/30/22. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period (181); and then dividing that result by the number of days in the year (365).

12 Fixed Income Absolute Return Fund

Consider these risks before investing

Allocation of assets among fixed-income strategies and sectors may hurt performance. The value of investments in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including general economic, political, or financial market conditions; investor sentiment and market perceptions; government actions; geopolitical events or changes; and factors related to a specific issuer, geography, industry, or sector. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings.

Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Unlike bonds, funds that invest in bonds have fees and expenses. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed investments, unlike traditional debt investments, are subject to prepayment risk, which means that they may increase in value less when interest rates decline and decline in value more when interest rates rise. The fund’s investments in mortgage-backed securities and asset-backed securities, and in certain other securities and derivatives, may be or become illiquid. The fund currently has significant investment exposure to mortgage-backed securities, which may make the fund’s net asset value more susceptible to economic, market, political, and other developments affecting the housing or real estate markets and the servicing of mortgage loans secured by real estate properties. International investing involves currency, economic, and political risks. Emerging market securities have illiquidity and volatility risks. The fund may not achieve its goal, and it is not intended to be a complete investment program. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. The fund’s efforts to produce lower-volatility returns may not be successful and may make it more difficult at times for the fund to achieve its targeted return. Under certain market conditions, the fund may accept greater-than-typical volatility to seek its targeted return. The fund is not intended to outperform stocks and bonds during strong market rallies. The fund’s prospectus lists additional risks.

Our investment techniques, analyses, and judgments may not produce the intended outcome, and the investments we select for the fund may not perform as well as other securities that were not selected for the fund. We, or the fund’s other service providers, may experience disruptions or operating errors that could negatively impact the fund. You can lose money by investing in the fund.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions. They are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 2.25% maximum sales charge for class A shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 1.00% maximum during the first year to 0.50% during the second year. After the second year, the CDSC no longer applies. The CDSC for class C shares is 1.00% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class P shares require no minimum initial investment amount and no minimum subsequent investment amount. There is no initial or deferred sales charge. They are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency credit risk transfer (CRT) security is backed by a reference pool of agency mortgages. Unlike a regular agency pass-through, the principal invested in a CRT is not backed by a U.S. government agency. To compensate investors for this risk, a CRT typically offers a higher yield than conventional pass-through securities. Similar to a CMBS, a CRT is structured into various tranches for investors, offering

14 Fixed Income Absolute Return Fund

different levels of risk and yield based on the underlying reference pool.

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

° Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Bloomberg U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

CMBX Index is an unmanaged index that tracks the performance of a basket of CMBS issued in a particular year.

ICE BofA (Intercontinental Exchange Bank of America) U.S. Treasury Bill Index is an unmanaged index that tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market. Qualifying securities must have a remaining term of at least one month to final maturity and a minimum amount outstanding of $1 billion.

S&P 500® Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

BLOOMBERG®  is a trademark and service mark of Bloomberg Finance L.P. and its affiliates (collectively “Bloomberg”). Bloomberg or Bloomberg’s licensors own all proprietary rights in the Bloomberg Indices. Neither Bloomberg nor Bloomberg’s licensors approve or endorse this material, or guarantee the accuracy or completeness of any information herein, or make any warranty, express or implied, as to the results to be obtained therefrom, and to the maximum extent allowed by law, neither shall have any liability or responsibility for injury or damages arising in connection therewith.

ICE Data Indices, LLC (“ICE BofA”), used with permission. ICE BofA permits use of the ICE BofA indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofA indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Fixed Income Absolute Return Fund 15

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single notice of internet availability, or a single printed copy, of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2021, are available in the Individual Investors section of putnam.com and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT within 60 days of the end of such fiscal quarter. Shareholders may obtain the fund’s Form N-PORT on the SEC’s website at www.sec.gov.

Prior to its use of Form N-PORT, the fund filed its complete schedule of its portfolio holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of April 30, 2022, Putnam employees had approximately $492,000,000 and the Trustees had approximately $72,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Liquidity risk management program

Putnam, as the administrator of the fund’s liquidity risk management program (appointed by the Board of Trustees), presented the most recent annual report on the program to the Trustees in April 2022. The report covered the structure of the program, including the program documents and related policies and procedures adopted to comply with Rule 22e-4 under the Investment Company Act of 1940, and reviewed the operation of the program from January 2021 through December 2021. The report included a description of the annual liquidity assessment of the fund that Putnam performed in November 2021. The report noted that there were no material compliance exceptions identified under Rule 22e-4 during the period. The report included a review of the governance of the program and the methodology for classification of the fund’s investments. The report also included a discussion of liquidity monitoring during the period, including during the market liquidity challenges caused by the Covid-19 pandemic, and the impact those challenges had on the liquidity of the fund’s investments. Putnam concluded that the program has been operating effectively and adequately to ensure compliance with Rule 22e-4.

16 Fixed Income Absolute Return Fund

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal period.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Fixed Income Absolute Return Fund 17

The fund’s portfolio 4/30/22 (Unaudited)

U.S. GOVERNMENT AND AGENCY MORTGAGE OBLIGATIONS (103.8%)*	Principal amount	Value
U.S. Government Guaranteed Mortgage Obligations (0.1%)
Government National Mortgage Association Pass-Through Certificates
5.50%, 5/20/49	$56,722	$60,288
5.00%, with due dates from 5/20/49 to 3/20/50	185,110	195,645
4.00%, 1/20/50	35,536	35,856
3.50%, with due dates from 9/20/49 to 11/20/49	227,308	223,361
		515,150
U.S. Government Agency Mortgage Obligations (103.7%)
Federal National Mortgage Association Pass-Through Certificates
5.00%, with due dates from 1/1/49 to 8/1/49	87,963	91,227
4.50%, 5/1/49	18,701	19,193
Uniform Mortgage-Backed Securities
4.50%, TBA, 6/1/52	61,000,000	61,757,766
4.50%, TBA, 5/1/52	18,000,000	18,312,196
4.00%, TBA, 6/1/52	53,000,000	52,519,682
4.00%, TBA, 5/1/52	80,000,000	79,528,120
3.50%, TBA, 6/1/52	41,000,000	39,653,052
3.50%, TBA, 5/1/52	55,000,000	53,328,468
3.00%, TBA, 6/1/52	21,000,000	19,752,287
3.00%, TBA, 5/1/52	26,000,000	24,511,071
2.50%, TBA, 5/1/52	47,000,000	42,880,149
2.00%, TBA, 5/1/52	39,000,000	34,392,220
		426,745,431
Total U.S. government and agency mortgage obligations (cost $433,166,840)		$427,260,581

U.S. TREASURY OBLIGATIONS (0.3%)*	Principal amount	Value
U.S. Treasury Notes
1.75%, 9/30/22 [i]	$140,000	$140,456
0.50%, 11/30/23 [i]	178,000	172,617
0.25%, 6/30/25 [i]	965,000	888,418
0.25%, 5/31/25 [i]	154,000	142,134
Total U.S. treasury obligations (cost $1,343,625)		$1,343,625

MORTGAGE-BACKED SECURITIES (42.7%)*	Principal amount	Value
Agency collateralized mortgage obligations (18.4%)
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 2976, Class LC, ((-3.667 x 1 Month US LIBOR) + 24.42%), 22.388%, 5/15/35	$39,137	$52,836
REMICs IFB Ser. 3072, Class SM, ((-3.667 x 1 Month US LIBOR) + 23.80%), 21.765%, 11/15/35	88,087	133,893
REMICs IFB Ser. 2990, Class LB, ((-2.556 x 1 Month US LIBOR) + 16.95%), 15.529%, 6/15/34	73,959	79,875
REMICs IFB Ser. 4727, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.646%, 11/15/47	5,102,110	759,017
REMICs IFB Ser. 4698, Class NS, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.596%, 6/15/47	7,555,360	1,211,208

18 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal Home Loan Mortgage Corporation
REMICs IFB Ser. 5023, Class TS, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.582%, 10/25/50	$6,385,148	$1,026,093
REMICs Ser. 4813, IO, 5.50%, 8/15/48	2,220,992	469,163
REMICs IFB Ser. 3852, Class NT, ((-1 x 1 Month US LIBOR) + 6.00%), 5.446%, 5/15/41	1,145,109	1,056,189
REMICs IFB Ser. 5002, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 7/25/50	8,929,514	1,302,487
REMICs Ser. 5117, Class CI, IO, 5.00%, 6/25/51	11,443,475	2,050,327
REMICs Ser. 5115, Class IK, IO, 4.50%, 12/25/50	10,011,949	2,171,340
REMICs Ser. 4964, Class IA, IO, 4.50%, 3/25/50	5,343,378	1,266,007
REMICs Ser. 5121, Class KI, IO, 4.00%, 6/25/51	9,425,410	2,027,530
REMICs Ser. 5010, Class IE, IO, 4.00%, 9/25/50	9,413,904	1,728,349
REMICs Ser. 4982, Class DI, IO, 4.00%, 6/25/50	11,108,476	2,007,698
REMICs Ser. 4193, Class PI, IO, 4.00%, 3/15/43	1,477,452	209,023
REMICs Ser. 4213, Class GI, IO, 4.00%, 11/15/41	410,921	16,014
REMICs Ser. 5065, Class DI, IO, 3.50%, 1/25/51	7,096,361	1,104,062
REMICs Ser. 4369, Class IA, IO, 3.50%, 7/15/44	867,080	142,263
REMICs Ser. 4136, Class IW, IO, 3.50%, 10/15/42	2,163,352	260,956
REMICs Ser. 5149, Class BI, IO, 3.00%, 7/25/51	13,058,375	1,820,076
REMICs Ser. 4150, Class DI, IO, 3.00%, 1/15/43	2,751,568	352,476
REMICs Ser. 4158, Class TI, IO, 3.00%, 12/15/42	1,525,037	118,373
REMICs Ser. 4206, Class IP, IO, 3.00%, 12/15/41	843,229	91,429
Structured Pass-Through Certificates FRB Ser. 8, Class A9, IO, 0.446%, 11/15/28 W	74,832	561
Structured Pass-Through Certificates FRB Ser. 59, Class 1AX, IO, 0.28%, 10/25/43 W	414,431	4,388
Structured Pass-Through Certificates Ser. 48, Class A2, IO, 0.212%, 7/25/33 W	649,742	4,869
Federal National Mortgage Association
REMICs IFB Ser. 05-74, Class NK, ((-5 x 1 Month US LIBOR) + 27.50%), 24.161%, 5/25/35	24,863	31,270
REMICs IFB Ser. 07-53, Class SP, ((-3.667 x 1 Month US LIBOR) + 24.20%), 21.751%, 6/25/37	66,022	104,315
REMICs IFB Ser. 11-4, Class CS, ((-2 x 1 Month US LIBOR) + 12.90%), 11.564%, 5/25/40	351,349	407,056
REMICs Ser. 16-3, Class NI, IO, 6.00%, 2/25/46	1,875,292	355,066
REMICs IFB Ser. 13-130, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.60%), 5.932%, 1/25/44	3,115,836	469,911
REMICs IFB Ser. 20-70, Class SD, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.582%, 10/25/50	9,570,690	1,539,158
REMICs IFB Ser. 15-19, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.20%), 5.532%, 4/25/45	4,726,897	503,722
REMICs Ser. 18-58, Class IO, IO, 5.50%, 8/25/48	2,261,860	409,847
REMICs Ser. 15-28, IO, 5.50%, 5/25/45	3,616,383	689,500
REMICs IFB Ser. 18-95, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.482%, 1/25/49	3,097,566	396,179
REMICs IFB Ser. 17-108, Class SA, IO, ((-1 x 1 Month US LIBOR) + 6.15%), 5.482%, 1/25/48	3,351,798	506,416

Fixed Income Absolute Return Fund 19

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Federal National Mortgage Association
REMICs IFB Ser. 17-8, Class SB, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 2/25/47	$11,331,324	$1,485,650
REMICs IFB Ser. 16-83, Class BS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 11/25/46	2,370,010	301,798
REMICs IFB Ser. 16-60, Class LS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 9/25/46	4,763,864	571,415
REMICs IFB Ser. 16-65, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.432%, 9/25/46	3,591,752	419,470
REMICs IFB Ser. 20-16, Class SG, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.382%, 3/25/50	4,323,818	565,857
REMICs IFB Ser. 19-49, Class ST, IO, ((-1 x 1 Month US LIBOR) + 6.02%), 5.352%, 9/25/49	12,599,769	1,981,995
REMICs IFB Ser. 19-66, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.332%, 11/25/49	3,017,815	366,374
REMICs IFB Ser. 16-88, Class SK, IO, ((-1 x 1 Month US LIBOR) + 6.00%), 5.332%, 12/25/46	3,519,746	474,884
REMICs IFB Ser. 11-53, Class ST, IO, ((-1 x 1 Month US LIBOR) + 5.92%), 5.252%, 6/25/41	6,057,586	662,760
REMICs IFB Ser. 17-74, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.75%), 5.082%, 10/25/47	11,909,435	1,249,608
Interest Strip Ser. 397, Class 2, IO, 5.00%, 9/25/39	153,724	28,287
REMICs Ser. 17-75, Class NI, IO, 5.00%, 11/25/46	4,680,090	785,366
REMICs Ser. 21-56, Class QI, IO, 4.50%, 9/25/51	7,370,910	1,601,642
REMICs Ser. 21-15, Class JI, IO, 4.50%, 4/25/51	9,672,689	2,116,384
REMICs Ser. 21-17, Class KI, IO, 4.50%, 4/25/51	11,964,999	2,318,218
REMICs Ser. 17-87, Class IA, IO, 4.50%, 11/25/47	2,563,551	461,439
REMICs Ser. 17-32, Class IP, IO, 4.50%, 5/25/47	2,562,008	476,166
REMICs Ser. 20-47, Class ID, IO, 4.00%, 7/25/50	11,623,543	2,208,036
REMICs Ser. 20-62, Class CI, IO, 4.00%, 6/25/48	7,053,025	1,419,536
REMICs Ser. 12-124, Class UI, IO, 4.00%, 11/25/42	950,711	166,166
REMICs Ser. 12-22, Class CI, IO, 4.00%, 3/25/41	984,602	46,288
REMICs Ser. 12-62, Class MI, IO, 4.00%, 3/25/41	622,182	27,998
REMICs Ser. 12-136, Class PI, IO, 3.50%, 11/25/42	777,239	41,426
REMICs Ser. 13-21, Class AI, IO, 3.50%, 3/25/33	1,612,396	188,095
REMICs Ser. 21-44, Class NI, IO, 3.00%, 7/25/51	7,532,475	1,472,652
REMICs Ser. 12-151, Class PI, IO, 3.00%, 1/25/43	2,010,847	253,150
REMICs Ser. 6, Class BI, IO, 3.00%, 12/25/42	1,547,632	66,113
REMICs Ser. 13-31, Class NI, IO, 3.00%, 6/25/41	675,655	9,231
REMICs Trust Ser. 98-W2, Class X, IO, 0.456%, 6/25/28 W	499,122	11,222
REMICs Trust Ser. 98-W5, Class X, IO, 0.048%, 7/25/28 W	154,670	3,276
Government National Mortgage Association
IFB Ser. 10-125, Class SD, ((-1 x 1 Month US LIBOR) + 6.68%), 6.086%, 1/16/40	2,995,625	313,011
IFB Ser. 20-112, Class MS, IO, ((-1 x 1 Month US LIBOR) + 6.30%), 5.851%, 8/20/50	4,738,939	778,987
IFB Ser. 18-91, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.25%), 5.656%, 7/20/48	2,880,564	325,211
IFB Ser. 19-121, Class DS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 8/20/49	2,323,430	246,253

20 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
IFB Ser. 16-121, Class JS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 9/20/46	$2,938,689	$391,668
IFB Ser. 16-77, Class SC, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 10/20/45	2,092,150	269,643
IFB Ser. 13-99, Class VS, IO, ((-1 x 1 Month US LIBOR) + 6.10%), 5.506%, 7/16/43	554,016	63,041
IFB Ser. 20-15, Class CS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 2/20/50	334,458	31,987
IFB Ser. 19-99, Class KS, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 8/20/49	169,407	18,419
IFB Ser. 19-78, Class SJ, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 6/20/49	202,177	19,649
IFB Ser. 11-17, Class S, IO, ((-1 x 1 Month US LIBOR) + 6.05%), 5.456%, 2/20/41	795,515	97,999
IFB Ser. 10-116, Class SA, IO, ((-1 x 1 Month US LIBOR) + 5.90%), 5.306%, 9/20/40	2,275,286	273,268
Ser. 18-127, Class ID, IO, 5.00%, 7/20/45	784,934	114,169
Ser. 15-167, Class MI, IO, 5.00%, 6/20/45	1,077,856	204,644
Ser. 15-69, IO, 5.00%, 5/20/45	2,007,583	404,970
Ser. 14-146, Class EI, IO, 5.00%, 10/20/44	3,243,710	659,900
Ser. 14-133, Class IP, IO, 5.00%, 9/16/44	1,334,119	253,176
Ser. 13-3, Class IT, IO, 5.00%, 1/20/43	1,435,408	301,866
Ser. 11-116, Class IB, IO, 5.00%, 10/20/40	6,131	465
Ser. 10-35, Class UI, IO, 5.00%, 3/20/40	290,468	56,686
Ser. 10-20, Class UI, IO, 5.00%, 2/20/40	1,810,514	348,394
Ser. 10-9, Class UI, IO, 5.00%, 1/20/40	5,735,398	1,186,539
Ser. 09-121, Class UI, IO, 5.00%, 12/20/39	3,996,053	808,561
Ser. 18-153, Class AI, IO, 4.50%, 9/16/45	3,155,535	575,159
Ser. 15-80, Class IA, IO, 4.50%, 6/20/45	2,100,807	386,340
Ser. 15-167, Class BI, IO, 4.50%, 4/16/45	2,574,593	512,396
Ser. 12-129, IO, 4.50%, 11/16/42	1,410,133	271,507
Ser. 10-9, Class QI, IO, 4.50%, 1/20/40	1,060,665	197,072
Ser. 09-121, Class BI, IO, 4.50%, 12/16/39	1,022,233	192,947
Ser. 15-94, IO, 4.00%, 7/20/45	73,160	14,142
Ser. 15-99, Class LI, IO, 4.00%, 7/20/45	157,029	17,074
Ser. 12-106, Class QI, IO, 4.00%, 7/20/42	1,317,224	206,014
Ser. 20-167, Class PI, IO, 3.50%, 11/20/50	5,972,010	957,060
Ser. 15-20, Class PI, IO, 3.50%, 2/20/45	2,335,174	375,496
Ser. 13-76, IO, 3.50%, 5/20/43	696,086	95,280
Ser. 13-79, Class PI, IO, 3.50%, 4/20/43	862,756	101,408
Ser. 13-100, Class MI, IO, 3.50%, 2/20/43	632,333	46,836
Ser. 13-37, Class JI, IO, 3.50%, 1/20/43	385,617	43,968
Ser. 18-127, Class IA, IO, 3.50%, 4/20/42	1,281,729	83,402
Ser. 183, Class AI, IO, 3.50%, 10/20/39	96,204	256
Ser. 20-186, Class DI, IO, 3.00%, 12/20/50	11,338,538	1,717,966
Ser. 20-166, Class IA, IO, 3.00%, 11/20/50	16,718,847	2,526,410
Ser. 20-138, Class AI, IO, 3.00%, 9/20/50	5,775,121	853,472
Ser. 14-46, Class KI, IO, 3.00%, 6/20/36	37,819	83
Ser. 16-H13, Class IK, IO, 2.656%, 6/20/66 W	8,825,110	757,029

Fixed Income Absolute Return Fund 21

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 20-173, Class MI, IO, 2.50%, 11/20/50	$11,216,877	$1,514,278
Ser. 17-H03, Class DI, IO, 2.274%, 12/20/66 W	2,815,884	173,353
Ser. 17-H06, Class BI, IO, 2.252%, 2/20/67 W	8,559,823	532,283
Ser. 17-H16, Class BI, IO, 2.212%, 8/20/67 W	6,901,554	438,896
Ser. 16-H23, Class MI, IO, 2.195%, 10/20/66 W	23,012,588	1,021,184
Ser. 18-H13, Class NI, IO, 2.14%, 8/20/68 W	5,171,274	257,219
Ser. 16-H22, Class AI, IO, 2.131%, 10/20/66 W	4,187,697	197,911
Ser. 18-H02, Class EI, IO, 2.121%, 1/20/68 W	4,696,049	328,723
Ser. 17-H02, Class BI, IO, 2.111%, 1/20/67 W	2,097,814	110,809
Ser. 16-H11, Class HI, IO, 2.098%, 1/20/66 W	2,116,420	89,948
Ser. 16-H23, Class NI, IO, 2.094%, 10/20/66 W	6,197,046	280,106
Ser. 18-H02, Class GI, IO, 2.01%, 12/20/67 W	6,171,361	398,246
Ser. 15-H15, Class JI, IO, 1.955%, 6/20/65 W	9,194,544	536,042
Ser. 15-H19, Class NI, IO, 1.907%, 7/20/65 W	10,825,286	551,007
Ser. 15-H25, Class EI, IO, 1.846%, 10/20/65 W	7,377,051	382,131
Ser. 16-H08, Class AI, IO, 1.715%, 8/20/65 W	6,067,901	199,027
Ser. 15-H09, Class BI, IO, 1.676%, 3/20/65 W	8,624,452	368,057
Ser. 16-H02, Class BI, IO, 1.667%, 11/20/65 W	7,307,043	428,923
Ser. 18-H05, Class AI, IO, 1.628%, 2/20/68 W	7,893,005	547,577
Ser. 15-H25, Class AI, IO, 1.613%, 9/20/65 W	9,089,236	452,644
Ser. 15-H28, Class DI, IO, 1.566%, 8/20/65 W	5,463,836	223,979
Ser. 14-H14, Class CI, IO, 1.554%, 7/20/64 W	7,420,150	200,576
Ser. 20-H14, Class AI, IO, 1.37%, 6/20/70 W	16,847,971	722,576
GSMPS Mortgage Loan Trust 144A FRB Ser. 99-2, IO, 0.431%, 9/19/27 W	60,377	229
		75,714,991
Commercial mortgage-backed securities (13.3%)
Banc of America Commercial Mortgage Trust FRB Ser. 07-1, Class XW, IO, 0.508%, 1/15/49 W	76,646	1
Banc of America Merrill Lynch Commercial Mortgage, Inc. FRB Ser. 05-1, Class B, 5.665%, 11/10/42 (In default) † W	2,019,820	1,110,901
BANK
FRB Ser. 19-BN20, Class XA, IO, 0.956%, 9/15/62 W	10,436,824	510,082
FRB Ser. 17-BNK9, Class XA, IO, 0.91%, 11/15/54 W	44,273,900	1,509,368
FRB Ser. 18-BN10, Class XA, IO, 0.846%, 2/15/61 W	39,651,437	1,335,445
BBCMS Mortgage Trust 144A Ser. 21-C10, Class E, 2.00%, 7/15/54	700,000	484,725
Bear Stearns Commercial Mortgage Securities Trust FRB Ser. 07-T26, Class AJ, 5.566%, 1/12/45 W	553,672	27,682
Cantor Commercial Real Estate Lending FRB Ser. 19-CF3, Class XA, IO, 0.833%, 1/15/53 W	10,706,217	441,057
CD Commercial Mortgage Trust FRB Ser. 17-CD3, Class C, 4.70%, 2/10/50 W	756,000	698,143
CFCRE Commercial Mortgage Trust FRB Ser. 16-C4, Class XA, IO, 1.786%, 5/10/58 W	6,137,825	308,227
CFCRE Commercial Mortgage Trust 144A FRB Ser. 11-C2, Class D, 5.249%, 12/15/47 W	251,599	256,657
Citigroup Commercial Mortgage Trust
FRB Ser. 14-GC21, Class XA, IO, 1.308%, 5/10/47 W	9,293,577	177,045
FRB Ser. 14-GC19, Class XA, IO, 1.285%, 3/10/47 W	14,093,990	221,360
FRB Ser. 13-GC17, Class XA, IO, 1.15%, 11/10/46 W	10,889,856	126,818

22 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Citigroup Commercial Mortgage Trust 144A
FRB Ser. 14-GC19, Class D, 5.26%, 3/10/47 W	$561,000	$553,817
FRB Ser. 12-GC8, Class XA, IO, 1.819%, 9/10/45 W	2,922,654	3,569
COMM Mortgage Trust
FRB Ser. 14-CR17, Class C, 4.945%, 5/10/47 W	2,166,000	2,141,575
FRB Ser. 18-COR3, Class C, 4.712%, 5/10/51 W	810,000	773,301
FRB Ser. 15-LC19, Class C, 4.369%, 2/10/48 W	1,031,000	1,005,516
FRB Ser. 14-UBS4, Class XA, IO, 1.25%, 8/10/47 W	5,919,552	108,629
FRB Ser. 14-LC15, Class XA, IO, 1.224%, 4/10/47 W	8,236,804	127,590
FRB Ser. 14-CR20, Class XA, IO, 1.133%, 11/10/47 W	21,620,183	419,215
FRB Ser. 14-CR19, Class XA, IO, 1.096%, 8/10/47 W	19,575,896	336,357
FRB Ser. 13-CR11, Class XA, IO, 1.071%, 8/10/50 W	49,904,628	472,048
FRB Ser. 15-CR23, Class XA, IO, 1.019%, 5/10/48 W	19,896,951	405,739
FRB Ser. 14-UBS6, Class XA, IO, 1.002%, 12/10/47 W	19,511,487	336,398
FRB Ser. 15-CR22, Class XA, IO, 0.964%, 3/10/48 W	10,360,039	228,683
FRB Ser. 15-LC21, Class XA, IO, 0.817%, 7/10/48 W	33,048,868	562,839
COMM Mortgage Trust 144A
FRB Ser. 13-CR13, Class E, 5.042%, 11/10/46 W	523,000	444,130
FRB Ser. 14-CR17, Class D, 5.009%, 5/10/47 W	1,498,000	1,348,242
Ser. 12-LC4, Class E, 4.25%, 12/10/44	1,361,000	351,410
Credit Suisse Commercial Mortgage Trust 144A FRB Ser. 08-C1, Class AJ, 6.01%, 2/15/41 W	4,649,202	2,290,662
CSAIL Commercial Mortgage Trust Ser. 15-C1, Class XA, IO, 0.963%, 4/15/50 W	18,976,785	325,471
CSAIL Commercial Mortgage Trust 144A FRB Ser. 15-C1, Class D, 3.902%, 4/15/50 W	925,000	730,649
DBUBS Mortgage Trust 144A FRB Ser. 11-LC3A, Class D, 5.55%, 8/10/44 W	1,594,110	1,585,024
GS Mortgage Securities Trust
FRB Ser. 14-GC22, Class C, 4.843%, 6/10/47 W	1,251,000	1,227,391
FRB Ser. 14-GC18, Class XA, IO, 1.205%, 1/10/47 W	16,403,238	231,133
GS Mortgage Securities Trust 144A FRB Ser. 14-GC24, Class D, 4.665%, 9/10/47 W	587,000	402,749
JPMBB Commercial Mortgage Securities Trust
FRB Ser. 13-C12, Class B, 4.228%, 7/15/45 W	1,401,000	1,392,898
FRB Ser. 14-C24, Class XA, IO, 1.009%, 11/15/47 W	31,393,309	483,545
FRB Ser. 14-C19, Class XA, IO, 0.799%, 4/15/47 W	11,802,843	111,856
JPMBB Commercial Mortgage Securities Trust 144A
FRB Ser. C14, Class D, 4.699%, 8/15/46 W	1,591,000	876,420
FRB Ser. 14-C25, Class D, 4.086%, 11/15/47 W	748,000	565,151
JPMorgan Chase Commercial Mortgage Securities Trust FRB Ser. 13-C10, Class XA, IO, 1.064%, 12/15/47 W	27,537,902	126,652
JPMorgan Chase Commercial Mortgage Securities Trust 144A
FRB Ser. 12-C8, Class D, 4.973%, 10/15/45 W	922,000	899,361
FRB Ser. 12-LC9, Class D, 4.509%, 12/15/47 W	327,000	318,812
FRB Ser. 21-1MEM, Class D, 2.742%, 10/9/42 W	1,750,000	1,421,967
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 14-C14, Class C, 5.219%, 2/15/47 W	613,000	620,208
FRB Ser. 14-C17, Class C, 4.637%, 8/15/47 W	946,000	899,240

Fixed Income Absolute Return Fund 23

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Commercial mortgage-backed securities cont.
Morgan Stanley Bank of America Merrill Lynch Trust
FRB Ser. 15-C26, Class XA, IO, 1.125%, 10/15/48 W	$13,483,267	$311,841
FRB Ser. 13-C13, Class XA, IO, 1.103%, 11/15/46 W	45,317,472	504,089
Morgan Stanley Bank of America Merrill Lynch Trust 144A
FRB Ser. 14-C15, Class D, 5.06%, 4/15/47 W	580,000	566,207
FRB Ser. 13-C12, Class E, 4.921%, 10/15/46 W	537,000	373,727
FRB Ser. 12-C5, Class E, 4.843%, 8/15/45 W	1,026,000	1,023,794
FRB Ser. 12-C6, Class D, 4.747%, 11/15/45 W	624,000	616,618
FRB Ser. 13-C10, Class D, 4.21%, 7/15/46 W	453,000	327,355
FRB Ser. 13-C10, Class E, 4.21%, 7/15/46 W	3,310,000	1,105,871
FRB Ser. 13-C10, Class F, 4.21%, 7/15/46 W	2,461,000	553,725
Morgan Stanley Capital I Trust
Ser. 06-HQ10, Class B, 5.448%, 11/12/41 W	248,967	231,540
FRB Ser. 16-UB12, Class XA, IO, 0.792%, 12/15/49 W	21,596,090	537,222
Morgan Stanley Capital I Trust 144A FRB Ser. 12-C4, Class E, 5.425%, 3/15/45 W	603,000	428,190
Multifamily Connecticut Avenue Securities Trust 144A
FRB Ser. 20-01, Class M10, 4.418%, 3/25/50	1,068,000	1,022,358
FRB Ser. 19-01, Class M10, 3.918%, 10/15/49	1,674,000	1,591,894
Ready Capital Mortgage Financing, LLC 144A FRB Ser. 20-FL4, Class C, 5.418%, 2/25/35	2,333,000	2,335,861
UBS Commercial Mortgage Trust
FRB Ser. 17-C7, Class XA, IO, 1.161%, 12/15/50 W	11,828,515	485,484
FRB Ser. 18-C8, Class XA, IO, 1.008%, 2/15/51 W	16,037,996	617,181
UBS-Barclays Commercial Mortgage Trust 144A
FRB Ser. 12-C3, Class C, 5.216%, 8/10/49 W	969,000	971,479
FRB Ser. 12-C2, Class XA, IO, 1.378%, 5/10/63 W	2,727,183	1,205
FRB Ser. 13-C5, Class XA, IO, 1.017%, 3/10/46 W	34,864,188	109,672
UBS-Citigroup Commercial Mortgage Trust 144A FRB Ser. 11-C1, Class D, 6.654%, 1/10/45 W	646,000	571,710
Wachovia Bank Commercial Mortgage Trust FRB Ser. 06-C29, IO, 0.416%, 11/15/48 W	2,335,200	1,030
Wells Fargo Commercial Mortgage Trust
FRB Ser. 13-LC12, Class C, 4.44%, 7/15/46 W	749,000	670,415
FRB Ser. 16-BNK1, Class XA, IO, 1.861%, 8/15/49 W	14,270,779	831,759
FRB Ser. 14-LC16, Class XA, IO, 1.248%, 8/15/50 W	18,727,147	326,839
Wells Fargo Commercial Mortgage Trust 144A
FRB Ser. 13-LC12, Class D, 4.44%, 7/15/46 W	1,713,000	981,520
Ser. 20-C55, Class D, 2.50%, 2/15/53	2,057,000	1,579,173
WF-RBS Commercial Mortgage Trust FRB Ser. 12-C10, Class C, 4.493%, 12/15/45 W	401,000	367,210
WF-RBS Commercial Mortgage Trust 144A
Ser. 11-C4, Class D, 5.026%, 6/15/44 W	771,000	685,225
Ser. 11-C4, Class E, 5.026%, 6/15/44 W	377,000	276,428
FRB Ser. 12-C7, Class D, 4.787%, 6/15/45 W	1,621,000	713,240
FRB Ser. 13-C15, Class D, 4.654%, 8/15/46 W	2,015,000	1,192,261
FRB Ser. 12-C10, Class D, 4.558%, 12/15/45 W	1,169,000	824,626
FRB Ser. 12-C10, Class E, 4.558%, 12/15/45 W	1,658,000	420,760
FRB Ser. 12-C9, Class XB, IO, 0.876%, 11/15/45 W	46,094,000	73,743
		54,567,010

24 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) (11.0%)
American Home Mortgage Investment Trust FRB Ser. 07-1, Class GA1C, (1 Month US LIBOR + 0.19%), 0.858%, 5/25/47	$1,254,740	$778,318
Arroyo Mortgage Trust 144A Ser. 19-1, Class A3, 3.995%, 1/25/49 W	289,398	282,603
Bellemeade Re, Ltd. 144A FRB Ser. 20-2A, Class B1, (1 Month US LIBOR + 8.50%), 9.168%, 8/26/30 (Bermuda)	421,000	450,466
BRAVO Residential Funding Trust 144A Ser. 21-C, Class A1, 1.62%, 3/1/61	424,432	398,646
Carrington Mortgage Loan Trust FRB Ser. 06-NC2, Class A4, (1 Month US LIBOR + 0.24%), 0.908%, 6/25/36	1,020,000	990,863
Citigroup Mortgage Loan Trust, Inc.
FRB Ser. 07-AR5, Class 1A1A, 2.926%, 4/25/37 W	360,840	351,295
FRB Ser. 07-AMC3, Class A2D, (1 Month US LIBOR + 0.35%), 1.018%, 3/25/37	714,746	657,091
Countrywide Alternative Loan Trust
FRB Ser. 06-OA7, Class 1A1, 2.229%, 6/25/46 W	430,388	458,578
FRB Ser. 05-59, Class 1A1, (1 Month US LIBOR + 0.66%), 1.254%, 11/20/35	1,698,466	1,644,641
FRB Ser. 06-OA7, Class 1A2, (1 Month US LIBOR + 0.94%), 1.159%, 6/25/46	1,399,620	1,284,999
FRB Ser. 06-OA10, Class 2A1, (1 Month US LIBOR + 0.38%), 1.048%, 8/25/46	348,068	304,718
FRB Ser. 06-OA10, Class 4A1, (1 Month US LIBOR + 0.38%), 1.048%, 8/25/46	159,133	142,367
Countrywide Home Loans Mortgage Pass-Through Trust FRB Ser. 05-3, Class 1A1, (1 Month US LIBOR + 0.62%), 1.288%, 4/25/35	282,184	253,502
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 16-DNA1, Class B, (1 Month US LIBOR + 10.00%), 10.457%, 7/25/28	648,139	695,881
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class B, (1 Month US LIBOR + 9.35%), 10.018%, 4/25/28	1,529,718	1,530,727
Structured Agency Credit Risk Debt FRN Ser. 15-DNA1, Class B, (1 Month US LIBOR + 9.20%), 9.868%, 10/25/27	987,913	1,052,127
Structured Agency Credit Risk Debt FRN Ser. 15-DNA2, Class B, (1 Month US LIBOR + 7.55%), 8.218%, 12/25/27	789,660	804,823
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class B1, (1 Month US LIBOR + 5.15%), 5.818%, 10/25/29	300,000	321,246
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3, (1 Month US LIBOR + 5.15%), 5.818%, 11/25/28	404,755	426,781
Structured Agency Credit Risk Debt FRN Ser. 16-HQA2, Class M3B, (1 Month US LIBOR + 5.15%), 5.818%, 11/25/28	280,000	296,100
Structured Agency Credit Risk Debt FRN Ser. 15-DNA3, Class M3, (1 Month US LIBOR + 4.70%), 5.368%, 4/25/28	120,601	125,260
Structured Agency Credit Risk Debt FRN Ser. 16-DNA2, Class M3, (1 Month US LIBOR + 4.65%), 5.318%, 10/25/28	296,447	309,693
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class B1, (1 Month US LIBOR + 4.35%), 5.018%, 9/25/30	268,000	275,803
Structured Agency Credit Risk Debt FRN Ser. 16-DNA4, Class M3, (1 Month US LIBOR + 3.80%), 4.468%, 3/25/29	220,636	228,836
Structured Agency Credit Risk Debt FRN Ser. 17-HQA1, Class M2, (1 Month US LIBOR + 3.55%), 4.218%, 8/25/29	717,288	741,048

Fixed Income Absolute Return Fund 25

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal Home Loan Mortgage Corporation
Structured Agency Credit Risk Debt FRN Ser. 17-DNA2, Class M2, (1 Month US LIBOR + 3.45%), 4.118%, 10/25/29	$705,460	$727,274
Structured Agency Credit Risk Debt FRN Ser. 17-DNA3, Class M2B, (1 Month US LIBOR + 2.50%), 3.168%, 3/25/30	361,000	365,342
Structured Agency Credit Risk Debt FRN Ser. 18-HQA1, Class M2, (1 Month US LIBOR + 2.30%), 2.968%, 9/25/30	506,225	509,404
Federal Home Loan Mortgage Corporation 144A
Structured Agency Credit Risk Trust REMICs FRB Ser. 20-HQA3, Class B1, (1 Month US LIBOR + 5.75%), 6.418%, 7/25/50	268,000	282,936
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-HQA1, Class M2, (US 30 Day Average SOFR + 5.25%), 5.539%, 3/25/42	1,941,000	1,979,820
Seasoned Credit Risk Transfer Trust FRB Ser. 18-3, Class 3, 4.75%, 8/25/57 W	340,000	315,488
Structured Agency Credit Risk Trust FRB Ser. 18-DNA2, Class B1, (1 Month US LIBOR + 3.70%), 4.368%, 12/25/30	400,000	394,136
Structured Agency Credit Risk Trust FRB Ser. 19-DNA1, Class M2, (1 Month US LIBOR + 2.65%), 3.318%, 1/25/49	189,599	190,996
Structured Agency Credit Risk Trust FRB Ser. 19-DNA2, Class M2, (1 Month US LIBOR + 2.45%), 3.118%, 3/25/49	77,185	77,668
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3, (1 Month US LIBOR + 2.40%), 3.068%, 2/25/47	872,000	868,637
Structured Agency Credit Risk Trust FRB Ser. 18-HQA2, Class M2, (1 Month US LIBOR + 2.30%), 2.968%, 10/25/48	102,900	103,237
Structured Agency Credit Risk Trust FRB Ser. 18-DNA3, Class M2B, (1 Month US LIBOR + 2.10%), 2.768%, 9/25/48	179,000	176,098
Structured Agency Credit Risk Trust REMICs FRB Ser. 22-DNA1, Class M1B, (US 30 Day Average SOFR + 1.85%), 2.139%, 1/25/42	347,000	330,588
Structured Agency Credit Risk Trust FRB Ser. 18-HRP2, Class M3AS, (1 Month US LIBOR + 1.00%), 1.668%, 2/25/47	3,411,000	3,374,860
Structured Agency Credit Risk Debt FRN Ser. 22-DNA2, Class M1A, (US 30 Day Average SOFR + 1.30%), 1.589%, 2/25/42	360,611	357,456
Structured Agency Credit Risk Trust REMICs FRB Ser. 21-HQA3, Class M1, (US 30 Day Average SOFR + 0.85%), 1.139%, 9/25/41	259,000	251,987
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1B, (1 Month US LIBOR + 12.25%), 12.918%, 9/25/28	1,578,339	1,798,427
Connecticut Avenue Securities FRB Ser. 16-C03, Class 1B, (1 Month US LIBOR + 11.75%), 12.418%, 10/25/28	834,612	921,282
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1B, (1 Month US LIBOR + 11.75%), 12.418%, 8/25/28	287,823	321,965
Connecticut Avenue Securities FRB Ser. 16-C01, Class 1M2, (1 Month US LIBOR + 6.75%), 7.418%, 8/25/28	9,002	9,520
Connecticut Avenue Securities FRB Ser. 16-C02, Class 1M2, (1 Month US LIBOR + 6.00%), 6.668%, 9/25/28	101,665	106,984
Connecticut Avenue Securities FRB Ser. 16-C03, Class 2M2, (1 Month US LIBOR + 5.90%), 6.568%, 10/25/28	63,722	67,466
Connecticut Avenue Securities FRB Ser. 15-C04, Class 1M2, (1 Month US LIBOR + 5.70%), 6.368%, 4/25/28	833,110	893,841
Connecticut Avenue Securities FRB Ser. 15-C04, Class 2M2, (1 Month US LIBOR + 5.55%), 6.218%, 4/25/28	192,772	202,194

26 Fixed Income Absolute Return Fund

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2B1, (1 Month US LIBOR + 5.50%), 6.168%, 9/25/29	$1,000,000	$1,085,637
Connecticut Avenue Securities FRB Ser. 14-C04, Class 2M2, (1 Month US LIBOR + 5.00%), 5.668%, 11/25/24	1,921	1,943
Connecticut Avenue Securities FRB Ser. 14-C04, Class 1M2, (1 Month US LIBOR + 4.90%), 5.568%, 11/25/24	439,631	462,721
Connecticut Avenue Securities FRB Ser. 17-C03, Class 1B1, (1 Month US LIBOR + 4.85%), 5.518%, 10/25/29	400,000	424,074
Connecticut Avenue Securities FRB Ser. 18-C04, Class 2B1, (1 Month US LIBOR + 4.50%), 5.168%, 12/25/30	842,700	876,513
Connecticut Avenue Securities FRB Ser. 14-C01, Class M2, (1 Month US LIBOR + 4.40%), 5.068%, 1/25/24	906,902	938,132
Connecticut Avenue Securities FRB Ser. 15-C01, Class 1M2, (1 Month US LIBOR + 4.30%), 4.968%, 2/25/25	57,621	58,929
Connecticut Avenue Securities FRB Ser. 15-C02, Class 1M2, (1 Month US LIBOR + 4.00%), 4.668%, 5/25/25	4,978	4,992
Connecticut Avenue Securities FRB Ser. 17-C02, Class 2M2C, (1 Month US LIBOR + 3.65%), 4.318%, 9/25/29	135,000	138,130
Connecticut Avenue Securities FRB Ser. 17-C05, Class 1B1, (1 Month US LIBOR + 3.60%), 4.268%, 1/25/30	370,000	367,669
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2, (1 Month US LIBOR + 3.55%), 4.218%, 7/25/29	674,587	694,647
Connecticut Avenue Securities FRB Ser. 17-C01, Class 1M2C, (1 Month US LIBOR + 3.55%), 4.218%, 7/25/29	273,000	283,375
Connecticut Avenue Securities FRB Ser. 14-C03, Class 2M2, (1 Month US LIBOR + 2.90%), 3.568%, 7/25/24	337,532	341,074
Connecticut Avenue Securities FRB Ser. 14-C02, Class 2M2, (1 Month US LIBOR + 2.60%), 3.268%, 5/25/24	105,169	106,301
Connecticut Avenue Securities FRB Ser. 17-C07, Class 2M2, (1 Month US LIBOR + 2.50%), 3.168%, 5/25/30	466,404	471,580
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1ED5, (1 Month US LIBOR + 2.25%), 2.918%, 7/25/30	75,035	75,106
Connecticut Avenue Securities FRB Ser. 18-C01, Class 1M2, (1 Month US LIBOR + 2.25%), 2.918%, 7/25/30	145,027	146,476
Connecticut Avenue Securities FRB Ser. 18-C06, Class 2M2, (1 Month US LIBOR + 2.10%), 2.768%, 3/25/31	276,710	277,137
Connecticut Avenue Securities FRB Ser. 18-C05, Class 1ED1, (1 Month US LIBOR + 0.65%), 1.318%, 1/25/31	199,106	194,626
Connecticut Avenue Securities FRB Ser. 17-C04, Class 2ED1, (1 Month US LIBOR + 0.60%), 1.268%, 11/25/29	138,884	136,453
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R01, Class 1B1, (1 Month US LIBOR + 3.25%), 3.918%, 1/25/40	1,249,000	1,169,282
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M2, (US 30 Day Average SOFR + 3.00%), 3.289%, 1/25/42	1,012,000	994,923
Connecticut Avenue Securities Trust FRB Ser. 19-R01, Class 2M2, (1 Month US LIBOR + 2.45%), 3.118%, 7/25/31	49,725	49,880
Connecticut Avenue Securities Trust FRB Ser. 19-HRP1, Class M2, (1 Month US LIBOR + 2.15%), 2.818%, 11/25/39	654,771	643,950

Fixed Income Absolute Return Fund 27

MORTGAGE-BACKED SECURITIES (42.7%)* cont.	Principal amount	Value
Residential mortgage-backed securities (non-agency) cont.
Federal National Mortgage Association 144A
Connecticut Avenue Securities Trust FRB Ser. 20-R02, Class 2M2, (1 Month US LIBOR + 2.00%), 2.668%, 1/25/40	$114,738	$114,594
Connecticut Avenue Securities Trust FRB Ser. 22-R02, Class 2M1, (US 30 Day Average SOFR + 1.10%), 1.489%, 1/25/42	218,516	216,057
Connecticut Avenue Securities FRB Ser. 21-R02, Class 2M1, (US 30 Day Average SOFR + 0.90%), 1.189%, 11/25/41	119,380	116,276
GCAT Trust 144A Ser. 20-NQM2, Class A3, 2.935%, 4/25/65	275,088	270,596
GSAA Home Equity Trust Ser. 06-15, Class AF3A, 5.882%, 9/25/36 W	756,276	295,369
HarborView Mortgage Loan Trust FRB Ser. 05-2, Class 1A, (1 Month US LIBOR + 0.52%), 1.074%, 5/19/35	783,455	311,964
Home Re, Ltd. 144A FRB Ser. 21-2, Class B1, (US 30 Day Average SOFR + 4.15%), 4.439%, 1/25/34 (Bermuda)	213,000	203,765
Homeward Opportunities Fund I Trust 144A Ser. 20-2, Class A3, 3.196%, 5/25/65 W	647,000	634,179
JPMorgan Alternative Loan Trust FRB Ser. 07-A2, Class 12A1, IO, (1 Month US LIBOR + 0.20%), 1.068%, 6/25/37	531,615	251,684
Legacy Mortgage Asset Trust 144A
Ser. 21-GS3, Class A2, 3.25%, 7/25/61	403,000	378,457
FRB Ser. 19-GS7, Class A1, 3.25%, 11/25/59	447,483	444,127
Residential Accredit Loans, Inc. FRB Ser. 06-QO5, Class 1A1, (1 Month US LIBOR + 0.43%), 1.098%, 5/25/46	637,115	551,104
Residential Mortgage Loan Trust 144A Ser. 20-2, Class A3, 2.911%, 5/25/60 W	381,000	374,479
ROC Mortgage Trust 144A Ser. 21-RTL1, Class A1, 2.487%, 8/25/26 W	870,000	838,158
Structured Asset Mortgage Investments II Trust FRB Ser. 06-AR7, Class A1A, (1 Month US LIBOR + 0.21%), 1.088%, 8/25/36	320,417	293,181
WaMu Mortgage Pass-Through Certificates Trust
FRB Ser. 05-AR10, Class 1A3, 2.944%, 9/25/35 W	250,696	240,780
FRB Ser. 05-AR13, Class A1C3, (1 Month US LIBOR + 0.98%), 1.648%, 10/25/45	495,145	486,697
		45,399,035
Total mortgage-backed securities (cost $193,819,822)		$175,681,036

CORPORATE BONDS AND NOTES (14.2%)*	Principal amount	Value
Basic materials (1.1%)
Axalta Coating Systems, LLC/Axalta Coating Systems Dutch Holding B BV 144A company guaranty sr. unsec. notes 4.75%, 6/15/27	$980,000	$931,000
Graphic Packaging International, LLC 144A company guaranty sr. unsec. notes 3.75%, 2/1/30	430,000	376,994
Novelis Corp. 144A company guaranty sr. unsec. notes 4.75%, 1/30/30	1,705,000	1,568,140
WR Grace Holdings, LLC 144A company guaranty sr. notes 5.625%, 10/1/24	1,520,000	1,523,800
		4,399,934

28 Fixed Income Absolute Return Fund

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Capital goods (0.6%)
Amsted Industries, Inc. 144A company guaranty sr. unsec. sub. notes 5.625%, 7/1/27	$793,000	$787,053
Owens-Brockway Glass Container, Inc. 144A company guaranty sr. unsec. notes 5.875%, 8/15/23	1,025,000	1,039,294
Panther BF Aggregator 2 LP/Panther Finance Co., Inc. 144A company guaranty sr. notes 6.25%, 5/15/26	196,000	197,960
TransDigm, Inc. 144A company guaranty sr. notes 6.25%, 3/15/26	520,000	517,400
		2,541,707
Communication services (1.7%)
CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company guaranty sr. unsec. bonds 5.50%, 5/1/26	443,000	444,108
Charter Communications Operating, LLC/Charter Communications Operating Capital company guaranty sr. notes 3.75%, 2/15/28	1,048,000	991,344
DISH DBS Corp. 144A company guaranty sr. notes 5.75%, 12/1/28	648,000	579,623
DISH DBS Corp. 144A company guaranty sr. notes 5.25%, 12/1/26	650,000	596,798
IHS Holding, Ltd. company guaranty sr. unsec. notes Ser. REGS, 6.25%, 11/29/28 (Nigeria)	410,000	385,913
Level 3 Financing, Inc. company guaranty sr. unsec. unsub. notes 5.25%, 3/15/26	750,000	729,413
Level 3 Financing, Inc. 144A company guaranty sr. unsec. notes 4.625%, 9/15/27	899,000	807,976
Sprint Capital Corp. company guaranty sr. unsec. unsub. notes 6.875%, 11/15/28	265,000	290,861
Sprint Corp. company guaranty sr. unsec. sub. notes 7.875%, 9/15/23	1,045,000	1,097,250
T-Mobile USA, Inc. company guaranty sr. unsec. notes 5.375%, 4/15/27	526,000	536,520
T-Mobile USA, Inc. company guaranty sr. unsec. unsub. bonds 4.75%, 2/1/28	374,000	369,005
		6,828,811
Consumer cyclicals (1.3%)
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 5.125%, 6/16/25	1,000,000	997,500
Ford Motor Credit Co., LLC sr. unsec. unsub. notes 4.00%, 11/13/30	410,000	354,650
Hanesbrands, Inc. 144A company guaranty sr. unsec. unsub. notes 4.625%, 5/15/24	483,000	482,396
Lennar Corp. company guaranty sr. unsec. unsub. notes 4.75%, 11/15/22	565,000	568,443
Sirius XM Radio, Inc. 144A company guaranty sr. unsec. bonds 3.875%, 9/1/31	471,000	397,764
Sirius XM Radio, Inc. 144A sr. unsec. bonds 5.00%, 8/1/27	680,000	656,200
Spectrum Brands, Inc. 144A company guaranty sr. unsec. bonds 5.00%, 10/1/29	837,000	778,410
Spectrum Brands, Inc. 144A company guaranty sr. unsec. notes 5.50%, 7/15/30	123,000	114,464
Standard Industries, Inc. 144A sr. unsec. notes 5.00%, 2/15/27	445,000	421,638
Standard Industries, Inc. 144A sr. unsec. notes 4.75%, 1/15/28	520,000	478,400
		5,249,865

Fixed Income Absolute Return Fund 29

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Consumer staples (2.0%)
1011778 BC ULC/New Red Finance, Inc. 144A company guaranty notes 4.375%, 1/15/28 (Canada)	$165,000	$150,563
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 4.625%, 1/15/27	2,280,000	2,135,619
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons, LLC 144A company guaranty sr. unsec. notes 3.50%, 3/15/29	840,000	707,616
Kraft Heinz Foods Co. company guaranty sr. unsec. notes 3.00%, 6/1/26	2,128,000	2,034,012
Match Group Holdings II, LLC 144A sr. unsec. bonds 5.00%, 12/15/27	515,000	502,125
Match Group Holdings II, LLC 144A sr. unsec. unsub. notes 4.625%, 6/1/28	762,000	710,314
Netflix, Inc. sr. unsec. unsub. notes 5.875%, 11/15/28	710,000	731,300
Netflix, Inc. 144A sr. unsec. bonds 5.375%, 11/15/29	85,000	85,085
Newell Brands, Inc. sr. unsec. unsub. notes 4.45%, 4/1/26	1,093,000	1,083,644
		8,140,278
Energy (3.3%)
Apache Corp. sr. unsec. unsub. notes 5.10%, 9/1/40	1,085,000	981,925
Cheniere Corpus Christi Holdings, LLC company guaranty sr. notes 5.875%, 3/31/25	1,119,000	1,161,696
Cheniere Energy Partners LP company guaranty sr. unsec. notes 4.50%, 10/1/29	605,000	579,288
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 5.75%, 1/15/31	215,000	219,803
Continental Resources, Inc. 144A company guaranty sr. unsec. bonds 2.875%, 4/1/32	645,000	532,973
Endeavor Energy Resources LP/EER Finance, Inc. 144A sr. unsec. bonds 5.75%, 1/30/28	975,000	977,516
Hess Midstream Operations LP 144A company guaranty sr. unsec. sub. notes 5.625%, 2/15/26	970,000	970,000
Holly Energy Partners LP/Holly Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.00%, 2/1/28	867,000	824,872
Newfield Exploration Co. sr. unsec. unsub. notes 5.625%, 7/1/24	1,010,000	1,049,138
Occidental Petroleum Corp. sr. unsec. sub. bonds 6.20%, 3/15/40	758,000	784,636
Occidental Petroleum Corp. sr. unsec. sub. notes 6.45%, 9/15/36	1,259,000	1,366,015
Pertamina Persero PT 144A sr. unsec. unsub. notes 4.30%, 5/20/23 (Indonesia)	400,000	403,001
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 6.25%, 3/17/24 (Brazil)	488,000	508,740
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.60%, 1/3/31 (Brazil)	88,000	86,372
Petrobras Global Finance BV company guaranty sr. unsec. unsub. notes 5.299%, 1/27/25 (Brazil)	78,000	80,711
Petroleos Mexicanos company guaranty sr. unsec. unsub. FRB 5.95%, 1/28/31 (Mexico)	278,000	233,881
Petroleos Mexicanos company guaranty sr. unsec. unsub. notes 6.70%, 2/16/32 (Mexico)	1,295,000	1,115,876
Southwestern Energy Co. company guaranty sr. unsec. bonds 4.75%, 2/1/32	379,000	358,394

30 Fixed Income Absolute Return Fund

CORPORATE BONDS AND NOTES (14.2%)* cont.	Principal amount	Value
Energy cont.
Southwestern Energy Co. company guaranty sr. unsec. notes 5.375%, 3/15/30	$1,225,000	$1,209,504
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 144A company guaranty sr. unsec. notes 5.50%, 1/15/28	368,000	343,160
		13,787,501
Financials (2.3%)
Ally Financial, Inc. company guaranty sr. unsec. notes 8.00%, 11/1/31	540,000	642,392
Ally Financial, Inc. sub. unsec. notes 5.75%, 11/20/25	1,209,000	1,242,012
CNO Financial Group, Inc. sr. unsec. unsub. notes 5.25%, 5/30/25	1,883,000	1,941,844
Coinbase Global, Inc. 144A company guaranty sr. unsec. unsub. bonds 3.625%, 10/1/31	655,000	483,868
Credit Suisse Group AG 144A jr. unsec. sub. FRN 6.25%, perpetual maturity (Switzerland)	1,146,000	1,111,070
GLP Capital LP/GLP Financing II, Inc. company guaranty sr. unsec. unsub. notes 5.375%, 4/15/26	425,000	433,563
Icahn Enterprises LP/Icahn Enterprises Finance Corp. company guaranty sr. unsec. notes 6.25%, 5/15/26	1,095,000	1,085,605
iStar, Inc. sr. unsec. notes 4.25%, 8/1/25 R	1,265,000	1,205,709
Itau Unibanco Holding SA/Cayman Islands 144A unsec. sub. FRB 3.875%, 4/15/31 (Brazil)	810,000	727,514
OneMain Finance Corp. company guaranty sr. unsec. sub. notes 7.125%, 3/15/26	1,000,000	1,012,500
		9,886,077
Health care (1.3%)
Centene Corp. sr. unsec. notes 4.625%, 12/15/29	930,000	895,125
HCA, Inc. company guaranty sr. bonds 5.25%, 6/15/26	950,000	979,033
Service Corp. International sr. unsec. notes 3.375%, 8/15/30	140,000	120,400
Tenet Healthcare Corp. 144A company guaranty sr. notes 4.875%, 1/1/26	1,655,000	1,620,535
Teva Pharmaceutical Finance Netherlands III BV company guaranty sr. unsec. notes 6.00%, 4/15/24 (Israel)	1,132,000	1,132,000
UnitedHealth Group, Inc. sr. unsec. unsub. notes 2.00%, 5/15/30	237,000	205,523
Viatris, Inc. company guaranty sr. unsec. notes 2.30%, 6/22/27	340,000	300,841
		5,253,457
Technology (0.3%)
CommScope Finance, LLC 144A sr. notes 6.00%, 3/1/26	815,000	768,708
Imola Merger Corp. 144A sr. notes 4.75%, 5/15/29	591,000	549,630
		1,318,338
Utilities and power (0.3%)
Calpine Corp. 144A company guaranty sr. notes 4.50%, 2/15/28	755,000	698,919
Energy Transfer LP jr. unsec. sub. FRN 6.625%, perpetual maturity	501,000	433,365
		1,132,284
Total corporate bonds and notes (cost $62,641,064)		$58,538,252

Fixed Income Absolute Return Fund 31

COLLATERALIZED LOAN OBLIGATIONS (9.0%)*	Principal amount	Value
AB BSL CLO 2, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 2.144%, 4/15/34 (Cayman Islands)	$1,245,000	$1,226,789
AGL CLO 13, Ltd. 144A FRB Ser. 21-13A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 2.223%, 10/20/34 (Cayman Islands)	1,177,000	1,161,651
AIG CLO, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.10%), 2.236%, 4/22/34	692,000	676,514
Aimco CLO 14, Ltd. 144A FRB Ser. 21-14A, Class A, (BBA LIBOR USD 3 Month + 0.99%), 2.053%, 4/20/34 (Cayman Islands)	556,000	544,598
Apidos CLO XII 144A FRB Ser. 18-12A, Class BR, (BBA LIBOR USD 3 Month + 1.40%), 2.444%, 4/15/31 (Cayman Islands)	1,382,000	1,359,349
Apidos CLO XXXV 144A FRB Ser. 21-35A, Class A, (BBA LIBOR USD 3 Month + 1.05%), 2.113%, 4/20/34 (Cayman Islands)	250,000	246,328
Ares LX CLO, Ltd. 144A FRB Ser. 21-60A, Class A, (BBA LIBOR USD 3 Month + 1.12%), 2.164%, 7/18/34 (Cayman Islands)	543,000	536,080
Ares XLI CLO, Ltd. 144A FRB Ser. 21-41A, Class AR2, (BBA LIBOR USD 3 Month + 1.07%), 2.114%, 4/15/34 (Cayman Islands)	750,000	738,647
Benefit Street Partners CLO V-B, Ltd. 144A FRB Ser. 18-5BA, Class A1A, (BBA LIBOR USD 3 Month + 1.09%), 2.153%, 4/20/31	631,000	627,268
BlueMountain CLO XXXII, Ltd. 144A FRB Ser. 21-32A, Class A, (BBA LIBOR USD 3 Month + 1.17%), 2.214%, 10/15/34 (Cayman Islands)	619,000	610,293
Carlyle C17 CLO, Ltd. 144A FRB Ser. C17A, Class A1AR, (BBA LIBOR USD 3 Month + 1.03%), 2.316%, 4/30/31	423,000	420,555
Carlyle US CLO, Ltd. 144A FRB Ser. 21-8A, Class B, (BBA LIBOR USD 3 Month + 1.65%), 2.694%, 10/15/34 (Cayman Islands)	500,000	491,212
Cedar Funding XIV CLO, Ltd. 144A FRB Ser. 21-14A, Class B, (BBA LIBOR USD 3 Month + 1.60%), 2.644%, 7/15/33 (Cayman Islands)	1,047,000	1,036,136
Columbia Cent CLO 29, Ltd. 144A FRB Ser. 21-29A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 2.233%, 10/20/34	506,000	498,774
Dryden XXVI Senior Loan Fund 144A FRB Ser. 18-26A, Class BR, (BBA LIBOR USD 3 Month + 1.45%), 2.494%, 4/15/29 (Cayman Islands)	500,000	496,144
Elevation CLO, Ltd. 144A FRB Ser. 17-2A, Class A1R, (BBA LIBOR USD 3 Month + 1.23%), 2.274%, 10/15/29	1,295,123	1,288,721
Elmwood CLO II, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 2.213%, 4/20/34	600,000	593,830
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class A, (BBA LIBOR USD 3 Month + 1.24%), 2.284%, 4/15/33 (Cayman Islands)	750,000	746,032
Elmwood CLO IV, Ltd. 144A FRB Ser. 20-1A, Class B, (BBA LIBOR USD 3 Month + 1.70%), 2.744%, 4/15/33 (Cayman Islands)	500,000	494,342
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 2.213%, 10/20/34 (Cayman Islands)	607,000	600,217
Elmwood CLO V, Ltd. 144A FRB Ser. 21-2A, Class BR, (BBA LIBOR USD 3 Month + 1.65%), 2.713%, 10/20/34 (Cayman Islands)	253,000	250,087
Elmwood CLO VIII, Ltd. 144A FRB Ser. 21-1A, Class B1, (BBA LIBOR USD 3 Month + 1.55%), 2.613%, 1/20/34 (Cayman Islands)	1,208,000	1,185,644
Elmwood CLO XII, Ltd. 144A FRB Ser. 21-5A, Class B, (BBA LIBOR USD 3 Month + 1.70%), 2.763%, 1/20/35 (Cayman Islands)	500,000	494,008
Galaxy XXII CLO, Ltd. 144A FRB Ser. 21-22A, Class ARR, (BBA LIBOR USD 3 Month + 1.20%), 2.244%, 4/16/34 (Cayman Islands)	882,000	869,858
GoldenTree Loan Management US CLO 5, Ltd. 144A FRB Ser. 21-5A, Class BR, (BBA LIBOR USD 3 Month + 1.55%), 2.613%, 10/20/32	750,000	739,991
Guggenheim 1828 CLO, Ltd. 144A FRB Ser. 18-1A, Class A1S1, (BBA LIBOR USD 3 Month + 1.23%), 2.274%, 10/15/31 (Cayman Islands)	796,970	794,148

32 Fixed Income Absolute Return Fund

COLLATERALIZED LOAN OBLIGATIONS (9.0%)* cont.	Principal amount	Value
Gulf Stream Meridian 4, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 1.20%), 2.244%, 7/15/34 (Cayman Islands)	$804,000	$793,987
HalseyPoint CLO I, Ltd. 144A FRB Ser. 19-1A, Class A1A1, (BBA LIBOR USD 3 Month + 1.35%), 2.413%, 1/20/33 (Cayman Islands)	786,000	780,331
ICG US CLO, Ltd. 144A FRB Ser. 20-2RA, Class A2, (BBA LIBOR USD 3 Month + 1.80%), 2.844%, 1/16/33 (Cayman Islands)	672,000	661,656
ICG US CLO, Ltd. 144A FRB Ser. 21-3A, Class B1R, (BBA LIBOR USD 3 Month + 1.45%), 2.634%, 1/24/32 (Cayman Islands)	1,250,000	1,220,326
Logan CLO I, Ltd. 144A FRB Ser. 21-1A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 2.223%, 7/20/34 (Cayman Islands)	1,011,000	998,190
Marathon CLO XIII, Ltd. 144A FRB Ser. 21-1A, Class AANR, (BBA LIBOR USD 3 Month + 1.32%), 2.364%, 4/15/32 (Cayman Islands)	500,000	495,754
Nassau, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.29%), 2.334%, 1/15/35 (Cayman Islands)	250,000	245,291
Nassau, Ltd. 144A FRB Ser. 21-IA, Class ANAR, (BBA LIBOR USD 3 Month + 1.35%), 1.482%, 4/15/31 (Cayman Islands)	379,000	375,180
Neuberger Berman Loan Advisers CLO 47, Ltd. 144A FRB Ser. 22-47A, Class A, (CME TERM SOFR 3 Month + 1.30%), 1.548%, 4/14/35 (Cayman Islands)	337,000	334,313
Oak Hill Credit Partners XVI 144A FRB Ser. 21-16A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 2.194%, 10/18/34 (Cayman Islands)	500,000	494,229
Oaktree CLO, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.16%), 2.204%, 7/15/34 (Cayman Islands)	624,000	615,723
Octagon Investment Partners 48, Ltd. 144A FRB Ser. 21-3A, Class AR, (BBA LIBOR USD 3 Month + 1.15%), 2.213%, 10/20/34 (Cayman Islands)	750,000	739,687
Octagon Investment Partners 54, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.12%), 2.164%, 7/15/34 (Cayman Islands)	337,000	332,689
Palmer Square CLO, Ltd. 144A FRB Ser. 21-1A, Class A1R, (BBA LIBOR USD 3 Month + 1.15%), 1.545%, 11/14/34 (Cayman Islands)	500,000	495,149
Palmer Square CLO, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.15%), 2.194%, 7/15/34 (Cayman Islands)	971,000	960,184
Palmer Square CLO, Ltd. 144A FRB Ser. 21-3A, Class B, (BBA LIBOR USD 3 Month + 1.65%), 1.882%, 1/15/35 (Cayman Islands)	400,000	393,690
Palmer Square Loan Funding, Ltd. 144A FRB Ser. 22-2A, Class A2, (CME TERM SOFR 3 Month + 1.90%), 3.80%, 10/15/30 (Cayman Islands) ##	1,368,000	1,366,798
Park Avenue Institutional Advisers CLO, Ltd. 144A FRB Ser. 21-1A, Class A1AR, (BBA LIBOR USD 3 Month + 1.00%), 2.063%, 10/20/31 (Cayman Islands)	500,000	495,230
Regatta XVIII Funding, Ltd. 144A FRB Ser. 21-1A, Class A1, (BBA LIBOR USD 3 Month + 1.10%), 2.144%, 1/15/34	750,000	739,395
Regatta XX Funding, Ltd. 144A FRB Ser. 21-2A, Class A, (BBA LIBOR USD 3 Month + 1.16%), 2.204%, 10/15/34 (Cayman Islands)	571,000	562,612
Regatta XXIII Funding, Ltd. 144A FRB Ser. 21-4A, Class A1, (BBA LIBOR USD 3 Month + 1.15%), 2.213%, 1/20/35 (Cayman Islands)	518,000	510,422
RR, Ltd. 144A FRB Ser. 22-7A, Class A2B, (CME TERM SOFR 3 Month + 1.85%), 2.03%, 1/15/37 (Cayman Islands)	1,685,000	1,670,497
Sixth Street CLO XVI, Ltd. 144A FRB Ser. 20-16A, Class B, (BBA LIBOR USD 3 Month + 1.85%), 2.913%, 10/20/32 (Cayman Islands)	1,053,000	1,053,066

Fixed Income Absolute Return Fund 33

COLLATERALIZED LOAN OBLIGATIONS (9.0%)* cont.	Principal amount	Value
Sound Point CLO XXVI, Ltd. 144A FRB Ser. 21-1A, Class AR, (BBA LIBOR USD 3 Month + 1.17%), 2.233%, 7/20/34 (Cayman Islands)	$974,000	$960,576
Zais CLO, Ltd. 144A FRB Ser. 19-13A, Class A1A, (BBA LIBOR USD 3 Month + 1.49%), 2.534%, 7/15/32	1,214,000	1,207,444
Total collateralized loan obligations (cost $37,637,695)		$37,229,635

SENIOR LOANS (6.4%)*c	Principal amount	Value
Basic materials (0.6%)
Quikrete Holdings, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.63%), 3.389%, 2/1/27	$1,643,730	$1,597,065
Starfruit US Holdco, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 10/1/25	758,645	746,947
		2,344,012
Capital goods (1.1%)
Clarios Global LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.014%, 4/30/26	682,996	671,331
Gardner Denver, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 2.514%, 2/28/27	703	693
GFL Environmental, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 4.239%, 5/31/25	965,289	962,576
Titan Acquisition, Ltd. (United Kingdom) bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.00%), 4.006%, 3/28/25	403,091	393,453
TransDigm, Inc. bank term loan FRN Ser. F, (BBA LIBOR USD 3 Month + 2.25%), 3.014%, 12/9/25	904,815	886,719
TransDigm, Inc. bank term loan FRN Ser. E, (BBA LIBOR USD 3 Month + 2.25%), 3.014%, 5/30/25	244,761	240,049
Vertiv Group Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.75%), 3.202%, 3/2/27	1,481,902	1,439,712
		4,594,533
Communication services (0.8%)
Altice US Finance I Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.804%, 1/15/26	967,500	948,150
Charter Communications Operating, LLC bank term loan FRN Ser. B2, (BBA LIBOR USD 3 Month + 1.75%), 2.52%, 2/1/27	732,822	723,208
CSC Holdings, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 2.804%, 7/17/25	805,101	788,395
Zayo Group Holdings, Inc. bank term loan FRN (1 Month US LIBOR + 3.00%), 3.764%, 3/9/27	890,789	843,854
		3,303,607
Consumer cyclicals (2.0%)
AppleCaramel Buyer, LLC bank term loan FRN (CME TERM SOFR 3 Month PLUS CSA + 0.00%), 4.45%, 10/19/27	513,500	500,822
Banijay Group US Holding, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.202%, 3/4/25	985,000	978,351
Cornerstone Building Brands, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 3.804%, 4/12/28	787,050	736,876
Entercom Media Corp. bank term loan FRN Ser. B1, (BBA LIBOR USD 3 Month + 2.50%), 3.249%, 11/17/24	777,215	759,246
Fertitta Entertainment, LLC/NV bank term loan FRN Ser. B, (CME TERM SOFR 3 Month PLUS CSA + 4.00%), 4.70%, 1/12/29	979,065	973,886

34 Fixed Income Absolute Return Fund

SENIOR LOANS (6.4%)*c cont.	Principal amount	Value
Consumer cyclicals cont.
Hilton Worldwide Finance, LLC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 2.375%, 6/21/26	$639,438	$631,445
Reynolds Consumer Products, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 1.75%), 2.514%, 2/4/27	858,788	844,515
Stars Group Holdings BV bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.25%), 3.256%, 7/29/25	762,514	758,183
Terrier Media Buyer, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.50%), 4.264%, 12/17/26	1,034,263	1,018,377
Univision Communications, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.25%), 4.014%, 3/24/26	635,814	629,856
Werner Finco LP bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 4.00%), 5.006%, 7/24/24	476,686	470,132
		8,301,689
Consumer staples (0.4%)
1011778 BC, ULC bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 2.514%, 11/19/26	873,900	856,239
Brand Industrial Services, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 4.25%), 5.294%, 6/21/24	714,375	677,356
		1,533,595
Energy (0.2%)
Prairie ECI Acquiror LP bank term loan FRN (BBA LIBOR USD 3 Month + 4.75%), 5.514%, 3/11/26	1,000,000	978,330
		978,330
Health care (0.5%)
Elanco Animal Health, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 1.75%), 2.55%, 2/4/27	944,525	924,454
Grifols Worldwide Operations USA, Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 2.00%), 2.764%, 11/15/27	385,648	376,451
Ortho-Clinical Diagnostics, Inc. bank term loan FRN (BBA LIBOR USD 3 Month + 3.00%), 3.278%, 6/30/25	623,436	621,684
		1,922,589
Technology (0.5%)
Boxer Parent Co., Inc. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.75%), 4.514%, 10/2/25	715,992	706,419
Epicor Software Corp. bank term loan FRN Ser. B, (BBA LIBOR USD 3 Month + 3.25%), 4.014%, 7/30/27	1,009,625	1,002,325
Greeneden US Holdings II, LLC bank term loan FRN (BBA LIBOR USD 3 Month + 4.00%), 4.764%, 12/1/27	478,938	477,141
		2,185,885
Utilities and power (0.3%)
Calpine Construction Finance Co. LP bank term loan FRN (BBA LIBOR USD 3 Month + 2.00%), 2.764%, 1/15/25	775,575	765,074
Vistra Operations Co., LLC bank term loan FRN Ser. B3, (BBA LIBOR USD 3 Month + 1.75%), 2.45%, 12/1/25	240,393	237,018
		1,002,092
Total senior loans (cost $26,606,744)		$26,166,332

Fixed Income Absolute Return Fund 35

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.8%)*	Principal amount	Value
Chile (Republic of) sr. unsec. unsub. bonds 4.34%, 3/7/42 (Chile)	$1,520,000	$1,383,732
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.125%, 6/15/33 (Cote d’Ivoire)	2,645,000	2,430,094
Cote d’Ivoire (Republic of) sr. unsec. unsub. bonds Ser. REGS, 5.75%, 12/31/32 (Cote d’Ivoire)	137,958	131,233
Dominican (Republic of) sr. unsec. bonds Ser. REGS, 4.875%, 9/23/32 (Dominican Republic)	572,000	481,195
Dominican (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.40%, 6/5/49 (Dominican Republic)	311,000	262,406
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.625%, 4/20/27 (Dominican Republic)	118,000	127,440
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 6.875%, 1/29/26 (Dominican Republic)	242,000	254,100
Dominican (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.95%, 1/25/27 (Dominican Republic)	379,000	379,474
Dominican (Republic of) 144A sr. unsec. bonds 6.00%, 2/22/33 (Dominican Republic)	1,090,000	988,774
Egypt (Arab Republic of) sr. unsec. bonds Ser. REGS, 7.30%, 9/30/33 (Egypt)	230,000	173,653
Egypt (Arab Republic of) sr. unsec. notes Ser. REGS, 7.60%, 3/1/29 (Egypt)	600,000	514,498
Ghana (Republic of) sr. unsec. unsub. notes Ser. REGS, 8.125%, 1/18/26 (Ghana)	380,000	293,550
Indonesia (Republic of) sr. unsec. unsub. notes 3.85%, 10/15/30 (Indonesia)	1,194,000	1,181,690
Indonesia (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.875%, 1/15/24 (Indonesia)	585,000	609,860
Indonesia (Republic of) 144A sr. unsec. notes 4.75%, 1/8/26 (Indonesia)	300,000	309,376
Indonesia (Republic of) 144A sr. unsec. unsub. notes 4.35%, 1/8/27 (Indonesia)	310,000	316,980
Indonesia (Republic of) 144A sr. unsec. unsub. notes 3.375%, 4/15/23 (Indonesia)	1,290,000	1,294,832
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.50%, 7/21/45 (Kazakhstan)	690,000	788,291
Kazakhstan (Republic of) sr. unsec. unsub. bonds Ser. REGS, 4.875%, 10/14/44 (Kazakhstan)	420,000	400,583
Kazakhstan (Republic of) sr. unsec. unsub. notes Ser. REGS, 5.125%, 7/21/25 (Kazakhstan)	560,000	584,284
Paraguay (Republic of) sr. unsec. notes Ser. REGS, 4.95%, 4/28/31 (Paraguay)	535,000	528,313
Paraguay (Republic of) sr. unsec. unsub. notes Ser. REGS, 4.70%, 3/27/27 (Paraguay)	255,000	253,345
Romania (Government of) 144A unsec. bonds 3.625%, 3/27/32 (Romania)	1,000,000	860,710
Senegal (Republic of) sr. unsec. unsub. bonds Ser. REGS, 6.75%, 3/13/48 (Senegal)	635,000	505,619
Senegal (Republic of) unsec. bonds Ser. REGS, 6.25%, 5/23/33 (Senegal)	845,000	755,219
South Africa (Republic of) sr. unsec. unsub. notes 5.875%, 9/16/25 (South Africa)	255,000	262,905

36 Fixed Income Absolute Return Fund

FOREIGN GOVERNMENT AND AGENCY BONDS AND NOTES (4.8%)* cont.	Principal amount	Value
South Africa (Republic of) sr. unsec. unsub. notes 4.85%, 9/27/27 (South Africa)	$305,000	$293,187
Tunisia (Central Bank of) sr. unsec. unsub. notes Ser. REGS, 5.75%, 1/30/25 (Tunisia)	1,090,000	743,925
Turkey (Republic of) sr. unsec. unsub. notes 6.35%, 8/10/24 (Turkey)	300,000	293,424
United Mexican States sr. unsec. bonds 2.659%, 5/24/31 (Mexico)	2,140,000	1,793,149
Vietnam (Socialist Republic of) sr. unsec. notes Ser. REGS, 4.80%, 11/19/24 (Vietnam)	500,000	511,875
Total foreign government and agency bonds and notes (cost $21,405,129)		$19,707,716

PURCHASED SWAP OPTIONS OUTSTANDING (1.5%)*
Counterparty Fixed right % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/ Contract amount	Value
Bank of America N.A.
0.485/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.485		$28,084,300	$14,042
Goldman Sachs International
2.988/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		4,663,100	311,402
(2.988)/3 month USD-LIBOR-BBA/Feb-39	Feb-29/2.988		4,663,100	297,506
JPMorgan Chase Bank N.A.
(2.7575)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	317,068
(2.795)/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	310,769
2.795/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.795		4,467,000	256,897
2.7575/3 month USD-LIBOR-BBA/Dec-37	Dec-27/2.7575		4,467,000	250,733
Morgan Stanley & Co. International PLC
3.00/3 month USD-LIBOR-BBA/Feb-73	Feb-48/3.00		3,450,300	473,174
3.00/3 month USD-LIBOR-BBA/Apr-72	Apr-47/3.00		3,450,300	457,199
2.75/3 month USD-LIBOR-BBA/May-73	May-48/2.75		3,450,300	409,930
NatWest Markets PLC
(0.52)/6 month GBP-LIBOR-BBA/Sep-23 (United Kingdom)	Sep-22/0.52	GBP	53,602,900	1,230,778
UBS AG
(0.153)/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	8,745,700	763,105
(0.925)/6 month EUR-EURIBOR-Reuters/Mar-57	Mar-27/0.925	EUR	3,027,000	653,228
0.925/6 month EUR-EURIBOR-Reuters/Mar-57	Mar-27/0.925	EUR	3,027,000	326,710
0.153/6 month EUR-EURIBOR-Reuters/Sep-29	Sep-24/0.153	EUR	8,745,700	33,400
Total purchased swap options outstanding (cost $4,310,696)				$6,105,941

CONVERTIBLE BONDS AND NOTES (1.0%)*	Principal amount	Value
Capital goods (—%)
John Bean Technologies Corp. 144A cv. sr. unsec. notes 0.25%, 5/15/26	$44,000	$41,426
		41,426
Communication services (0.1%)
Cable One, Inc. company guaranty cv. sr. unsec. notes 1.125%, 3/15/28	37,000	30,377
DISH Network Corp. cv. sr. unsec. notes 3.375%, 8/15/26	104,000	89,180
Liberty Media Corp. cv. sr. unsec. bonds 1.375%, 10/15/23	21,000	27,300

Fixed Income Absolute Return Fund 37

CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	Principal amount	Value
Communication services cont.
Liberty Media Corp. cv. sr. unsec. unsub. bonds 0.50%, 12/1/50	$50,000	$64,825
Liberty Media Corp. 144A cv. sr. unsec. unsub. bonds 2.75%, 12/1/49	175,000	167,825
		379,507
Consumer cyclicals (0.2%)
Block, Inc. cv. sr. unsec. sub. notes 0.25%, 11/1/27	53,000	43,222
Block, Inc. cv. sr. unsec. sub. notes zero %, 5/1/26	23,000	19,794
Booking Holdings, Inc. cv. sr. unsec. notes 0.75%, 5/1/25	44,000	61,160
Burlington Stores, Inc. cv. sr. unsec. notes 2.25%, 4/15/25	27,000	32,383
DraftKings, Inc. cv. sr. unsec. unsub. notes zero %, 3/15/28	43,000	28,574
Expedia Group, Inc. company guaranty cv. sr. unsec. unsub. notes zero %, 2/15/26	52,000	60,970
Ford Motor Co. cv. sr. unsec. notes zero %, 3/15/26	73,000	77,490
Liberty TripAdvisor Holdings, Inc. 144A cv. sr. unsec. bonds 0.50%, 6/30/51	51,000	40,265
National Vision Holdings, Inc. cv. sr. unsec. sub. notes 2.50%, 5/15/25	20,000	27,526
NCL Corp, Ltd. 144A company guaranty cv. sr. unsec. notes 2.50%, 2/15/27	40,000	36,320
Royal Caribbean Cruises, Ltd. cv. sr. unsec. notes 2.875%, 11/15/23	69,000	79,385
Shift4 Payments, Inc. cv. sr. unsec. sub. notes zero %, 12/15/25	49,000	47,138
Vail Resorts, Inc. cv. sr. unsec. sub. notes zero %, 1/1/26	65,000	61,141
Winnebago Industries, Inc. cv. sr. unsec. notes 1.50%, 4/1/25	20,000	21,370
		636,738
Consumer staples (0.1%)
Airbnb, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	75,000	68,738
Beauty Health Co. (The) 144A cv. sr. unsec. sub. notes 1.25%, 10/1/26	35,000	29,365
Cheesecake Factory, Inc. (The) cv. sr. unsec. sub. notes 0.375%, 6/15/26	36,000	30,735
Chegg, Inc. cv. sr. unsec. notes zero %, 9/1/26	51,000	39,576
Etsy, Inc. 144A cv. sr. unsec. notes 0.25%, 6/15/28	58,000	46,110
Shake Shack, Inc. cv. sr. unsec. notes zero %, 3/1/28	39,000	30,050
Uber Technologies, Inc. cv. sr. unsec. notes zero %, 12/15/25	43,000	37,131
Upwork, Inc. 144A cv. sr. unsec. notes 0.25%, 8/15/26	39,000	30,459
Wayfair, Inc. cv. sr. unsec. notes 0.625%, 10/1/25	35,000	26,132
Zillow Group, Inc. cv. sr. unsec. notes 2.75%, 5/15/25	21,000	21,651
		359,947
Energy (0.1%)
Enphase Energy, Inc. cv. sr. unsec. sub. notes zero %, 3/1/28	49,000	46,599
Pioneer Natural Resources Co. cv. sr. unsec. notes 0.25%, 5/15/25	46,000	101,246
Sunrun, Inc. cv. sr. unsec. notes zero %, 2/1/26	33,000	25,245
Transocean, Inc. company guaranty cv. sr. unsec. sub. notes 0.50%, 1/30/23	54,000	50,403
		223,493
Financials (—%)
Blackstone Mortgage Trust, Inc. cv. sr. unsec. notes 4.75%, 3/15/23 R	31,000	31,016
SoFi Technologies, Inc. 144A cv. sr. unsec. notes zero %, 10/15/26	43,000	28,836
		59,852

38 Fixed Income Absolute Return Fund

CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	Principal amount	Value
Health care (0.1%)
BioMarin Pharmaceutical, Inc. cv. sr. unsec. sub. notes 1.25%, 5/15/27	$36,000	$36,990
DexCom, Inc. cv. sr. unsec. unsub. notes 0.25%, 11/15/25	46,000	48,099
Exact Sciences Corp. cv. sr. unsec. sub. notes 0.375%, 3/1/28	70,000	56,280
Guardant Health, Inc. cv. sr. unsec. sub. notes zero %, 11/15/27	41,000	32,775
Halozyme Therapeutics, Inc. cv. sr. unsec. notes 0.25%, 3/1/27	80,000	68,650
Insulet Corp. cv. sr. unsec. notes 0.375%, 9/1/26	31,000	38,130
Ironwood Pharmaceuticals, Inc. cv. sr. unsec. notes 1.50%, 6/15/26	38,000	43,073
Jazz Investments I, Ltd. company guaranty cv. sr. unsec. sub. notes 1.50%, 8/15/24 (Ireland)	61,000	62,029
NeoGenomics, Inc. cv. sr. unsec. notes 0.25%, 1/15/28	48,000	33,072
Pacira Pharmaceuticals, Inc. cv. sr. unsec. sub. notes 0.75%, 8/1/25	50,000	60,156
Tandem Diabetes Care, Inc. 144A cv. sr. unsec. notes 1.50%, 5/1/25	26,000	28,938
Teladoc Health, Inc. cv. sr. unsec. sub. notes 1.25%, 6/1/27	37,000	27,436
		535,628
Technology (0.4%)
3D Systems Corp. 144A cv. sr. unsec. notes zero %, 11/15/26	42,000	31,038
Akamai Technologies, Inc. cv. sr. unsec. notes 0.375%, 9/1/27	111,000	122,100
Akamai Technologies, Inc. cv. sr. unsec. notes 0.125%, 5/1/25	39,000	48,828
Avalara, Inc. 144A cv. sr. unsec. notes 0.25%, 8/1/26	45,000	35,955
Bentley Systems, Inc. 144A cv. sr. unsec. sub. notes 0.375%, 7/1/27	48,000	40,680
Bill.com Holdings, Inc. 144A cv. sr. unsec. unsub. notes zero %, 4/1/27	44,000	37,070
Blackline, Inc. cv. sr. unsec. notes zero %, 3/15/26	25,000	20,575
Box, Inc. cv. sr. unsec. notes zero %, 1/15/26	33,000	43,544
Ceridian HCM Holding, Inc. cv. sr. unsec. notes 0.25%, 3/15/26	37,000	30,458
Coupa Software, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	74,000	60,162
CyberArk Software, Ltd. cv. sr. unsec. notes zero %, 11/15/24, (Israel)	33,000	39,105
Datadog, Inc. cv. sr. unsec. notes 0.125%, 6/15/25	18,000	26,766
DigitalOcean Holdings, Inc. 144A cv. sr. unsec. notes zero %, 12/1/26	41,000	30,277
Everbridge, Inc. cv. sr. unsec. notes zero %, 3/15/26	37,000	31,797
Five9, Inc. cv. sr. unsec. notes 0.50%, 6/1/25	26,000	27,976
Impinj, Inc. 144A cv. sr. unsec. notes 1.125%, 5/15/27	42,000	34,414
Lumentum Holdings, Inc. cv. sr. unsec. notes 0.50%, 12/15/26	58,000	60,645
MongoDB, Inc. cv. sr. unsec. notes 0.25%, 1/15/26	17,000	30,430
Okta, Inc. cv. sr. unsec. notes 0.375%, 6/15/26	63,000	56,782
ON Semiconductor Corp. 144A cv. sr. unsec. notes zero %, 5/1/27	34,000	40,380
Palo Alto Networks, Inc. cv. sr. unsec. notes 0.375%, 6/1/25	35,000	67,095
Pegasystems, Inc. 144A cv. sr. unsec. notes 0.75%, 3/1/25	67,000	62,042
Perficient, Inc. 144A cv. sr. unsec. notes 0.125%, 11/15/26	42,000	36,057
Rapid7, Inc. cv. sr. unsec. notes 0.25%, 3/15/27	34,000	37,859
RingCentral, Inc. cv. sr. unsec. notes zero %, 3/1/25	48,000	40,224
Silicon Laboratories, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	32,000	40,602
Snap, Inc. 144A cv. sr. unsec. notes zero %, 5/1/27	49,000	38,882
Splunk, Inc. cv. sr. unsec. notes 1.125%, 6/15/27	78,000	69,966
Spotify USA, Inc. company guaranty cv. sr. unsec. notes zero %, 3/15/26	36,000	29,313

Fixed Income Absolute Return Fund 39

CONVERTIBLE BONDS AND NOTES (1.0%)* cont.	Principal amount	Value
Technology cont.
Twitter, Inc. cv. sr. unsec. sub. notes zero %, 3/15/26	$44,000	$41,558
Unity Software, Inc. 144A cv. sr. unsec. notes zero %, 11/15/26	49,000	37,901
Viavi Solutions, Inc. cv. sr. unsec. unsub. notes 1.00%, 3/1/24	27,000	32,214
Wolfspeed, Inc. 144A cv. sr. unsec. unsub. notes 0.25%, 2/15/28	42,000	42,000
Zendesk, Inc. cv. sr. unsec. notes 0.625%, 6/15/25	34,000	43,010
Zscaler, Inc. cv. sr. unsec. notes 0.125%, 7/1/25	20,000	29,690
		1,497,395
Transportation (—%)
American Airlines Group, Inc. company guaranty cv. notes 6.50%, 7/1/25	22,000	30,679
JetBlue Airways Corp. 144A cv. sr. unsec. notes 0.50%, 4/1/26	39,000	31,711
Southwest Airlines Co. cv. sr. unsec. notes 1.25%, 5/1/25	62,000	84,661
		147,051
Utilities and power (—%)
NextEra Energy Partners LP 144A company guaranty cv. sr. unsec. notes zero %, 11/15/25	56,000	54,236
NRG Energy, Inc. company guaranty cv. sr. unsec. bonds 2.75%, 6/1/48	48,000	50,789
		105,025
Total convertible bonds and notes (cost $4,203,208)		$3,986,062

ASSET-BACKED SECURITIES (0.8%)*	Principal amount	Value
1Sharpe Mortgage Trust 144A FRB Ser. 20-1, Class NOTE, (BBA LIBOR USD 3 Month + 2.90%), 3.025%, 7/25/24	$1,132,000	$1,129,170
Mello Warehouse Securitization Trust 144A
FRB Ser. 20-2, Class A, (1 Month US LIBOR + 0.80%), 1.468%, 11/25/53	403,200	403,200
FRB Ser. 21-1, Class A, (1 Month US LIBOR + 0.70%), 1.157%, 2/25/55	414,000	414,000
Mortgage Repurchase Agreement Financing Trust 144A FRB Ser. 21-S1, Class A1, (1 Month US LIBOR + 0.50%), 0.988%, 9/10/22	779,000	777,960
Station Place Securitization Trust 144A FRB Ser. 21-14, Class A1, (1 Month US LIBOR + 0.70%), 1.368%, 12/8/22	490,000	490,000
Total asset-backed securities (cost $3,215,418)		$3,214,330

SHORT-TERM INVESTMENTS (23.0%)*		Principal amount/ shares	Value
Interest in $388,280,000 joint tri-party repurchase agreement dated 4/29/2022 with Citigroup Global Markets, Inc. due 5/2/2022 — maturity value of $71,229,840 for an effective yield of 0.310% (collateralized by Agency Mortgage-Backed Securities and U.S. Treasuries (including strips) with coupon rates ranging from 0.125% to 4.500% and due dates ranging from 10/15/2026 to 3/20/2052, valued at $396,045,665)		$71,228,000	$71,228,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.29% P	Shares	3,020,000	3,020,000
Sumitomo Mitsui Trust Bank, Ltd./Singapore commercial paper 0.430%, 5/4/22 (Singapore)		$2,000,000	1,999,894
U.S. Treasury Bills 0.562%, 6/21/22 ∆ §		3,900,000	3,896,958
U.S. Treasury Bills 0.448%, 6/14/22 §		400,000	399,786

40 Fixed Income Absolute Return Fund

SHORT-TERM INVESTMENTS (23.0%)* cont.	Principal amount	Value
U.S. Treasury Bills 0.444%, 6/16/22 # ∆ §	$2,800,000	$2,798,445
U.S. Treasury Bills 0.404%, 6/7/22 §	200,000	199,917
U.S. Treasury Bills 0.392%, 6/9/22 # ∆ § Φ	4,400,000	4,397,983
U.S. Treasury Bills 0.347%, 6/2/22 # ∆ § Φ	6,100,000	6,098,265
U.S. Treasury Bills 0.054%, 5/19/22 # ∆ Φ	800,000	799,916
Total short-term investments (cost $94,839,290)		$94,839,164

TOTAL INVESTMENTS
Total investments (cost $883,189,531)	$854,072,674

Key to holding’s currency abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD /$	United States Dollar

Key to holding’s abbreviations
bp	Basis Points
FRB	Floating Rate Bonds: The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
FRN	Floating Rate Notes: The rate shown is the current interest rate or yield at the close of the reporting period. Rates may be subject to a cap or floor. For certain securities, the rate may represent a fixed rate currently in place at the close of the reporting period.
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period. Rates may be subject to a cap or floor.
IO	Interest Only
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
REGS	Securities sold under Regulation S may not be offered, sold or delivered within the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced Commitments

Notes to the fund’s portfolio
Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from November 1, 2021 through April 30, 2022 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.
*	Percentages indicated are based on net assets of $411,699,996.
†	This security is non-income-producing.

Fixed Income Absolute Return Fund 41

#	This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period. Collateral at period end totaled $1,005,601 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
∆	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $11,590,485 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
Φ	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain TBA commitments at the close of the reporting period. Collateral at period end totaled $1,344,562 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
§	This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period. Collateral at period end totaled $2,582,728 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 9).
##	Forward commitment, in part or in entirety (Note 1).
[c]	Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 7).
[i]	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).
P	This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.
R	Real Estate Investment Trust.
W	The rate shown represents the weighted average coupon associated with the underlying mortgage pools. Rates may be subject to a cap or floor.
At the close of the reporting period, the fund maintained liquid assets totaling $263,660,580 to cover certain derivative contracts and delayed delivery securities.
Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.
Debt obligations are considered secured unless otherwise indicated.
144A after the name of an issuer represents securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
See Note 1 to the financial statements regarding TBA commitments.
The dates shown on debt obligations are the original maturity dates.

FORWARD CURRENCY CONTRACTS at 4/30/22 (aggregate face value $44,765,423) (Unaudited)
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Bank of America N.A.
	British Pound	Buy	6/15/22	$5,281	$5,534	$(253)
	Japanese Yen	Sell	5/18/22	492	555	63
	Norwegian Krone	Buy	6/15/22	9,842	10,575	(733)
	Swedish Krona	Sell	6/15/22	233,891	243,796	9,905
Barclays Bank PLC
	British Pound	Sell	6/15/22	204,846	215,915	11,069
	Euro	Sell	6/15/22	59,616	61,408	1,792

42 Fixed Income Absolute Return Fund

FORWARD CURRENCY CONTRACTS at 4/30/22 (aggregate face value $44,765,423) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
Barclays Bank PLC cont.
	Norwegian Krone	Buy	6/15/22	$1,237	$1,292	$(55)
	Swiss Franc	Buy	6/15/22	1,216,812	1,289,302	(72,490)
Citibank, N.A.
	Swedish Krona	Sell	6/15/22	2,488	2,517	29
Credit Suisse International
	Swiss Franc	Buy	6/15/22	197,290	205,513	(8,223)
Goldman Sachs International
	Norwegian Krone	Sell	6/15/22	134,065	140,547	6,482
	Swiss Franc	Buy	6/15/22	2,203,987	2,334,334	(130,347)
HSBC Bank USA, National Association
	Australian Dollar	Sell	7/20/22	29,786	30,639	853
	British Pound	Sell	6/15/22	2,497,634	2,657,808	160,174
	New Zealand Dollar	Sell	7/20/22	60,136	63,091	2,955
	Norwegian Krone	Sell	6/15/22	25,772	27,487	1,715
	Swedish Krona	Sell	6/15/22	3,018	3,119	101
JPMorgan Chase Bank N.A.
	British Pound	Buy	6/15/22	1,635	1,722	(87)
	Euro	Sell	6/15/22	948,999	990,454	41,455
	Norwegian Krone	Buy	6/15/22	25,292	27,145	(1,853)
	Swedish Krona	Buy	6/15/22	19,076	20,203	(1,127)
	Swiss Franc	Sell	6/15/22	57,281	60,189	2,908
Morgan Stanley & Co. International PLC
	Australian Dollar	Sell	7/20/22	75,562	78,913	3,351
	British Pound	Buy	6/15/22	32,191	34,398	(2,207)
	Canadian Dollar	Sell	7/20/22	59,921	59,953	32
	Euro	Sell	6/15/22	78,643	84,008	5,365
	New Zealand Dollar	Sell	7/20/22	1,950,282	2,120,021	169,739
	Norwegian Krone	Sell	6/15/22	70,941	72,269	1,328
	Swedish Krona	Sell	6/15/22	199,890	197,992	(1,898)
	Swiss Franc	Buy	6/15/22	39,770	40,403	(633)
NatWest Markets PLC
	British Pound	Buy	6/15/22	154,294	162,237	(7,943)
	Euro	Sell	6/15/22	2,351,145	2,475,968	124,823
	Norwegian Krone	Buy	6/15/22	8,562	9,119	(557)
	Swedish Krona	Buy	6/15/22	23,532	23,935	(403)
	Swiss Franc	Buy	6/15/22	2,577	2,683	(106)
State Street Bank and Trust Co.
	Australian Dollar	Sell	7/20/22	2,086,099	2,255,243	169,144
	British Pound	Sell	6/15/22	58,976	64,067	5,091
	Canadian Dollar	Sell	7/20/22	3,160,715	3,250,091	89,376
	Euro	Sell	6/15/22	2,516,782	2,637,955	121,173
	Japanese Yen	Sell	5/18/22	2,918,358	3,119,224	200,866
	New Zealand Dollar	Buy	7/20/22	23,938	25,033	(1,095)
	Norwegian Krone	Sell	6/15/22	426,678	450,184	23,506

Fixed Income Absolute Return Fund 43

FORWARD CURRENCY CONTRACTS at 4/30/22 (aggregate face value $44,765,423) (Unaudited) cont.
Counterparty	Currency	Contract type*	Delivery date	Value	Aggregate face value	Unrealized appreciation/ (depreciation)
State Street Bank and Trust Co. cont.
	Swedish Krona	Sell	6/15/22	$1,102,383	$1,114,785	$12,402
	Swiss Franc	Buy	6/15/22	3,162,417	3,299,823	(137,406)
Toronto-Dominion Bank
	British Pound	Buy	6/15/22	15,341	15,372	(31)
	Canadian Dollar	Sell	7/20/22	651,038	669,996	18,958
	Euro	Sell	6/15/22	30,337	30,390	53
	Japanese Yen	Buy	5/18/22	3,186,568	3,577,878	(391,310)
	Norwegian Krone	Sell	6/15/22	387,257	408,119	20,862
	Swedish Krona	Sell	6/15/22	645,854	653,839	7,985
UBS AG
	British Pound	Buy	6/15/22	14,210	14,818	(608)
	Canadian Dollar	Sell	7/20/22	34,785	35,415	630
	Euro	Buy	6/15/22	8,985	9,481	(496)
	Japanese Yen	Buy	5/18/22	6,523,018	7,412,950	(889,932)
	Norwegian Krone	Buy	6/15/22	270,999	283,870	(12,871)
	Swedish Krona	Buy	6/15/22	409,567	404,963	4,604
	Swiss Franc	Sell	6/15/22	259,725	273,261	13,536
WestPac Banking Corp.
	Australian Dollar	Sell	7/20/22	19,598	19,631	33
	Japanese Yen	Sell	5/18/22	930,320	961,207	30,887
	New Zealand Dollar	Buy	7/20/22	22,326	22,784	(458)
Unrealized appreciation						1,263,245
Unrealized (depreciation)						(1,663,122)
Total						$(399,877)
* The exchange currency for all contracts listed is the United States Dollar.

FUTURES CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
	Number of contracts	Notional amount	Value	Expiration date	Unrealized appreciation/ (depreciation)
U.S. Treasury Note 2 yr (Short)	779	$164,222,938	$164,222,938	Jun-22	$2,925,583
U.S. Treasury Note Ultra 10 yr (Short)	19	2,451,000	2,451,000	Jun-22	217,418
Unrealized appreciation					3,143,001
Unrealized (depreciation)					—
Total					$3,143,001

44 Fixed Income Absolute Return Fund

WRITTEN SWAP OPTIONS OUTSTANDING at 4/30/22 (premiums $9,119,706) (Unaudited)
Counterparty Fixed Obligation % to receive or (pay)/ Floating rate index/Maturity date	Expiration date/strike		Notional/Contract amount	Value
Bank of America N.A.
0.985/3 month USD-LIBOR-BBA/Jan-25	Jan-24/0.985		$28,084,300	$621,786
Citibank, N.A.
(1.865)/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		5,613,600	184,238
1.865/3 month USD-LIBOR-BBA/Oct-39	Oct-29/1.865		5,613,600	614,465
2.395/3 month USD-LIBOR-BBA/Nov-33	Nov-23/2.395		19,198,900	1,413,423
Goldman Sachs International
(1.448)/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	3,028,000	215,089
1.448/Sterling Overnight Index Average/Feb-39	Feb-29/1.448	GBP	3,028,000	290,821
JPMorgan Chase Bank N.A.
(0.968)/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$2,082,300	18,054
(1.07)/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		3,327,300	30,844
1.07/3 month USD-LIBOR-BBA/Mar-32	Mar-27/1.07		3,327,300	283,519
(1.667)/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	6,661,600	305,000
0.968/3 month USD-LIBOR-BBA/Mar-35	Mar-25/0.968		$2,082,300	350,722
1.667/6 month EUR-EURIBOR-Reuters/Feb-36	Feb-26/1.667	EUR	6,661,600	542,324
3.229/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		$16,410,700	614,909
(3.229)/3 month USD-LIBOR-BBA/Nov-33	Nov-23/3.229		16,410,700	934,425
Morgan Stanley & Co. International PLC
(1.512)/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		5,643,600	2,145
3.01/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		2,395,100	137,838
2.97/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		2,395,100	140,832
(2.97)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/2.97		2,395,100	144,353
(3.01)/3 month USD-LIBOR-BBA/Feb-36	Feb-26/3.01		2,395,100	148,640
(3.00)/3 month USD-LIBOR-BBA/Apr-48	Apr-23/3.00		3,450,300	290,860
(2.75)/3 month USD-LIBOR-BBA/May-49	May-25/2.75		3,450,300	348,377
(3.00)/3 month USD-LIBOR-BBA/Jan-49	Jan-24/3.00		3,450,300	371,459
1.512/3 month USD-LIBOR-BBA/Aug-32	Aug-22/1.512		5,643,600	744,334
NatWest Markets PLC
0.84/Sterling Overnight Index Average/Sep-23	Sep-22/0.84	GBP	53,602,900	1,023,851
0.68/Sterling Overnight Index Average/Sep-23	Sep-22/0.68	GBP	53,602,900	1,126,978
Toronto-Dominion Bank
(1.17)/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		$306,100	7,870
1.17/3 month USD-LIBOR-BBA/Mar-55	Mar-25/1.17		612,300	188,239
UBS AG
(1.9875)/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		6,511,700	195,807
1.9875/3 month USD-LIBOR-BBA/Oct-36	Oct-26/1.9875		6,511,700	681,450
Total				$11,972,652

Fixed Income Absolute Return Fund 45

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A.
(1.39)/SOFR/Dec-26 (Purchased)	Dec-24/1.39		$52,095,000	$(599,093)	$1,009,080
(0.305)/3 month USD-LIBOR-BBA/May-23 (Purchased)	May-22/0.305		45,233,000	(54,280)	968,439
(2.485)/3 month USD-LIBOR-BBA/Oct-54 (Purchased)	Oct-24/2.485		10,016,500	(604,496)	675,112
(0.925)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		6,653,800	(476,412)	670,437
(2.2875)/3 month USD-LIBOR-BBA/May-32 (Purchased)	May-22/2.2875		9,046,600	(117,606)	433,151
(0.85)/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		3,388,500	(247,361)	352,302
(1.275)/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		2,999,900	(390,737)	326,569
(2.2275)/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		37,416,800	(345,170)	278,755
(1.76)/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		27,074,600	(174,970)	232,029
(1.304)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	3,163,500	(256,339)	225,604
(2.3075)/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075		$2,249,900	(50,902)	168,810
(1.053)/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,673,000	(381,566)	129,228
(2.94)/SOFR/Apr-25 (Purchased)	Apr-23/2.94		$47,436,800	(507,574)	86,809
(2.35)/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		127,500	(16,575)	3,666
2.35/3 month USD-LIBOR-BBA/Apr-56 (Purchased)	Apr-26/2.35		127,500	(16,575)	(2,074)
1.76/3 month USD-LIBOR-BBA/Jan-29 (Purchased)	Jan-28/1.76		27,074,600	(174,970)	(31,948)
1.053/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.053	EUR	1,673,000	(381,566)	(46,471)
0.85/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.85		$3,388,500	(247,361)	(144,520)
1.304/6 month EUR-EURIBOR-Reuters/Jun-54 (Purchased)	Jun-24/1.304	EUR	3,163,500	(512,677)	(148,378)
2.29/3 month USD-LIBOR-BBA/Mar-34 (Purchased)	Mar-24/2.29		$7,876,800	(387,426)	(178,410)
1.275/3 month USD-LIBOR-BBA/Mar-50 (Purchased)	Mar-30/1.275		2,999,900	(390,737)	(201,053)
1.39/SOFR/Dec-26 (Purchased)	Dec-24/1.39		52,095,000	(599,093)	(256,828)
0.925/3 month USD-LIBOR-BBA/Mar-40 (Purchased)	Mar-30/0.925		6,653,800	(476,412)	(270,277)
2.2275/3 month USD-LIBOR-BBA/May-24 (Purchased)	May-22/2.2275		37,416,800	(345,170)	(341,615)
2.17/3 month USD-LIBOR-BBA/Apr-34 (Purchased)	Apr-24/2.17		22,505,100	(1,086,996)	(530,220)

46 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Bank of America N.A. cont.
2.3075/3 month USD-LIBOR-BBA/Jun-52 (Purchased)	Jun-22/2.3075	$2,249,900	$(1,057,849)	$(1,042,356)
(1.085)/3 month USD-LIBOR-BBA/Apr-34 (Written)	Apr-24/1.085	45,010,100	617,764	312,370
(1.29)/3 month USD-LIBOR-BBA/Mar-34 (Written)	Mar-24/1.29	11,252,500	175,539	86,194
(2.272)/SOFR/Apr-42 (Written)	Apr-32/2.272	6,054,500	504,340	62,604
(1.115)/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	27,074,600	114,052	53,878
2.272/SOFR/Apr-42 (Written)	Apr-32/2.272	6,054,500	504,340	(73,199)
3.69/SOFR/Apr-25 (Written)	Apr-23/3.69	94,873,700	531,293	(84,438)
1.7875/3 month USD-LIBOR-BBA/May-32 (Written)	May-22/1.7875	4,523,300	126,652	(345,399)
1.115/3 month USD-LIBOR-BBA/Jan-26 (Written)	Jan-25/1.115	27,074,600	114,052	(413,700)
0.805/3 month USD-LIBOR-BBA/May-23 (Written)	May-22/0.805	90,466,100	29,401	(1,570,492)
2.415/3 month USD-LIBOR-BBA/Oct-33 (Written)	Oct-23/2.415	31,051,100	655,954	(1,592,921)
Barclays Bank PLC
(2.232)/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	3,001,900	(363,680)	95,791
2.232/3 month USD-LIBOR-BBA/Jun-51 (Purchased)	Jun-31/2.232	3,001,900	(363,680)	(44,578)
Citibank, N.A.
(1.752)/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752	32,953,000	(1,074,268)	1,163,900
(1.648)/SOFR/Sep-32 (Purchased)	Sep-22/1.648	11,120,700	(271,901)	842,949
(1.75)/SOFR/Mar-53 (Purchased)	Mar-23/1.75	5,473,600	(409,699)	548,236
(1.724)/SOFR/Mar-53 (Purchased)	Mar-23/1.724	4,497,300	(339,321)	467,045
(1.735)/SOFR/Mar-53 (Purchased)	Mar-23/1.735	4,414,500	(326,342)	457,342
(2.194)/3 month USD-LIBOR-BBA/Sep-52 (Purchased)	Sep-22/2.194	3,798,200	(93,160)	396,912
(2.31)/SOFR/Jun-32 (Purchased)	Jun-22/2.31	17,855,600	(383,003)	370,504
(1.826)/SOFR/Jan-42 (Purchased)	Jan-32/1.826	6,581,000	(486,007)	251,526
(1.90)/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90	15,499,500	(206,608)	218,078
(1.102)/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102	1,348,000	(42,833)	183,180
(1.625)/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625	2,670,500	(393,899)	80,088
(2.427)/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427	2,929,600	(213,421)	71,687
(2.725)/SOFR/Jul-32 (Purchased)	Jul-22/2.725	17,157,900	(350,021)	14,756
(2.689)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689	1,026,000	(132,098)	(17,360)

Fixed Income Absolute Return Fund 47

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Citibank, N.A. cont.
2.725/SOFR/Jul-32 (Purchased)	Jul-22/2.725		$17,157,900	$(350,021)	$(21,447)
2.427/3 month USD-LIBOR-BBA/Jun-41 (Purchased)	Jun-31/2.427		2,929,600	(213,421)	(24,140)
2.689/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.689		1,026,000	(132,098)	(27,887)
1.625/3 month USD-LIBOR-BBA/Jan-61 (Purchased)	Jan-41/1.625		2,670,500	(393,899)	(28,735)
1.102/3 month USD-LIBOR-BBA/Nov-32 (Purchased)	Nov-22/1.102		1,348,000	(42,833)	(41,640)
1.90/3 month USD-LIBOR-BBA/Jun-28 (Purchased)	Jun-26/1.90		15,499,500	(206,608)	(48,668)
1.826/SOFR/Jan-42 (Purchased)	Jan-32/1.826		6,581,000	(486,007)	(111,021)
1.735/SOFR/Mar-53 (Purchased)	Mar-23/1.735		4,414,500	(326,342)	(227,700)
1.724/SOFR/Mar-53 (Purchased)	Mar-23/1.724		4,497,300	(339,321)	(241,010)
1.648/SOFR/Sep-32 (Purchased)	Sep-22/1.648		11,120,700	(271,901)	(254,664)
1.75/SOFR/Mar-53 (Purchased)	Mar-23/1.75		5,473,600	(409,699)	(284,901)
0.555/6 month EUR-EURIBOR-Reuters/Mar-25 (Purchased)	Mar-24/0.555	EUR	63,411,800	(400,007)	(290,330)
2.31/SOFR/Jun-32 (Purchased)	Jun-22/2.31		$17,855,600	(383,003)	(298,367)
1.752/3 month USD-LIBOR-BBA/Dec-31 (Purchased)	Dec-26/1.752		32,953,000	(1,074,268)	(424,435)
1.5625/SOFR/Jun-32 (Purchased)	Jun-22/1.5625		42,682,800	(825,912)	(824,205)
(1.3125)/SOFR/Jun-32 (Written)	Jun-22/1.3125		42,682,800	426,828	426,401
(0.055)/6 month EUR-EURIBOR-Reuters/Mar-25 (Written)	Mar-24/0.055	EUR	126,823,600	406,903	303,709
(1.245)/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		$26,191,800	239,655	237,560
(1.194)/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		15,499,500	117,486	99,662
(1.918)/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		3,214,400	384,442	99,068
(1.177)/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		1,298,500	98,426	51,836
1.177/3 month USD-LIBOR-BBA/Jul-40 (Written)	Jul-30/1.177		1,298,500	98,426	(107,230)
1.918/3 month USD-LIBOR-BBA/Jan-51 (Written)	Jan-31/1.918		3,214,400	384,442	(184,153)
1.194/3 month USD-LIBOR-BBA/Jun-25 (Written)	Jun-23/1.194		15,499,500	117,486	(516,753)
1.245/3 month USD-LIBOR-BBA/Aug-24 (Written)	Aug-22/1.245		26,191,800	239,655	(802,255)
1.7075/3 month USD-LIBOR-BBA/Sep-27 (Written)	Sep-22/1.7075		18,231,300	96,626	(1,100,624)
1.8125/SOFR/Jun-32 (Written)	Jun-22/1.8125		42,682,800	426,828	(3,093,649)

48 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Deutsche Bank AG
(1.724)/SOFR/Jan-47 (Purchased)	Jan-37/1.724		$8,226,300	$(679,081)	$209,771
2.235/SOFR/Jul-32 (Purchased)	Jul-22/2.235		14,512,000	(81,993)	(8,272)
1.724/SOFR/Jan-47 (Purchased)	Jan-37/1.724		8,226,300	(679,081)	(89,584)
(2.135)/SOFR/Mar-42 (Written)	Mar-32/2.135		6,981,100	586,761	105,345
3.235/SOFR/Jul-32 (Written)	Jul-22/3.235		14,512,000	103,398	2,757
2.135/SOFR/Mar-42 (Written)	Mar-32/2.135		6,981,100	586,761	(115,956)
Goldman Sachs International
(-0.197)/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	21,762,600	(96,687)	804,005
(1.769)/SOFR/May-32 (Purchased)	May-22/1.769		$8,032,900	(124,430)	557,323
(1.727)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		1,847,900	(276,261)	152,710
2.8175/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	(9,122)
(2.8175)/3 month USD-LIBOR-BBA/Mar-47 (Purchased)	Mar-27/2.8175		1,042,500	(131,616)	(14,428)
1.727/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/1.727		1,847,900	(169,452)	(73,768)
-0.197/6 month EUR-EURIBOR-Reuters/Jun-25 (Purchased)	Jun-23/-0.197	EUR	21,762,600	(96,687)	(77,370)
1.769/SOFR/May-32 (Purchased)	May-22/1.769		$8,032,900	(124,430)	(124,430)
(0.26)/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	21,762,600	242,691	126,731
(0.555)/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	2,772,400	418,666	116,727
(1.71)/3 month USD-LIBOR-BBA/Dec-56 (Written)	Dec-26/1.71		$1,536,800	208,083	87,137
1.71/3 month USD-LIBOR-BBA/Dec-56 (Written)	Dec-26/1.71		1,536,800	208,083	(156,262)
0.555/6 month EUR-EURIBOR-Reuters/Mar-40 (Written)	Mar-30/0.555	EUR	2,772,400	418,666	(234,886)
0.26/6 month EUR-EURIBOR-Reuters/Jun-28 (Written)	Jun-26/0.26	EUR	21,762,600	242,691	(545,722)
2.41/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.41		$10,720,000	156,512	(612,862)
2.07/3 month USD-LIBOR-BBA/Aug-33 (Written)	Aug-23/2.07		8,910,200	184,441	(641,089)
JPMorgan Chase Bank N.A.
(1.805)/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805		5,151,200	(305,466)	321,898
(1.445)/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	3,080,500	(115,473)	219,655
(1.441)/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	1,475,600	(87,270)	204,388
(1.692)/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	2,049,600	(63,945)	181,163

Fixed Income Absolute Return Fund 49

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
(2.032)/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$2,348,200	$(271,217)	$168,836
(2.495)/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	2,708,400	(168,430)	164,495
(1.905)/SOFR/Jan-42 (Purchased)	Jan-32/1.905		$3,402,800	(248,404)	121,072
(1.544)/SOFR/Jan-62 (Purchased)	Jan-32/1.544		1,276,100	(214,385)	69,994
1.921/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	65,024
2.50/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		$1,709,900	(98,832)	4,805
(2.50)/3 month USD-LIBOR-BBA/Nov-39 (Purchased)	Nov-29/2.50		1,709,900	(177,830)	(6,173)
(2.902)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		1,026,000	(110,090)	(14,282)
(1.921)/6 month EUR-EURIBOR-Reuters/Oct-48 (Purchased)	Oct-28/1.921	EUR	1,621,600	(207,376)	(19,947)
2.902/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.902		$1,026,000	(158,620)	(32,853)
1.544/SOFR/Jan-62 (Purchased)	Jan-32/1.544		1,276,100	(214,385)	(48,109)
1.905/SOFR/Jan-42 (Purchased)	Jan-32/1.905		3,402,800	(248,404)	(48,524)
1.692/6 month AUD-BBR-BBSW/Jan-35 (Purchased)	Jan-25/1.692	AUD	2,049,600	(63,945)	(54,885)
2.495/6 month AUD-BBR-BBSW/Nov-46 (Purchased)	Nov-26/2.495	AUD	2,708,400	(168,430)	(69,216)
1.441/6 month AUD-BBR-BBSW/Jul-45 (Purchased)	Jul-25/1.441	AUD	1,475,600	(87,270)	(72,856)
1.445/6 month AUD-BBR-BBSW/Mar-40 (Purchased)	Mar-30/1.445	AUD	3,080,500	(115,473)	(77,963)
2.032/3 month USD-LIBOR-BBA/Jan-55 (Purchased)	Jan-25/2.032		$2,348,200	(271,217)	(106,585)
1.805/3 month USD-LIBOR-BBA/Dec-36 (Purchased)	Dec-26/1.805		5,151,200	(305,466)	(133,210)
(1.232)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		4,169,500	267,890	160,317
(1.168)/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		3,594,800	231,325	141,563
(1.204)/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		3,306,200	246,477	127,652
(1.70)/SOFR/Jan-29 (Written)	Jan-24/1.70		10,683,100	227,951	111,211
(2.50)/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	1,679,200	60,611	54,113
(2.317)/SOFR/Apr-42 (Written)	Apr-32/2.317		$4,541,400	384,657	45,414
(1.81)/SOFR/Jan-37 (Written)	Jan-27/1.81		1,876,300	110,889	36,213
2.317/SOFR/Apr-42 (Written)	Apr-32/2.317		4,541,400	384,657	(42,689)
1.81/SOFR/Jan-37 (Written)	Jan-27/1.81		1,876,300	110,889	(93,834)

50 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
JPMorgan Chase Bank N.A. cont.
2.50/6 month AUD-BBR-BBSW/Nov-42 (Written)	Nov-22/2.50	AUD	1,679,200	$60,611	$(138,125)
1.204/3 month USD-LIBOR-BBA/Jun-40 (Written)	Jun-30/1.204		$3,306,200	246,477	(271,637)
1.168/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.168		3,594,800	231,325	(345,568)
1.232/3 month USD-LIBOR-BBA/Jun-37 (Written)	Jun-27/1.232		4,169,500	267,890	(384,761)
1.70/SOFR/Jan-29 (Written)	Jan-24/1.70		10,683,100	227,951	(396,129)
Morgan Stanley & Co. International PLC
3.27/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	79,814
2.505/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(110,398)	(22,726)
(2.505)/3 month USD-LIBOR-BBA/Nov-49 (Purchased)	Nov-24/2.505		1,026,000	(157,183)	(23,649)
(3.27)/3 month USD-LIBOR-BBA/Oct-53 (Purchased)	Oct-23/3.27		1,569,900	(179,126)	(98,119)
(2.39)/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		12,167,200	640,603	252,104
(2.02)/SOFR/Mar-56 (Written)	Mar-26/2.02		4,661,600	611,835	106,657
2.02/SOFR/Mar-56 (Written)	Mar-26/2.02		4,661,600	611,835	(161,105)
2.39/3 month USD-LIBOR-BBA/Jun-34 (Written)	Jun-24/2.39		12,167,200	640,603	(330,096)
Toronto-Dominion Bank
(1.50)/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		9,305,500	(319,877)	931,388
(1.937)/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		3,722,200	(194,671)	220,726
(2.405)/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		1,097,000	(76,516)	30,595
2.405/3 month USD-LIBOR-BBA/Mar-41 (Purchased)	Mar-31/2.405		1,097,000	(76,516)	(7,745)
1.937/3 month USD-LIBOR-BBA/Feb-36 (Purchased)	Feb-26/1.937		3,722,200	(194,671)	(75,784)
1.50/3 month USD-LIBOR-BBA/Feb-33 (Purchased)	Feb-23/1.50		9,305,500	(319,877)	(294,612)
(2.095)/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		1,607,700	211,413	62,507
2.095/3 month USD-LIBOR-BBA/Feb-56 (Written)	Feb-26/2.095		1,607,700	211,413	(88,761)
UBS AG
(0.271)/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	5,959,500	(311,690)	789,581
(0.44)/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,469,600	(350,650)	419,417

Fixed Income Absolute Return Fund 51

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
(0.8925)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$4,373,100	$(92,710)	$349,848
(0.45)/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,575,700	(281,282)	332,858
(1.715)/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$1,861,100	(167,964)	244,139
(0.902)/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		1,749,300	(97,873)	212,522
(0.87)/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		14,577,100	(98,323)	202,476
(0.296)/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,489,900	(225,445)	181,398
(0.90)/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	2,928,000	(276,378)	153,568
(1.125)/6 month EUR-EURIBOR-Reuters/Apr-48 (Purchased)	Apr-28/1.125	EUR	3,027,400	(399,175)	142,186
(0.983)/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$5,830,900	(92,420)	134,519
(1.25)/6 month EUR-EURIBOR-Reuters/Apr-48 (Purchased)	Apr-28/1.25	EUR	3,027,300	(394,076)	106,987
(0.4879)/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	1,253,600	(129,210)	90,671
(1.87)/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$6,228,800	(289,639)	76,241
(2.00)/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,683,700	(142,840)	60,184
(1.325)/6 month EUR-EURIBOR-Reuters/Apr-49 (Purchased)	Apr-29/1.325	EUR	3,027,100	(419,688)	57,099
(0.70)/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	1,513,600	(346,775)	41,867
(0.70)/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	1,513,600	(351,844)	37,748
(2.70)/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	2,119,200	(128,674)	5,959
2.70/6 month AUD-BBR-BBSW/Apr-47 (Purchased)	Apr-37/2.70	AUD	2,119,200	(128,674)	(2,156)
1.87/3 month USD-LIBOR-BBA/Jul-46 (Purchased)	Jul-41/1.87		$6,228,800	(289,639)	(13,454)
2.00/6 month AUD-BBR-BBSW/Sep-46 (Purchased)	Sep-36/2.00	AUD	2,683,700	(142,840)	(25,503)
0.983/3 month USD-LIBOR-BBA/Apr-32 (Purchased)	Apr-30/0.983		$5,830,900	(92,420)	(46,297)
0.87/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-27/0.87		14,577,100	(98,323)	(53,061)
0.70/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	1,513,600	(346,775)	(57,196)

52 Fixed Income Absolute Return Fund

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike		Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
UBS AG cont.
0.4879/Sterling Overnight Index Average/Aug-39 (Purchased)	Aug-29/0.4879	GBP	1,253,600	$(129,210)	$(60,862)
0.70/6 month EUR-EURIBOR-Reuters/Mar-64 (Purchased)	Mar-34/0.70	EUR	1,513,600	(351,844)	(61,332)
1.325/6 month EUR-EURIBOR-Reuters/Apr-49 (Purchased)	Apr-29/1.325	EUR	3,027,100	(419,688)	(66,934)
0.90/Sterling Overnight Index Average/Jan-40 (Purchased)	Jan-30/0.90	GBP	2,928,000	(276,378)	(75,735)
0.902/3 month USD-LIBOR-BBA/Apr-35 (Purchased)	Apr-25/0.902		$1,749,300	(97,873)	(75,745)
1.25/6 month EUR-EURIBOR-Reuters/Apr-48 (Purchased)	Apr-28/1.25	EUR	3,027,300	(394,076)	(87,698)
0.8925/3 month USD-LIBOR-BBA/Apr-28 (Purchased)	Apr-23/0.8925		$4,373,100	(92,710)	(88,205)
0.296/6 month EUR-EURIBOR-Reuters/Jan-51 (Purchased)	Jan-31/0.296	EUR	1,489,900	(225,445)	(92,750)
1.125/6 month EUR-EURIBOR-Reuters/Apr-48 (Purchased)	Apr-28/1.125	EUR	3,027,400	(399,175)	(115,965)
0.45/6 month EUR-EURIBOR-Reuters/Jan-41 (Purchased)	Jan-31/0.45	EUR	3,575,700	(281,282)	(128,141)
1.715/3 month USD-LIBOR-BBA/Feb-53 (Purchased)	Feb-23/1.715		$1,861,100	(167,964)	(144,756)
0.44/6 month EUR-EURIBOR-Reuters/Feb-41 (Purchased)	Feb-31/0.44	EUR	4,469,600	(350,650)	(160,176)
0.271/6 month EUR-EURIBOR-Reuters/Jan-36 (Purchased)	Jan-26/0.271	EUR	5,959,500	(311,690)	(201,246)
0.32/6 month EUR-EURIBOR-Reuters/Sep-52 (Purchased)	Sep-22/0.32	EUR	5,367,400	(326,255)	(269,471)
(0.16)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.16	EUR	5,367,400	214,708	175,872
(0.00)/6 month EUR-EURIBOR-Reuters/Sep-52 (Written)	Sep-22/0.00	EUR	5,367,400	139,179	112,681
(0.958)/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$3,498,500	92,973	64,162
(0.43)/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,166,100	93,485	57,671
0.43/6 month EUR-EURIBOR-Reuters/Aug-39 (Written)	Aug-29/0.43	EUR	1,166,100	93,485	(107,837)
0.958/3 month USD-LIBOR-BBA/May-30 (Written)	May-25/0.958		$3,498,500	92,973	(229,467)
Wells Fargo Bank, N.A.
(1.405)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405		13,027,600	(266,740)	733,193
(1.3875)/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875		9,305,500	(190,995)	529,390
(2.16)/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16		5,505,200	(274,572)	252,303

Fixed Income Absolute Return Fund 53

FORWARD PREMIUM SWAP OPTION CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Counterparty Fixed right or obligation % to receive or (pay)/Floating rate index/ Maturity date	Expiration date/strike	Notional/ Contract amount	Premium receivable/ (payable)	Unrealized appreciation/ (depreciation)
Wells Fargo Bank, N.A. cont.
(1.96)/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	$5,047,000	$(341,682)	$244,729
(1.8225)/SOFR/Jan-42 (Purchased)	Jan-32/1.8225	2,467,900	(182,131)	94,767
1.8225/SOFR/Jan-42 (Purchased)	Jan-32/1.8225	2,467,900	(182,131)	(41,757)
1.96/3 month USD-LIBOR-BBA/Jan-41 (Purchased)	Jan-31/1.96	5,047,000	(341,682)	(88,121)
2.16/3 month USD-LIBOR-BBA/Feb-35 (Purchased)	Feb-25/2.16	5,505,200	(274,572)	(100,305)
1.3875/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.3875	9,305,500	(190,995)	(132,883)
1.405/3 month USD-LIBOR-BBA/Feb-29 (Purchased)	Feb-24/1.405	13,027,600	(266,740)	(183,819)
(1.62)/SOFR/Jan-27 (Written)	Jan-25/1.62	18,920,500	208,126	57,897
1.62/SOFR/Jan-27 (Written)	Jan-25/1.62	18,920,500	208,126	(319,000)
Unrealized appreciation				24,461,310
Unrealized (depreciation)				(25,483,617)
Total				$(1,022,307)

TBA SALE COMMITMENTS OUTSTANDING at 4/30/22 (proceeds receivable $348,856,191) (Unaudited)
Agency	Principal amount	Settlement date	Value
Uniform Mortgage-Backed Securities, 4.50%, 5/1/52	$18,000,000	5/12/22	$18,312,196
Uniform Mortgage-Backed Securities, 4.00%, 6/1/52	15,000,000	6/13/22	14,864,061
Uniform Mortgage-Backed Securities, 4.00%, 5/1/52	80,000,000	5/12/22	79,528,120
Uniform Mortgage-Backed Securities, 3.50%, 6/1/52	11,000,000	6/13/22	10,638,624
Uniform Mortgage-Backed Securities, 3.50%, 5/1/52	55,000,000	5/12/22	53,328,468
Uniform Mortgage-Backed Securities, 3.00%, 5/1/52	26,000,000	5/12/22	24,511,071
Uniform Mortgage-Backed Securities, 2.50%, 6/1/52	47,000,000	6/13/22	42,792,024
Uniform Mortgage-Backed Securities, 2.50%, 5/1/52	47,000,000	5/12/22	42,880,149
Uniform Mortgage-Backed Securities, 2.00%, 6/1/52	26,000,000	6/13/22	22,883,458
Uniform Mortgage-Backed Securities, 2.00%, 5/1/52	39,000,000	5/12/22	34,392,219
Total			$344,130,390

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited)
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$15,664,000	$497,332	$757	12/23/23	0.695% — Annually	Secured Overnight Financing Rate — Annually	$465,925
11,952,000	870,942	1,027	12/23/26	1.085% — Annually	Secured Overnight Financing Rate — Annually	830,721

54 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$2,726,000	$329,192	$329	12/23/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	$318,160
1,863,000	402,259	(3,317)	12/23/51	Secured Overnight Financing Rate — Annually	1.437% — Annually	(396,797)
26,213,000	831,476	(2,667)	12/24/23	0.697% — Annually	Secured Overnight Financing Rate — Annually	775,070
2,921,000	211,539	(391)	12/24/26	1.096% — Annually	Secured Overnight Financing Rate — Annually	201,019
7,708,000	931,049	(3,441)	12/24/31	1.285% — Annually	Secured Overnight Financing Rate — Annually	895,691
10,761,000	2,327,927	(5,816)	12/24/51	1.435% — Annually	Secured Overnight Financing Rate — Annually	2,271,787
901,000	178,173	(147)	12/31/51	1.525% — Annually	Secured Overnight Financing Rate — Annually	173,786
3,179,000	225,582	(422)	12/31/26	Secured Overnight Financing Rate — Annually	1.135% — Annually	(215,172)
834,000	95,935	15,018	12/31/31	Secured Overnight Financing Rate — Annually	1.355% — Annually	(77,852)
29,505,000	1,797,740	505,553	1/12/27	Secured Overnight Financing Rate — Annually	1.372% — Annually	(1,212,601)
987,200	34,285 E	(22)	1/15/47	1.724% — Annually	Secured Overnight Financing Rate — Annually	34,263
3,763,000	624,583	(128)	1/21/52	1.679% — Annually	Secured Overnight Financing Rate — Annually	608,254

Fixed Income Absolute Return Fund 55

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$3,135,000	$554,707	$(107)	1/19/52	Secured Overnight Financing Rate — Annually	1.626% — Annually	$(541,520)
1,797,000	307,377	(61)	2/1/52	1.6545% — Annually	Secured Overnight Financing Rate — Annually	300,598
14,525,000	936,136	(3,533)	2/15/29	Secured Overnight Financing Rate — Annually	1.681% — Annually	(893,709)
5,673,300	728,792	(193)	2/24/52	Secured Overnight Financing Rate — Annually	1.86% — Annually	(711,306)
2,443,000	360,685	(83)	2/29/52	1.7674% — Annually	Secured Overnight Financing Rate — Annually	353,913
2,297,000	189,732	(31)	2/29/32	Secured Overnight Financing Rate — Annually	1.75% — Annually	(183,543)
18,881,000	916,861	(153)	2/28/27	1.675% — Annually	Secured Overnight Financing Rate — Annually	868,149
27,752,000	607,491	(105)	2/29/24	Secured Overnight Financing Rate — Annually	1.47709% — Annually	(544,662)
9,670,000	593,255	(111)	3/1/29	Secured Overnight Financing Rate — Annually	1.7355% — Annually	(567,637)
2,852,100	252,525	(38)	3/7/32	3 month USD-LIBOR-BBA — Quarterly	1.9575% — Semiannually	(246,729)
10,291,300	1,032,835	(136)	3/9/32	1.5475% — Annually	Secured Overnight Financing Rate — Annually	1,011,837
10,670,700	1,076,460	(141)	3/9/32	1.5415% — Annually	Secured Overnight Financing Rate — Annually	1,054,919
5,625,000	472,500	(75)	3/11/32	1.737% — Annually	Secured Overnight Financing Rate — Annually	460,026

56 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$6,432,000	$547,042 E	$174,316	6/15/32	Secured Overnight Financing Rate — Annually	1.762% — Annually	$(372,726)
27,640,000	1,271,993	594,796	3/21/29	Secured Overnight Financing Rate — Annually	1.986% — Annually	(647,149)
28,680,000	602,567 E	(416,688)	6/15/24	1.80% — Annually	Secured Overnight Financing Rate — Annually	185,879
123,922,000	5,460,003 E	(2,904,134)	6/15/27	1.85% — Annually	Secured Overnight Financing Rate — Annually	2,555,869
53,520,000	3,673,613 E	1,418,819	6/15/32	Secured Overnight Financing Rate — Annually	1.95% — Annually	(2,254,793)
9,304,000	839,221 E	144,145	6/15/52	Secured Overnight Financing Rate — Annually	2.05% — Annually	(695,076)
8,312,500	319,200	(110)	3/30/32	2.2655% — Annually	Secured Overnight Financing Rate — Annually	304,412
8,312,500	323,190	(110)	3/30/32	2.26% — Annually	Secured Overnight Financing Rate — Annually	308,429
6,234,000	112,461	(50)	3/30/27	2.3535% — Annually	Secured Overnight Financing Rate — Annually	100,916
17,855,600	636,374	(237)	4/7/32	2.298% — Annually	Secured Overnight Financing Rate — Annually	612,051
4,700,500	88,510	(38)	3/31/27	Secured Overnight Financing Rate — Annually	2.3365% — Annually	(80,221)
19,000,000	144,020	(72)	3/31/24	2.307% — Annually	Secured Overnight Financing Rate — Annually	110,737

Fixed Income Absolute Return Fund 57

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$12,610,000	$265,567	$(102)	3/31/27	Secured Overnight Financing Rate — Annually	2.288% — Annually	$(243,833)
8,713,000	200,050	(70)	4/1/27	2.247% — Annually	Secured Overnight Financing Rate — Annually	185,759
7,329,000	377,297	(97)	4/4/32	2.116% — Annually	Secured Overnight Financing Rate — Annually	367,094
485,000	4,321	(2)	4/4/24	Secured Overnight Financing Rate — Annually	2.243% — Annually	(3,607)
620,000	32,916	(8)	4/4/32	Secured Overnight Financing Rate — Annually	2.0975% — Annually	(32,077)
9,690,000	187,598	(78)	4/6/27	2.326% — Annually	Secured Overnight Financing Rate — Annually	173,768
12,594,000	220,269	(102)	4/7/27	Secured Overnight Financing Rate — Annually	2.3665% — Annually	(202,811)
1,963,000	9,952	(7)	4/7/24	2.45% — Annually	Secured Overnight Financing Rate — Annually	7,099
4,130,000	52,658	(33)	4/7/27	2.469% — Annually	Secured Overnight Financing Rate — Annually	46,602
826,000	27,101	(11)	4/7/23	2.3305% — Annually	Secured Overnight Financing Rate — Annually	25,962
2,738,000	214,577	(93)	4/7/52	Secured Overnight Financing Rate — Annually	2.1005% — Annually	(211,351)
5,319,000	141,645	(71)	4/8/32	Secured Overnight Financing Rate — Annually	2.4015% — Annually	(134,553)

58 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount	Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
$9,025,000	$94,672	$(73)	4/12/27	2.518% — Annually	Secured Overnight Financing Rate — Annually	$83,924
7,416,000	136,529	(98)	4/14/32	Secured Overnight Financing Rate — Annually	2.496% — Annually	(128,821)
294,000	5,374	(4)	4/14/32	2.4975% — Annually	Secured Overnight Financing Rate — Annually	5,063
5,741,000	164,307	(196)	4/14/52	Secured Overnight Financing Rate — Annually	2.3395% — Annually	(158,886)
7,704,000	93,372	(62)	4/14/27	2.483% — Annually	Secured Overnight Financing Rate — Annually	85,274
11,653,000	70,384	(44)	4/14/24	2.405% — Annually	Secured Overnight Financing Rate — Annually	58,579
5,333,000	10,079	(71)	4/21/32	2.7285% — Annually	Secured Overnight Financing Rate — Annually	(13,826)
14,282,000	46,988	(116)	4/22/27	Secured Overnight Financing Rate — Annually	2.673% — Annually	(38,547)
20,689,000	60,205	(195)	5/2/27	Secured Overnight Financing Rate — Annually	2.685% — Annually	(60,400)
17,145,900	26,748	(227)	4/26/32	2.689% — Annually	Secured Overnight Financing Rate — Annually	20,636
3,240,000	162	(26)	4/25/27	2.7445% — Annually	Secured Overnight Financing Rate — Annually	(1,548)
116,000	41	—	4/26/24	2.743% — Annually	Secured Overnight Financing Rate — Annually	(82)

Fixed Income Absolute Return Fund 59

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
	$141,000	$300	$(2)	4/26/32	Secured Overnight Financing Rate — Annually	2.6825% — Annually	$(254)
	3,028,000	41,060	(40)	4/27/32	Secured Overnight Financing Rate — Annually	2.552% — Annually	(40,309)
	3,441,000	11,665	(13)	4/28/24	2.553% — Annually	Secured Overnight Financing Rate — Annually	10,998
	923,000	12,922	(12)	4/28/32	Secured Overnight Financing Rate — Annually	2.547% — Annually	(12,759)
AUD	117,100	13,497 E	(1)	1/30/35	1.692% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	13,496
AUD	394,200	50,062 E	(4)	3/5/35	1.47% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	50,058
AUD	146,400	19,101 E	(1)	3/25/35	1.4025% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	19,100
AUD	246,400	25,186 E	(3)	3/28/40	1.445% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	25,183
AUD	910,700	104,690 E	(11)	4/1/40	1.1685% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	104,679
AUD	59,000	11,535 E	(1)	7/2/45	1.441% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	11,533
AUD	2,800,000	259,103	(31)	4/6/31	6 month AUD-BBR-BBSW — Semiannually	1.87% — Semiannually	(257,744)
AUD	2,668,000	157,366 E	(101,335)	6/15/32	2.67% — Semiannually	6 month AUD-BBR-BBSW — Semiannually	56,031
CAD	5,564,000	393,311 E	(160,152)	6/15/32	2.325% — Semiannually	3 month CAD-BA-CDOR — Semiannually	233,159
CHF	4,200,000	305,863 E	139,856	6/15/32	Swiss Average Rate Overnight — Annually	0.565% — Annually	(166,007)
EUR	757,000	30,474 E	(29)	11/29/58	1.484% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	(30,503)

60 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	1,029,500	$46,277	$(40)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	1.354% — Annually	$(42,310)
EUR	1,137,000	74,320	(43)	3/11/50	1.267% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	71,351
EUR	1,150,600	90,345	(44)	3/12/50	1.2115% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	87,604
EUR	1,295,500	131,899	(50)	3/26/50	1.113% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	129,888
EUR	1,120,200	8,721 E	(42)	11/29/58	6 month EUR-EURIBOR-REUTERS — Semiannually	1.343% — Annually	8,679
EUR	1,336,000	156,262	(50)	2/19/50	1.051% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	151,873
EUR	1,095,100	114,395 E	(42)	6/7/54	1.054% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	114,353
EUR	999,500	151,942	(38)	2/19/50	0.9035% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	148,973
EUR	531,600	93,880	(20)	2/21/50	0.80% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	92,419
EUR	2,146,300	516,631 E	(82)	8/8/54	0.49% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	516,550
EUR	1,338,400	417,922 E	(50)	6/6/54	6 month EUR-EURIBOR-REUTERS — Semiannually	0.207% — Annually	(417,972)
EUR	1,741,600	542,261	(66)	2/19/50	0.233% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	539,581

Fixed Income Absolute Return Fund 61

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	7,327,800	$1,651,150	$(277)	2/19/50	6 month EUR-EURIBOR-REUTERS — Semiannually	0.595% — Annually	$(1,634,764)
EUR	835,200	278,725 E	(31)	3/4/54	0.134% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	278,694
EUR	371,500	156,899 E	(14)	3/13/54	—	0.2275% plus 6 month EUR-EURIBOR-REUTERS — Semiannually	156,884
EUR	2,672,400	394,018 E	(57)	5/13/40	6 month EUR-EURIBOR-REUTERS — Semiannually	0.276% — Annually	(394,075)
EUR	1,304,300	186,678 E	(28)	6/24/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	186,650
EUR	1,668,900	244,689 E	(39)	1/16/40	0.315% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	244,650
EUR	616,100	89,271 E	(14)	3/28/40	0.3175% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	89,257
EUR	1,486,800	364,331	(61)	5/21/51	6 month EUR-EURIBOR-REUTERS — Semiannually	0.516% — Annually	(352,126)
EUR	1,439,000	196,849	(25)	6/14/31	0.171% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	191,004
EUR	1,449,200	213,762	(25)	7/15/31	0.0675% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	210,372
EUR	402,600	114,764 E	(16)	9/14/52	6 month EUR-EURIBOR-REUTERS — Semiannually	0.374% — Annually	(114,781)
EUR	4,360,000	470,675	(70)	3/7/32	6 month EUR-EURIBOR-REUTERS — Semiannually	0.60% — Annually	(462,944)

62 Fixed Income Absolute Return Fund

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 4/30/22 (Unaudited) cont.
Notional amount		Value	Upfront premium received (paid)	Termination date	Payments made by fund	Payments received by fund	Unrealized appreciation/ (depreciation)
EUR	882,000	$73,237 E	$(45,263)	6/15/32	0.915% — Annually	6 month EUR-EURIBOR-REUTERS — Semiannually	$27,974
GBP	1,039,300	128,570	(21)	5/19/31	Sterling Overnight Index Average — Annually	0.754% — Annually	(120,382)
GBP	21,441,200	348,070 E	(110)	9/15/23	1.065% — Annually	Sterling Overnight Index Average — Annually	347,959
GBP	532,000	29,909 E	23,980	6/15/32	Sterling Overnight Index Average — Annually	1.455% — Annually	(5,928)
JPY	49,318,800	3,470 E	(14)	8/29/43	0.8084% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	(3,484)
JPY	66,881,600	49,455 E	(19)	8/29/43	0.2529% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	49,435
JPY	176,833,300	33,193	(26)	2/25/31	0.0619% — Semiannually	Bank of Japan Unsecured Overnight Call Rate Expected Index — Semiannually	30,688
JPY	121,551,800	74,041 E	(35)	8/29/43	Bank of Japan Unsecured Overnight Call Rate Expected Index — Annually	0.343% — Annually	(74,076)
NOK	17,328,000	99,597 E	104,798	6/15/32	6 month NOK-NIBOR-NIBR — Semiannually	2.355% — Annually	5,201
NZD	2,969,000	133,600 E	(2,173)	6/15/32	3.10% — Semiannually	3 month NZD-BBR-FRA — Quarterly	131,427
SEK	42,444,000	345,277 E	(189,459)	6/15/32	1.497% — Annually	3 month SEK-STIBOR-SIDE — Quarterly	155,817
Total			$(720,928)	$5,351,438
E Extended effective date.

Fixed Income Absolute Return Fund 63

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited)
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Bank of America N.A.
CMBX NA BBB−.6 Index	B+/P	$11,962	$164,221	$39,758	5/11/63	300 bp — Monthly	$(27,714)
CMBX NA BBB−.6 Index	B+/P	22,719	353,780	85,650	5/11/63	300 bp — Monthly	(62,754)
CMBX NA BBB−.6 Index	B+/P	46,609	708,498	171,527	5/11/63	300 bp — Monthly	(124,564)
CMBX NA BBB−.6 Index	B+/P	44,403	731,020	176,980	5/11/63	300 bp — Monthly	(132,211)
Citigroup Global Markets, Inc.
CMBX NA A.6 Index	BBB+/P	3,274	23,760	2,155	5/11/63	200 bp — Monthly	1,127
CMBX NA A.6 Index	BBB+/P	3,878	29,040	2,634	5/11/63	200 bp — Monthly	1,253
CMBX NA A.6 Index	BBB+/P	5,828	36,960	3,352	5/11/63	200 bp — Monthly	2,488
CMBX NA A.6 Index	BBB+/P	8,016	46,640	4,230	5/11/63	200 bp — Monthly	3,802
CMBX NA A.6 Index	BBB+/P	8,498	62,480	5,667	5/11/63	200 bp — Monthly	2,852
CMBX NA A.6 Index	BBB+/P	9,789	72,160	6,545	5/11/63	200 bp — Monthly	3,268
CMBX NA A.6 Index	BBB+/P	13,772	99,440	9,019	5/11/63	200 bp — Monthly	4,786
CMBX NA A.6 Index	BBB+/P	16,700	124,080	11,254	5/11/63	200 bp — Monthly	5,487
CMBX NA A.6 Index	BBB+/P	16,832	124,080	11,254	5/11/63	200 bp — Monthly	5,619
CMBX NA A.6 Index	BBB+/P	28,780	213,840	19,395	5/11/63	200 bp — Monthly	9,456
CMBX NA A.6 Index	BBB+/P	31,313	231,440	20,992	5/11/63	200 bp — Monthly	10,399
CMBX NA A.6 Index	BBB+/P	35,932	264,880	24,025	5/11/63	200 bp — Monthly	11,996
CMBX NA BB.11 Index	BB−/P	203,965	361,000	47,760	11/18/54	500 bp — Monthly	156,506
CMBX NA BB.13 Index	BB−/P	4,099	41,000	6,507	12/16/72	500 bp — Monthly	(2,374)
CMBX NA BB.13 Index	BB−/P	14,062	149,000	23,646	12/16/72	500 bp — Monthly	(9,460)
CMBX NA BB.13 Index	BB−/P	24,693	271,000	43,008	12/16/72	500 bp — Monthly	(18,088)
CMBX NA BB.13 Index	BB−/P	102,843	1,128,000	179,014	12/16/72	500 bp — Monthly	(75,230)
CMBX NA BB.14 Index	BB/P	15,130	138,000	18,119	12/16/72	500 bp — Monthly	(2,874)
CMBX NA BB.6 Index	CCC+/P	154,927	993,600	410,655	5/11/63	500 bp — Monthly	(254,900)

64 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.7 Index	B/P	$50,574	$991,000	$307,904	1/17/47	500 bp — Monthly	$(256,504)
CMBX NA BB.9 Index	B/P	2,036	10,000	2,521	9/17/58	500 bp — Monthly	(477)
CMBX NA BB.9 Index	B/P	34,922	171,000	43,109	9/17/58	500 bp — Monthly	(8,045)
CMBX NA BBB−.10 Index	BB+/P	$15,634	$126,000	$15,889	11/17/59	300 bp — Monthly	$(191)
CMBX NA BBB−.10 Index	BB+/P	23,891	219,000	27,616	11/17/59	300 bp — Monthly	(3,615)
CMBX NA BBB−.11 Index	BBB−/P	22,737	363,000	39,930	11/18/54	300 bp — Monthly	(17,011)
CMBX NA BBB−.12 Index	BBB−/P	2,919	70,000	8,617	8/17/61	300 bp — Monthly	(5,663)
CMBX NA BBB−.12 Index	BBB−/P	9,075	154,000	18,957	8/17/61	300 bp — Monthly	(9,805)
CMBX NA BBB−.12 Index	BBB−/P	93,051	587,000	72,260	8/17/61	300 bp — Monthly	21,085
CMBX NA BBB−.13 Index	BBB−/P	3,709	73,000	9,862	12/16/72	300 bp — Monthly	(6,116)
CMBX NA BBB−.14 Index	BBB−/P	1,880	38,000	5,301	12/16/72	300 bp — Monthly	(3,402)
CMBX NA BBB−.14 Index	BBB−/P	1,821	56,000	7,812	12/16/72	300 bp — Monthly	(5,963)
CMBX NA BBB−.14 Index	BBB−/P	2,973	91,000	12,695	12/16/72	300 bp — Monthly	(9,676)
CMBX NA BBB−.14 Index	BBB−/P	5,850	117,000	16,322	12/16/72	300 bp — Monthly	(10,413)
CMBX NA BBB−.14 Index	BBB−/P	8,708	191,000	26,645	12/16/72	300 bp — Monthly	(17,841)
CMBX NA BBB−.15 Index	BBB−/P	10,237	98,000	14,122	11/18/64	300 bp — Monthly	(3,836)
CMBX NA BBB−.6 Index	B+/P	103,635	396,947	96,101	5/11/63	300 bp — Monthly	7,733
CMBX NA BBB−.6 Index	B+/P	62,787	925,270	224,008	5/11/63	300 bp — Monthly	(160,758)
Credit Suisse International
CMBX NA BB.7 Index	B/P	27,822	208,000	64,626	1/17/47	500 bp — Monthly	(36,630)
CMBX NA BBB−.6 Index	B+/P	663	5,630	1,363	5/11/63	300 bp — Monthly	(660)
CMBX NA BBB−.7 Index	BB−/P	139,477	1,887,000	342,491	1/17/47	300 bp — Monthly	(202,070)

Fixed Income Absolute Return Fund 65

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International
CMBX NA A.13 Index	A-/P	$(1,723)	$325,000	$6,143	12/16/72	200 bp — Monthly	$(7,757)
CMBX NA BB.9 Index	B/P	58,634	145,000	36,555	9/17/58	500 bp — Monthly	22,201
CMBX NA BBB−.13 Index	BBB−/P	296	5,000	676	12/16/72	300 bp — Monthly	(377)
CMBX NA BBB−.13 Index	BBB−/P	16,780	106,000	14,321	12/16/72	300 bp — Monthly	2,512
CMBX NA BBB−.13 Index	BBB−/P	18,648	119,000	16,077	12/16/72	300 bp — Monthly	2,631
CMBX NA BBB−.13 Index	BBB−/P	7,982	127,000	17,158	12/16/72	300 bp — Monthly	(9,112)
CMBX NA BBB−.13 Index	BBB−/P	28,946	171,000	23,102	12/16/72	300 bp — Monthly	5,930
CMBX NA BBB−.14 Index	BBB−/P	89	2,000	279	12/16/72	300 bp — Monthly	(189)
CMBX NA BBB−.14 Index	BBB−/P	237	5,000	698	12/16/72	300 bp — Monthly	(458)
CMBX NA BBB−.14 Index	BBB−/P	233	5,000	698	12/16/72	300 bp — Monthly	(462)
CMBX NA BBB−.14 Index	BBB−/P	1,326	35,000	4,883	12/16/72	300 bp — Monthly	(3,539)
CMBX NA BBB−.15 Index	BBB−/P	9,319	150,000	21,615	11/18/64	300 bp — Monthly	(12,221)
CMBX NA BBB−.15 Index	BBB−/P	15,760	177,000	25,506	11/18/64	300 bp — Monthly	(9,657)
CMBX NA BBB−.15 Index	BBB−/P	16,361	177,000	25,506	11/18/64	300 bp — Monthly	(9,057)
CMBX NA BBB−.6 Index	B+/P	817	5,630	1,363	5/11/63	300 bp — Monthly	(543)
CMBX NA BBB−.6 Index	B+/P	855	5,630	1,363	5/11/63	300 bp — Monthly	(506)
CMBX NA BBB−.6 Index	B+/P	3,559	12,199	2,953	5/11/63	300 bp — Monthly	611
CMBX NA BBB−.6 Index	B+/P	1,785	15,015	3,635	5/11/63	300 bp — Monthly	(1,842)
CMBX NA BBB−.6 Index	B+/P	1,721	30,967	7,497	5/11/63	300 bp — Monthly	(5,760)
CMBX NA BBB−.6 Index	B+/P	7,058	45,044	10,905	5/11/63	300 bp — Monthly	(3,824)
CMBX NA BBB−.6 Index	B+/P	4,864	62,873	15,222	5/11/63	300 bp — Monthly	(10,326)
CMBX NA BBB−.6 Index	B+/P	4,864	62,873	15,222	5/11/63	300 bp — Monthly	(10,326)
CMBX NA BBB−.6 Index	B+/P	3,677	71,319	17,266	5/11/63	300 bp — Monthly	(13,554)

66 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BBB−.6 Index	B+/P	$8,832	$71,319	$17,266	5/11/63	300 bp — Monthly	$(8,398)
CMBX NA BBB−.6 Index	B+/P	11,605	72,257	17,494	5/11/63	300 bp — Monthly	(5,853)
CMBX NA BBB−.6 Index	B+/P	11,832	100,410	24,309	5/11/63	300 bp — Monthly	(12,427)
CMBX NA BBB−.6 Index	B+/P	6,839	125,277	30,330	5/11/63	300 bp — Monthly	(23,428)
CMBX NA BBB−.6 Index	B+/P	16,684	302,167	73,155	5/11/63	300 bp — Monthly	(56,319)
CMBX NA BBB−.6 Index	B+/P	99,711	814,538	197,200	5/11/63	300 bp — Monthly	(97,081)
CMBX NA BBB−.6 Index	B+/P	182,495	1,444,210	349,643	5/11/63	300 bp — Monthly	(166,426)
JPMorgan Securities LLC
CMBX NA A.14 Index	A-/P	(829)	141,000	2,425	12/16/72	200 bp — Monthly	(3,208)
CMBX NA BB.10 Index	B+/P	10,591	132,000	38,597	5/11/63	500 bp — Monthly	(27,895)
CMBX NA BB.6 Index	CCC+/P	167,824	299,920	123,957	5/11/63	500 bp — Monthly	44,117
CMBX NA BB.7 Index	B/P	272,738	557,000	173,060	1/17/47	500 bp — Monthly	100,142
CMBX NA BBB−.11 Index	BBB−/P	2,800	51,000	5,610	11/18/54	300 bp — Monthly	(2,784)
CMBX NA BBB−.12 Index	BBB−/P	323	6,000	739	8/17/61	300 bp — Monthly	(413)
CMBX NA BBB−.13 Index	BBB−/P	629	4,000	540	12/16/72	300 bp — Monthly	91
CMBX NA BBB−.14 Index	BBB−/P	11,382	184,000	25,668	12/16/72	300 bp — Monthly	(14,194)
Merrill Lynch International
CMBX NA A.6 Index	BBB+/P	(4,240)	224,400	20,353	5/11/63	200 bp — Monthly	(24,518)
Morgan Stanley & Co. International PLC
CMBX NA A.13 Index	A-/P	(67)	8,000	151	12/16/72	200 bp — Monthly	(215)
CMBX NA A.13 Index	A-/P	(1,128)	188,000	3,553	12/16/72	200 bp — Monthly	(4,618)
CMBX NA A.13 Index	A-/P	(9,648)	647,000	12,228	12/16/72	200 bp — Monthly	(21,660)
CMBX NA A.14 Index	A-/P	(1,106)	83,000	1,428	12/16/72	200 bp — Monthly	(2,506)
CMBX NA A.14 Index	A-/P	(1,133)	90,000	1,548	12/16/72	200 bp — Monthly	(2,651)
CMBX NA A.14 Index	A-/P	(1,068)	96,000	1,651	12/16/72	200 bp — Monthly	(2,688)

Fixed Income Absolute Return Fund 67

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA A.14 Index	A-/P	$(729)	$124,000	$2,133	12/16/72	200 bp — Monthly	$(2,821)
CMBX NA A.14 Index	A-/P	(2,566)	173,000	2,976	12/16/72	200 bp — Monthly	(5,484)
CMBX NA A.14 Index	A-/P	(2,696)	173,000	2,976	12/16/72	200 bp — Monthly	(5,614)
CMBX NA A.14 Index	A-/P	(2,696)	173,000	2,976	12/16/72	200 bp — Monthly	(5,614)
CMBX NA A.14 Index	A-/P	(2,604)	207,000	3,560	12/16/72	200 bp — Monthly	(6,095)
CMBX NA A.14 Index	A-/P	(3,648)	259,000	4,455	12/16/72	200 bp — Monthly	(8,017)
CMBX NA A.6 Index	BBB+/P	8,076	80,080	7,263	5/11/63	200 bp — Monthly	840
CMBX NA A.7 Index	BBB+/P	199	41,000	1,902	1/17/47	200 bp — Monthly	(1,690)
CMBX NA A.7 Index	BBB+/P	(96)	99,000	4,594	1/17/47	200 bp — Monthly	(4,656)
CMBX NA BB.11 Index	BB−/P	4,232	50,000	6,615	11/18/54	500 bp — Monthly	(2,341)
CMBX NA BB.13 Index	BB−/P	3,325	36,000	5,713	12/16/72	500 bp — Monthly	(2,358)
CMBX NA BB.13 Index	BB−/P	4,401	47,000	7,459	12/16/72	500 bp — Monthly	(3,019)
CMBX NA BB.13 Index	BB−/P	6,237	68,000	10,792	12/16/72	500 bp — Monthly	(4,498)
CMBX NA BB.13 Index	BB−/P	10,770	112,000	17,774	12/16/72	500 bp — Monthly	(6,911)
CMBX NA BB.13 Index	BB−/P	11,626	125,000	19,838	12/16/72	500 bp — Monthly	(8,107)
CMBX NA BB.13 Index	BB−/P	22,127	241,000	38,247	12/16/72	500 bp — Monthly	(15,919)
CMBX NA BB.6 Index	CCC+/P	47,886	179,400	74,146	5/11/63	500 bp — Monthly	(26,110)
CMBX NA BB.6 Index	CCC+/P	96,100	358,800	148,292	5/11/63	500 bp — Monthly	(51,893)
CMBX NA BBB−.12 Index	BBB−/P	3,713	63,000	7,755	8/17/61	300 bp — Monthly	(4,011)
CMBX NA BBB−.12 Index	BBB−/P	11,764	274,000	33,729	8/17/61	300 bp — Monthly	(21,828)
CMBX NA BBB−.14 Index	BBB−/P	3,856	79,000	11,021	12/16/72	300 bp — Monthly	(7,125)
CMBX NA BBB−.14 Index	BBB−/P	1,776	117,000	16,322	12/16/72	300 bp — Monthly	(14,487)
CMBX NA BBB−.14 Index	BBB−/P	5,937	120,000	16,740	12/16/72	300 bp — Monthly	(10,743)

68 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION SOLD at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Rating***	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments received by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.14 Index	BBB−/P	$5,906	$121,000	$16,880	12/16/72	300 bp — Monthly	$(10,913)
CMBX NA BBB−.14 Index	BBB−/P	8,880	146,000	20,367	12/16/72	300 bp — Monthly	(11,414)
CMBX NA BBB−.15 Index	BBB−/P	8,179	145,000	20,895	11/18/64	300 bp — Monthly	(12,643)
CMBX NA BBB−.7 Index	BB−/P	6,261	92,000	16,698	1/17/47	300 bp — Monthly	(10,801)
CMBX NA BBB−.7 Index	BB−/P	9,516	143,000	25,955	1/17/47	300 bp — Monthly	(16,308)
CMBX NA BBB−.9 Index	BB+/P	300	3,000	360	9/17/58	300 bp — Monthly	(70)
Upfront premium received		2,741,588		Unrealized appreciation		426,932
Upfront premium (paid)		(35,977)		Unrealized (depreciation)		(2,327,127)
Total		$2,705,611		Total		$(1,900,195)
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.
*** Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at April 30, 2022. Securities rated by Putnam are indicated by “/P.” The Putnam rating categories are comparable to the Standard & Poor’s classifications.

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited)
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc.
CMBX NA A.7 Index	$(1,038)	$140,000	$6,496	1/17/47	(200 bp) — Monthly	$5,411
CMBX NA BB.10 Index	(84,868)	352,000	102,925	11/17/59	(500 bp) — Monthly	17,764
CMBX NA BB.10 Index	(77,265)	303,000	88,597	11/17/59	(500 bp) — Monthly	11,080
CMBX NA BB.10 Index	(13,254)	127,000	37,135	11/17/59	(500 bp) — Monthly	23,775
CMBX NA BB.10 Index	(11,403)	104,000	30,410	11/17/59	(500 bp) — Monthly	18,920
CMBX NA BB.11 Index	(8,181)	119,000	15,744	11/18/54	(500 bp) — Monthly	7,464
CMBX NA BB.11 Index	(8,376)	116,000	15,347	11/18/54	(500 bp) — Monthly	6,874
CMBX NA BB.11 Index	(3,775)	74,000	9,790	11/18/54	(500 bp) — Monthly	5,954
CMBX NA BB.11 Index	(3,839)	74,000	9,790	11/18/54	(500 bp) — Monthly	5,890

Fixed Income Absolute Return Fund 69

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BB.8 Index	$(105,710)	$295,692	$102,753	10/17/57	(500 bp) — Monthly	$(3,203)
CMBX NA BB.8 Index	(29,923)	232,881	80,926	10/17/57	(500 bp) — Monthly	50,809
CMBX NA BB.8 Index	(46,859)	131,419	45,668	10/17/57	(500 bp) — Monthly	(1,301)
CMBX NA BB.9 Index	(605)	15,000	3,782	9/17/58	(500 bp) — Monthly	3,164
CMBX NA BBB−.10 Index	(128,609)	748,000	94,323	11/17/59	(300 bp) — Monthly	(34,660)
CMBX NA BBB−.10 Index	(33,154)	271,000	34,173	11/17/59	(300 bp) — Monthly	884
CMBX NA BBB−.10 Index	(50,836)	219,000	27,616	11/17/59	(300 bp) — Monthly	(23,330)
CMBX NA BBB−.10 Index	(36,025)	151,000	19,041	11/17/59	(300 bp) — Monthly	(17,059)
CMBX NA BBB−.10 Index	(27,941)	128,000	16,141	11/17/59	(300 bp) — Monthly	(11,864)
CMBX NA BBB−.10 Index	(22,416)	103,000	12,988	11/17/59	(300 bp) — Monthly	(9,479)
CMBX NA BBB−.10 Index	(25,919)	87,000	10,971	11/17/59	(300 bp) — Monthly	(14,992)
CMBX NA BBB−.10 Index	(6,884)	54,000	6,809	11/17/59	(300 bp) — Monthly	(101)
CMBX NA BBB−.10 Index	(11,811)	48,000	6,053	11/17/59	(300 bp) — Monthly	(5,782)
CMBX NA BBB−.10 Index	(5,991)	47,000	5,927	11/17/59	(300 bp) — Monthly	(88)
CMBX NA BBB−.11 Index	(18,545)	126,000	13,860	11/18/54	(300 bp) — Monthly	(4,748)
CMBX NA BBB−.11 Index	(37,724)	115,000	12,650	11/18/54	(300 bp) — Monthly	(25,132)
CMBX NA BBB−.11 Index	(16,668)	52,000	5,720	11/18/54	(300 bp) — Monthly	(10,974)
CMBX NA BBB−.11 Index	(5,740)	39,000	4,290	11/18/54	(300 bp) — Monthly	(1,470)
CMBX NA BBB−.12 Index	(96,979)	279,000	34,345	8/17/61	(300 bp) — Monthly	(62,773)
CMBX NA BBB−.12 Index	(17,830)	259,000	31,883	8/17/61	(300 bp) — Monthly	13,923
CMBX NA BBB−.12 Index	(62,518)	183,000	22,527	8/17/61	(300 bp) — Monthly	(40,082)
CMBX NA BBB−.12 Index	(21,090)	60,000	7,386	8/17/61	(300 bp) — Monthly	(13,734)
CMBX NA BBB−.12 Index	(18,378)	55,000	6,771	8/17/61	(300 bp) — Monthly	(11,635)

70 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Citigroup Global Markets, Inc. cont.
CMBX NA BBB−.12 Index	$(8,458)	$24,000	$2,954	8/17/61	(300 bp) — Monthly	$(5,516)
CMBX NA BBB−.13 Index	(5,532)	73,000	9,862	12/16/72	(300 bp) — Monthly	4,294
CMBX NA BBB−.13 Index	(2,824)	56,000	7,566	12/16/72	(300 bp) — Monthly	4,714
CMBX NA BBB−.13 Index	(2,852)	56,000	7,566	12/16/72	(300 bp) — Monthly	4,686
CMBX NA BBB−.8 Index	(56,811)	363,000	47,589	10/17/57	(300 bp) — Monthly	(9,403)
CMBX NA BBB−.8 Index	(34,965)	252,000	33,037	10/17/57	(300 bp) — Monthly	(2,054)
CMBX NA BBB−.8 Index	(32,749)	246,000	32,251	10/17/57	(300 bp) — Monthly	(621)
CMBX NA BBB−.8 Index	(24,658)	156,000	20,452	10/17/57	(300 bp) — Monthly	(4,285)
CMBX NA BBB−.8 Index	(24,756)	156,000	20,452	10/17/57	(300 bp) — Monthly	(4,382)
CMBX NA BBB−.8 Index	(24,063)	154,000	20,189	10/17/57	(300 bp) — Monthly	(3,950)
CMBX NA BBB−.8 Index	(17,483)	126,000	16,519	10/17/57	(300 bp) — Monthly	(1,027)
CMBX NA BBB−.8 Index	(15,171)	106,000	13,897	10/17/57	(300 bp) — Monthly	(1,328)
CMBX NA BBB−.9 Index	(1,656)	7,000	840	9/17/58	(300 bp) — Monthly	(820)
Credit Suisse International
CMBX NA BB.10 Index	(35,090)	263,000	76,901	11/17/59	(500 bp) — Monthly	41,592
CMBX NA BB.10 Index	(31,275)	263,000	76,901	11/17/59	(500 bp) — Monthly	45,407
CMBX NA BB.10 Index	(17,278)	139,000	40,644	11/17/59	(500 bp) — Monthly	23,250
CMBX NA BB.7 Index	(31,365)	1,634,840	675,679	5/11/63	(500 bp) — Monthly	642,952
Goldman Sachs International
CMBX NA A.6 Index	(32,595)	432,960	39,269	5/11/63	(200 bp) — Monthly	6,530
CMBX NA A.6 Index	(96)	880	80	5/11/63	(200 bp) — Monthly	(17)
CMBX NA BB.10 Index	(107,469)	475,000	138,890	11/17/59	(500 bp) — Monthly	31,025
CMBX NA BB.6 Index	(31,267)	196,880	81,371	5/11/63	(500 bp) — Monthly	49,939
CMBX NA BB.7 Index	(323,939)	1,916,000	595,301	1/17/47	(500 bp) — Monthly	269,765

Fixed Income Absolute Return Fund 71

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Goldman Sachs International cont.
CMBX NA BB.7 Index	$(7,864)	$48,000	$14,914	1/17/47	(500 bp) — Monthly	$7,009
CMBX NA BB.7 Index	(2,270)	15,000	4,661	1/17/47	(500 bp) — Monthly	2,378
CMBX NA BB.8 Index	(96,043)	264,770	92,008	10/17/57	(500 bp) — Monthly	(4,256)
CMBX NA BB.8 Index	(96,208)	264,770	92,008	10/17/57	(500 bp) — Monthly	(4,421)
CMBX NA BB.8 Index	(55,464)	157,509	54,734	10/17/57	(500 bp) — Monthly	(861)
CMBX NA BB.8 Index	(52,553)	141,082	49,026	10/17/57	(500 bp) — Monthly	(3,645)
CMBX NA BB.8 Index	(45,682)	119,823	41,638	10/17/57	(500 bp) — Monthly	(4,144)
CMBX NA BB.8 Index	(8,837)	75,372	26,192	10/17/57	(500 bp) — Monthly	17,292
CMBX NA BB.9 Index	(7,096)	68,000	17,143	9/17/58	(500 bp) — Monthly	9,990
CMBX NA BB.9 Index	(2,136)	55,000	13,866	9/17/58	(500 bp) — Monthly	11,684
CMBX NA BB.9 Index	(3,094)	26,000	6,555	9/17/58	(500 bp) — Monthly	3,439
CMBX NA BB.9 Index	(2,155)	20,000	5,042	9/17/58	(500 bp) — Monthly	2,870
CMBX NA BB.9 Index	(842)	7,000	1,765	9/17/58	(500 bp) — Monthly	916
CMBX NA BBB−.10 Index	(14,654)	67,000	8,449	11/17/59	(300 bp) — Monthly	(6,239)
CMBX NA BBB−.12 Index	(4,289)	22,000	2,708	8/17/61	(300 bp) — Monthly	(1,592)
CMBX NA BBB−.13 Index	(3,713)	49,000	6,620	12/16/72	(300 bp) — Monthly	2,882
CMBX NA BBB−.6 Index	(18,160)	340,642	82,469	5/11/63	(300 bp) — Monthly	64,139
CMBX NA BBB−.6 Index	(48,505)	167,037	40,440	5/11/63	(300 bp) — Monthly	(8,149)
CMBX NA BBB−.7 Index	(9,501)	141,000	25,592	1/17/47	(300 bp) — Monthly	16,020
CMBX NA BBB−.7 Index	(4,210)	62,000	11,253	1/17/47	(300 bp) — Monthly	7,012
CMBX NA BBB−.7 Index	(759)	11,000	1,997	1/17/47	(300 bp) — Monthly	1,232
CMBX NA BBB−.7 Index	(312)	3,000	545	1/17/47	(300 bp) — Monthly	231
CMBX NA BBB−.8 Index	(15,784)	122,000	15,994	10/17/57	(300 bp) — Monthly	149
CMBX NA BBB−.8 Index	(11,291)	72,000	9,439	10/17/57	(300 bp) — Monthly	(1,888)

72 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
JPMorgan Securities LLC
CMBX NA BB.11 Index	$(15,271)	$28,000	$3,704	11/18/54	(500 bp) — Monthly	$(11,590)
CMBX NA BB.8 Index	(48,571)	94,699	32,908	10/17/57	(500 bp) — Monthly	(15,742)
CMBX NA BBB−.10 Index	(50,051)	168,000	21,185	11/17/59	(300 bp) — Monthly	(28,950)
CMBX NA BBB−.10 Index	(37,749)	134,000	16,897	11/17/59	(300 bp) — Monthly	(20,919)
CMBX NA BBB−.10 Index	(15,668)	95,000	11,980	11/17/59	(300 bp) — Monthly	(3,736)
CMBX NA BBB−.11 Index	(8,160)	26,000	2,860	11/18/54	(300 bp) — Monthly	(5,313)
CMBX NA BBB−.11 Index	(6,600)	21,000	2,310	11/18/54	(300 bp) — Monthly	(4,301)
CMBX NA BBB−.12 Index	(35,622)	102,000	12,556	8/17/61	(300 bp) — Monthly	(23,117)
CMBX NA BBB−.12 Index	(26,544)	80,000	9,848	8/17/61	(300 bp) — Monthly	(16,736)
CMBX NA BBB−.12 Index	(1,954)	50,000	6,155	8/17/61	(300 bp) — Monthly	4,176
CMBX NA BBB−.12 Index	(6,728)	33,000	4,062	8/17/61	(300 bp) — Monthly	(2,683)
CMBX NA BBB−.6 Index	(232,605)	856,766	207,423	5/11/63	(300 bp) — Monthly	(25,610)
CMBX NA BBB−.7 Index	(416,704)	1,775,000	322,163	1/17/47	(300 bp) — Monthly	(95,429)
CMBX NA BBB−.8 Index	(139)	1,000	131	10/17/57	(300 bp) — Monthly	(8)
Merrill Lynch International
CMBX NA BB.10 Index	(14,452)	254,000	74,270	11/17/59	(500 bp) — Monthly	59,605
CMBX NA BBB−.10 Index	(22,967)	106,000	13,367	11/17/59	(300 bp) — Monthly	(9,654)
Morgan Stanley & Co. International PLC
CMBX NA A.6 Index	(15,600)	140,800	12,771	5/11/63	(200 bp) — Monthly	(2,876)
CMBX NA A.6 Index	(290)	2,640	239	5/11/63	(200 bp) — Monthly	(51)
CMBX NA A.6 Index	(84)	880	80	5/11/63	(200 bp) — Monthly	(4)
CMBX NA BB.10 Index	(78,440)	334,000	97,662	11/17/59	(500 bp) — Monthly	18,943
CMBX NA BB.10 Index	(13,319)	127,000	37,135	11/17/59	(500 bp) — Monthly	23,710
CMBX NA BB.8 Index	(47,051)	129,486	44,996	10/17/57	(500 bp) — Monthly	(2,162)

Fixed Income Absolute Return Fund 73

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BB.8 Index	$(28,674)	$56,046	$19,476	10/17/57	(500 bp) — Monthly	$(9,244)
CMBX NA BB.9 Index	(3,939)	64,000	16,134	9/17/58	(500 bp) — Monthly	12,142
CMBX NA BB.9 Index	(1,845)	30,000	7,563	9/17/58	(500 bp) — Monthly	5,693
CMBX NA BB.9 Index	(977)	25,000	6,303	9/17/58	(500 bp) — Monthly	5,304
CMBX NA BB.9 Index	(676)	9,000	2,269	9/17/58	(500 bp) — Monthly	1,585
CMBX NA BB.9 Index	(324)	6,000	1,513	9/17/58	(500 bp) — Monthly	1,184
CMBX NA BB.9 Index	(50)	1,000	252	9/17/58	(500 bp) — Monthly	202
CMBX NA BBB−.10 Index	(68,443)	406,000	51,197	11/17/59	(300 bp) — Monthly	(17,449)
CMBX NA BBB−.10 Index	(31,090)	359,000	45,270	11/17/59	(300 bp) — Monthly	14,001
CMBX NA BBB−.10 Index	(21,346)	173,000	21,815	11/17/59	(300 bp) — Monthly	383
CMBX NA BBB−.10 Index	(26,573)	109,000	13,745	11/17/59	(300 bp) — Monthly	(12,883)
CMBX NA BBB−.10 Index	(25,780)	109,000	13,745	11/17/59	(300 bp) — Monthly	(12,089)
CMBX NA BBB−.10 Index	(11,922)	94,000	11,853	11/17/59	(300 bp) — Monthly	(115)
CMBX NA BBB−.10 Index	(11,034)	87,000	10,971	11/17/59	(300 bp) — Monthly	(107)
CMBX NA BBB−.10 Index	(13,752)	63,000	7,944	11/17/59	(300 bp) — Monthly	(5,839)
CMBX NA BBB−.10 Index	(12,857)	56,000	7,062	11/17/59	(300 bp) — Monthly	(5,824)
CMBX NA BBB−.10 Index	(5,421)	25,000	3,153	11/17/59	(300 bp) — Monthly	(2,281)
CMBX NA BBB−.10 Index	(4,757)	22,000	2,774	11/17/59	(300 bp) — Monthly	(1,994)
CMBX NA BBB−.11 Index	(6,242)	20,000	2,200	11/18/54	(300 bp) — Monthly	(4,052)
CMBX NA BBB−.11 Index	(4,747)	15,000	1,650	11/18/54	(300 bp) — Monthly	(3,105)
CMBX NA BBB−.12 Index	(1,319)	32,000	3,939	8/17/61	(300 bp) — Monthly	2,604
CMBX NA BBB−.12 Index	(4,320)	13,000	1,600	8/17/61	(300 bp) — Monthly	(2,727)
CMBX NA BBB−.13 Index	(22,865)	371,000	50,122	12/16/72	(300 bp) — Monthly	27,072

74 Fixed Income Absolute Return Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING — PROTECTION PURCHASED at 4/30/22 (Unaudited) cont.
Swap counterparty/ Referenced debt*	Upfront premium received (paid)**	Notional amount	Value	Termi- nation date	Payments (paid) by fund	Unrealized appreciation/ (depreciation)
Morgan Stanley & Co. International PLC cont.
CMBX NA BBB−.7 Index	$(1,397)	$22,000	$3,993	1/17/47	(300 bp) — Monthly	$2,585
CMBX NA BBB−.8 Index	(96,295)	619,000	81,151	10/17/57	(300 bp) — Monthly	(15,454)
CMBX NA BBB−.8 Index	(49,083)	313,000	41,034	10/17/57	(300 bp) — Monthly	(8,205)
CMBX NA BBB−.8 Index	(27,473)	216,000	28,318	10/17/57	(300 bp) — Monthly	737
CMBX NA BBB−.8 Index	(27,405)	216,000	28,318	10/17/57	(300 bp) — Monthly	805
CMBX NA BBB−.8 Index	(26,192)	183,000	23,991	10/17/57	(300 bp) — Monthly	(2,292)
CMBX NA BBB−.8 Index	(11,621)	75,000	9,833	10/17/57	(300 bp) — Monthly	(1,826)
CMBX NA BBB−.8 Index	(9,845)	63,000	8,259	10/17/57	(300 bp) — Monthly	(1,615)
Upfront premium received	—		Unrealized appreciation		1,624,040
Upfront premium (paid)	(4,066,761)		Unrealized (depreciation)		(736,987)
Total	$(4,066,761)		Total		$887,053
* Payments related to the referenced debt are made upon a credit default event.
** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

Fixed Income Absolute Return Fund 75

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Asset-backed securities	$—	$3,214,330	$—
Collateralized loan obligations	—	37,229,635	—
Convertible bonds and notes	—	3,986,062	—
Corporate bonds and notes	—	58,538,252	—
Foreign government and agency bonds and notes	—	19,707,716	—
Mortgage-backed securities	—	175,681,036	—
Purchased swap options outstanding	—	6,105,941	—
Senior loans	—	26,166,332	—
U.S. government and agency mortgage obligations	—	427,260,581	—
U.S. treasury obligations	—	1,343,625	—
Short-term investments	3,020,000	91,819,164	—
Totals by level	$3,020,000	$851,052,674	$—

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(399,877)	$—
Futures contracts	3,143,001	—	—
Written swap options outstanding	—	(11,972,652)	—
Forward premium swap option contracts	—	(1,022,307)	—
TBA sale commitments	—	(344,130,390)	—
Interest rate swap contracts	—	6,072,366	—
Credit default contracts	—	348,008	—
Totals by level	$3,143,001	$(351,104,852)	$—
At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

76 Fixed Income Absolute Return Fund

Statement of assets and liabilities 4/30/22 (Unaudited)

ASSETS
Investment in securities, at value (Notes 1 and 9):
Unaffiliated issuers (identified cost $883,189,531)	$854,072,674
Cash	56,972
Foreign currency (cost $599) (Note 1)	646
Interest and other receivables	3,628,584
Receivable for shares of the fund sold	727,844
Receivable for investments sold	1,063,487
Receivable for sales of delayed delivery securities (Note 1)	968,418
Receivable for sales of TBA securities (Note 1)	251,061,155
Receivable for variation margin on futures contracts (Note 1)	156,893
Receivable for variation margin on centrally cleared swap contracts (Note 1)	1,381,341
Unrealized appreciation on forward currency contracts (Note 1)	1,263,245
Unrealized appreciation on forward premium swap option contracts (Note 1)	24,461,310
Unrealized appreciation on OTC swap contracts (Note 1)	2,050,972
Premium paid on OTC swap contracts (Note 1)	4,102,738
Total assets	1,144,996,279

LIABILITIES
Payable for investments purchased	395,196
Payable for purchases of delayed delivery securities (Note 1)	2,355,096
Payable for purchases of TBA securities (Note 1)	334,861,220
Payable for shares of the fund repurchased	481,593
Payable for compensation of Manager (Note 2)	438,910
Payable for Trustee compensation and expenses (Note 2)	116,785
Payable for distribution fees (Note 2)	30,685
Payable for variation margin on centrally cleared swap contracts (Note 1)	1,194,215
Unrealized depreciation on forward currency contracts (Note 1)	1,663,122
Unrealized depreciation on forward premium swap option contracts (Note 1)	25,483,617
Written options outstanding, at value (premiums $9,119,706) (Note 1)	11,972,652
TBA sale commitments, at value (proceeds receivable $348,856,191) (Note 1)	344,130,390
Unrealized depreciation on OTC swap contracts (Note 1)	3,064,114
Premium received on OTC swap contracts (Note 1)	2,741,588
Collateral on certain derivative contracts, at value (Notes 1 and 9)	4,363,625
Other accrued expenses	3,475
Total liabilities	733,296,283

Net assets	$411,699,996

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$582,304,649
Total distributable earnings (Note 1)	(170,604,653)
Total — Representing net assets applicable to capital shares outstanding	$411,699,996

(Continued on next page)

Fixed Income Absolute Return Fund 77

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($118,928,085 divided by 13,668,025 shares)	$8.70
Offering price per class A share (100/97.75 of $8.70)*	$8.90
Net asset value and offering price per class B share ($483,230 divided by 55,662 shares)**	$8.68
Net asset value and offering price per class C share ($6,859,999 divided by 791,107 shares)**	$8.67
Net asset value, offering price and redemption price per class P share
($195,133,746 divided by 22,343,694 shares)	$8.73
Net asset value, offering price and redemption price per class R share
($261,604 divided by 29,885 shares)	$8.75
Net asset value, offering price and redemption price per class R6 share
($1,235,190 divided by 141,412 shares)	$8.73
Net asset value, offering price and redemption price per class Y share
($88,798,142 divided by 10,198,886 shares)	$8.71

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

78 Fixed Income Absolute Return Fund

Statement of operations Six months ended 4/30/22 (Unaudited)

INVESTMENT INCOME
Interest (net of foreign tax of $396) (including interest income of $6,375 from investments
in affiliated issuers) (Note 5)	$9,808,134
Total investment income	9,808,134

EXPENSES
Compensation of Manager (Note 2)	971,696
Distribution fees (Note 2)	195,831
Other	1,515
Total expenses	1,169,042
Expense reduction (Note 2)	(168)
Net expenses	1,168,874

Net investment income	8,639,260

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (Notes 1 and 3)	(8,745,683)
Foreign currency transactions (Note 1)	3,160
Forward currency contracts (Note 1)	(1,548,737)
Futures contracts (Note 1)	6,282,558
Swap contracts (Note 1)	(2,811,232)
Written options (Note 1)	(3,312,628)
Total net realized loss	(10,132,562)
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers and TBA sale commitments	(5,403,008)
Assets and liabilities in foreign currencies	(1,739)
Forward currency contracts	1,550,776
Futures contracts	1,611,708
Swap contracts	10,205,842
Written options	(9,733,818)
Total change in net unrealized depreciation	(1,770,239)

Net loss on investments	(11,902,801)

Net decrease in net assets resulting from operations	$(3,263,541)

The accompanying notes are an integral part of these financial statements.

Fixed Income Absolute Return Fund 79

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 4/30/22*	Year ended 10/31/21
Operations
Net investment income	$8,639,260	$17,100,826
Net realized loss on investments
and foreign currency transactions	(10,132,562)	(14,459,812)
Change in net unrealized depreciation of investments
and assets and liabilities in foreign currencies	(1,770,239)	(4,232,749)
Net decrease in net assets resulting from operations	(3,263,541)	(1,591,735)
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(3,653,544)	(4,465,400)
Class B	(15,380)	(23,543)
Class C	(204,145)	(361,574)
Class P	(5,851,445)	(6,564,523)
Class R	(7,471)	(10,921)
Class R6	(44,214)	(145,568)
Class Y	(2,815,542)	(4,287,598)
Decrease from capital share transactions (Note 4)	(11,582,331)	(52,386,295)
Total decrease in net assets	(27,437,613)	(69,837,157)

NET ASSETS
Beginning of period	439,137,609	508,974,766
End of period	$411,699,996	$439,137,609

* Unaudited.

The accompanying notes are an integral part of these financial statements.

80 Fixed Income Absolute Return Fund

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Fixed Income Absolute Return Fund 81

Financial highlights
(For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class A
April 30, 2022**	$9.04	.17	(.25)	(.08)	(.26)	—	(.26)	$8.70	(.90)*	$118,928	.35*	1.95*	754*
October 31, 2021	9.40	.32	(.38)	(.06)	(.30)	—	(.30)	9.04	(.73)	133,135.77		3.42	908
October 31, 2020	9.83	.29	(.36)	(.07)	(.23)	(.13)	(.36)	9.40	(.67)	139,880.78		3.05	844
October 31, 2019	9.73	.34	.22	.56	(.46)	—	(.46)	9.83	5.93	151,339.86		3.49	632
October 31, 2018	10.06	.38	(.13)	.25	(.58)	—	(.58)	9.73	2.59	160,939.79		3.87	532
October 31, 2017	9.76	.36	.23	.59	(.29)	—	(.29)	10.06	6.24	169,580.70		3.61	742
Class B
April 30, 2022**	$9.01	.17	(.25)	(.08)	(.25)	—	(.25)	$8.68	(.91)*	$483	.45*	1.93*	754*
October 31, 2021	9.37	.31	(.39)	(.08)	(.28)	—	(.28)	9.01	(.97)	616.97		3.24	908
October 31, 2020	9.80	.28	(.37)	(.09)	(.22)	(.12)	(.34)	9.37	(.91)	1,033.98		2.97	844
October 31, 2019	9.70	.32	.21	.53	(.43)	—	(.43)	9.80	5.69	1,699	1.06	3.37	632
October 31, 2018	10.00	.36	(.13)	.23	(.53)	—	(.53)	9.70	2.42	2,841.99		3.68	532
October 31, 2017	9.71	.34	.23	.57	(.28)	—	(.28)	10.00	5.96	5,269.90		3.43	742
Class C
April 30, 2022**	$9.00	.13[e]	(.23)	(.10)	(.23)	—	(.23)	$8.67	(1.17)*	$6,860	.73*	1.47*e	754*
October 31, 2021	9.36	.24	(.37)	(.13)	(.23)	—	(.23)	9.00	(1.52)	9,014	1.52	2.53	908
October 31, 2020	9.79	.22	(.36)	(.14)	(.19)	(.10)	(.29)	9.36	(1.44)	24,205	1.53	2.37	844
October 31, 2019	9.70	.27	.20	.47	(.38)	—	(.38)	9.79	5.04	40,918	1.61	2.76	632
October 31, 2018	9.96	.30	(.11)	.19	(.45)	—	(.45)	9.70	1.92	54,654	1.54	3.11	532
October 31, 2017	9.65	.28	.24	.52	(.21)	—	(.21)	9.96	5.43	67,174	1.45	2.87	742
Class P
April 30, 2022**	$9.07	.19	(.26)	(.07)	(.27)	—	(.27)	$8.73	(.77)*	$195,134	.23*	2.10*	754*
October 31, 2021	9.43	.35	(.39)	(.04)	(.32)	—	(.32)	9.07	(.47)	192,596.52		3.69	908
October 31, 2020	9.86	.31	(.35)	(.04)	(.25)	(.14)	(.39)	9.43	(.42)	188,742.53		3.30	844
October 31, 2019	9.76	.36	.22	.58	(.48)	—	(.48)	9.86	6.18	162,120.61		3.73	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	—	(.63)	9.76	2.88	138,235.54		4.14	532
October 31, 2017	9.79	.39	.23	.62	(.30)	—	(.30)	10.11	6.54	76,710.45		3.90	742
Class R
April 30, 2022**	$9.09	.16	(.25)	(.09)	(.25)	—	(.25)	$8.75	(1.04)*	$262	.48*	1.81*	754*
October 31, 2021	9.45	.30	(.38)	(.08)	(.28)	—	(.28)	9.09	(.97)	334	1.02	3.15	908
October 31, 2020	9.88	.26	(.35)	(.09)	(.22)	(.12)	(.34)	9.45	(.91)	355	1.03	2.77	844
October 31, 2019	9.78	.31	.22	.53	(.43)	—	(.43)	9.88	5.64	388	1.11	3.20	632
October 31, 2018	10.09	.36	(.13)	.23	(.54)	—	(.54)	9.78	2.36	196	1.04	3.59	532
October 31, 2017	9.77	.33	.24	.57	(.25)	—	(.25)	10.09	5.96	213.95		3.36	742

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

82 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 83

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from	From net			Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	investment	From	Total	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	return of capital	distributions	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)[d]
Class R6
April 30, 2022**	$9.07	.19	(.26)	(.07)	(.27)	—	(.27)	$8.73	(.77)*	$1,235	.23*	2.11*	754*
October 31, 2021	9.43	.35	(.39)	(.04)	(.32)	—	(.32)	9.07	(.47)	1,509.52		3.66	908
October 31, 2020	9.86	.31	(.35)	(.04)	(.25)	(.14)	(.39)	9.43	(.42)	10,989.53		3.29	844
October 31, 2019	9.76	.36	.22	.58	(.48)	—	(.48)	9.86	6.17	9,865.61		3.74	632
October 31, 2018	10.11	.41	(.13)	.28	(.63)	—	(.63)	9.76	2.87	9,091.54		4.13	532
October 31, 2017	9.82	.39	.23	.62	(.33)	—	(.33)	10.11	6.45	6,412.45		3.91	742
Class Y
April 30, 2022**	$9.04	.19	(.25)	(.06)	(.27)	—	(.27)	$8.71	(.66)*	$88,798	.23*	2.13*	754*
October 31, 2021	9.40	.35	(.39)	(.04)	(.32)	—	(.32)	9.04	(.48)	101,933.52		3.70	908
October 31, 2020	9.83	.32	(.36)	(.04)	(.25)	(.14)	(.39)	9.40	(.42)	143,770.53		3.38	844
October 31, 2019	9.74	.37	.20	.57	(.48)	—	(.48)	9.83	6.08	194,904.61		3.77	632
October 31, 2018	10.09	.41	(.13)	.28	(.63)	—	(.63)	9.74	2.89	192,459.54		4.15	532
October 31, 2017	9.79	.39	.24	.63	(.33)	—	(.33)	10.09	6.57	133,695.45		3.92	742

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and/or brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Portfolio turnover includes TBA purchase and sale commitments.

e The net investment income ratio and per share amount shown for the period ending may not correspond with the expected class specific differences for the period due to the timing of subscriptions or redemptions into or out of the class.

The accompanying notes are an integral part of these financial statements.

84 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 85

Notes to financial statements 4/30/22 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from November 1, 2021 through April 30, 2022.

Putnam Fixed Income Absolute Return Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The goal of the fund is to seek positive total return. The fund is designed to pursue a consistent absolute return through a broadly diversified portfolio reflecting uncorrelated fixed-income strategies designed to exploit market inefficiencies across global markets and fixed-income sectors. These strategies include investments in the following asset categories: (a) sovereign debt: obligations of governments in developed and emerging markets; (b) corporate credit: investment-grade debt, below-investment-grade debt (sometimes referred to as “junk bonds”), bank loans, convertible bonds and structured credit; and (c) securitized assets: asset-backed securities, residential mortgage-backed securities (which may be backed by non-qualified or “sub-prime” mortgages), commercial mortgage-backed securities, collateralized loan obligations (“CLOs”), and collateralized mortgage obligations. The fund currently has significant investment exposure to residential and commercial mortgage-backed investments. In pursuing a consistent absolute return, the fund’s strategies are also generally intended to produce lower volatility over a reasonable period of time than has been historically associated with traditional asset classes that have earned similar levels of return over long historical periods. These traditional asset classes might include, for example, bonds with moderate exposure to interest rate and credit risks. Under normal circumstances, Putnam Management will invest at least 80% of the fund’s net assets in fixed-income securities (fixed-income securities include any debt instrument, and may be represented by other investment instruments, including derivatives). This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments. The fund typically uses derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes. Accordingly, the fund may use derivatives to a significant extent to obtain or enhance exposure to the fixed-income sectors and strategies mentioned above, and to hedge against risk.

The fund offers class A, class B, class C, class P, class R, class R6 and class Y shares. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A shares are sold with a maximum front-end sales charge of 2.25%. Class A shares generally are not subject to a contingent deferred sales charge, and class P, class R, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within two years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately eight years. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class P, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class R shares, but do not bear a distribution fee, and in the case of class P and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class P shares are only available to other Putnam funds and other accounts managed by Putnam Management or its affiliates. Class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

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Under the fund’s Amended and Restated Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific

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security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Joint trading account Pursuant to an exemptive order from the SEC, the fund may transfer uninvested cash balances into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 90 days.

Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the fair value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements, which totaled $72,652,572 at the end of the reporting period, is held at the counterparty’s custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, if any, and including amortization and accretion of premiums and discounts on debt securities, is recorded on the accrual basis.

The fund may have earned certain fees in connection with its senior loan purchasing activities. These fees, if any, are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled at a future date beyond customary settlement time; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the fair value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The fair value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from

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changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange-traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers.

Options on swaps are similar to options on securities except that the premium paid or received is to buy or grant the right to enter into a previously agreed upon interest rate or credit default contract. Forward premium swap option contracts include premiums that have extended settlement dates. The delayed settlement of the premiums is factored into the daily valuation of the option contracts. In the case of interest rate cap and floor contracts, in return for a premium, ongoing payments between two parties are based on interest rates exceeding a specified rate, in the case of a cap contract, or falling below a specified rate in the case of a floor contract.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts for hedging treasury term structure risk and for yield curve positioning.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used for hedging currency exposures and to gain exposure to currencies.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, for hedging term structure risk, for yield curve positioning and for gaining exposure to rates in various countries.

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An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate swap contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the reset date or the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and centrally cleared interest rate swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC and/or centrally cleared total return swap contracts, which are arrangements to exchange a market-linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, for gaining exposure to specific sectors, for hedging inflation and for gaining exposure to inflation.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC and/or centrally cleared total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market maker. Any change is recorded as an unrealized gain or loss on OTC total return swaps. Daily fluctuations in the value of centrally cleared total return swaps are settled through a central clearing agent and are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC and/or centrally cleared total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC total return swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared total return swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared total return swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC and/or centrally cleared total return swap contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, for gaining liquid exposure to individual names, to hedge market risk and for gaining exposure to specific sectors.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and

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obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

TBA commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price and par amount have been established, the actual securities have not been specified. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date.

The fund may also enter into TBA sale commitments to hedge its portfolio positions, to sell mortgage-backed securities it owns under delayed delivery arrangements or to take a short position in mortgage-backed securities. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, either equivalent deliverable securities or an offsetting TBA purchase commitment deliverable on or before the sale commitment date are held as “cover” for the transaction, or other liquid assets in an amount equal to the notional value of the TBA sale commitment are segregated. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into.

TBA commitments, which are accounted for as purchase and sale transactions, may be considered securities themselves, and involve a risk of loss due to changes in the value of the security prior to the settlement date as well as the risk that the counterparty to the transaction will not perform its obligations. Counterparty risk is mitigated by having a master agreement between the fund and the counterparty.

Unsettled TBA commitments are valued at their fair value according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in fair value is recorded by the fund as an unrealized gain or loss. Based on market circumstances, Putnam Management will determine whether to take delivery of the underlying securities or to dispose of the TBA commitments prior to settlement.

TBA purchase commitments outstanding at period end, if any, are listed within the fund’s portfolio and TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

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Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements that govern OTC derivative and foreign exchange contracts and Master Securities Forward Transaction Agreements that govern transactions involving mortgage-backed and other asset-backed securities that may result in delayed delivery (Master Agreements) with certain counterparties entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral pledged to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

With respect to ISDA Master Agreements, termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term or short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $11,711,659 on open derivative contracts subject to the Master Agreements. Collateral pledged by the fund at period end for these agreements totaled $11,590,485 and may include amounts related to unsettled agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the committed line of credit and 1.30% plus the higher of (1) the Federal Funds rate and (2) the Overnight Bank Funding Rate for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any,

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are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred for an unlimited period and the carry forwards will retain their character as either short-term or long-term capital losses. At October 31, 2021, the fund had the following capital loss carryovers available, to the extent allowed by the Code, to offset future net capital gain, if any:

	Loss carryover
Short-term	Long-term	Total
$85,327,543	$35,142,801	$120,470,344

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $546,404,171, resulting in gross unrealized appreciation and depreciation of $52,119,569 and $92,412,917, respectively, or net unrealized depreciation of $40,293,348.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a monthly base fee equal to 0.60% of the monthly average of the fund’s net asset value. In return for this fee, Putnam Management provides investment management and investor servicing and bears the fund’s organizational and operating expenses, excluding performance fee adjustments, payments under the fund’s distribution plan, brokerage, interest, taxes, investment related expenses, extraordinary expenses and acquired fund fees and expenses.

The applicable base fee is increased or decreased for each month by an amount based on the performance of the fund. The amount of the increase or decrease is calculated monthly based on a performance adjustment rate that is equal to 0.04 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the ICE BofA U.S. Treasury Bill Index plus 3.00% over the thirty-six month period then ended (the performance period). The maximum annualized performance adjustment rate is +/- 0.12%. Each month, the performance adjustment rate is multiplied by the fund’s average net assets over the performance period and the result is divided by twelve. The resulting dollar amount is added to, or subtracted from, the base fee for that month. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the thirty-six month performance period. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

Fixed Income Absolute Return Fund 93

For the reporting period, the management fee represented an effective rate (excluding the impact of any expense waiver in effect) of 0.230% of the fund’s average net assets, which included an effective base fee of 0.298% and a decrease of 0.068% ($283,696) based on performance.

Putnam Management has contractually agreed, through February 28, 2023, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. PIL did not manage any portion of the assets of the fund during the reporting period. If Putnam Management were to engage the services of PIL, Putnam Management would pay a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The aggregate amount of all reimbursements for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund is determined annually by the Trustees. These fees are being paid by Putnam Management as part of the management contract.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes. These fees are being paid by Putnam Management as part of the management contract.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts. Class P shares paid a monthly fee based on the average net assets of class P shares at an annual rate of 0.01%. Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. These fees are being paid by Putnam Management as part of the management contract.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $168 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $308, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees. These fees are being paid by Putnam Management as part of the management contract.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003. These fees are being paid by Putnam Management as part of the management contract.

94 Fixed Income Absolute Return Fund

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$154,996
Class B	1.00%	0.45%	1,214
Class C	1.00%	1.00%	38,954
Class R	1.00%	0.50%	667
Total			$195,831

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $5,412 from the sale of class A shares and received $3 and $171 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $15 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities, including TBA commitments (Long-term)	$3,295,931,515	$3,288,257,814
U.S. government securities (Long-term)	—	—
Total	$3,295,931,515	$3,288,257,814

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class A	Shares	Amount	Shares	Amount
Shares sold	929,265	$8,203,007	3,018,790	$28,769,751
Shares issued in connection with
reinvestment of distributions	394,848	3,478,308	449,507	4,240,597
	1,324,113	11,681,315	3,468,297	33,010,348
Shares repurchased	(2,390,878)	(21,154,075)	(3,617,428)	(34,204,534)
Net decrease	(1,066,765)	$(9,472,760)	(149,131)	$(1,194,186)

Fixed Income Absolute Return Fund 95

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class B	Shares	Amount	Shares	Amount
Shares sold	2,719	$23,710	1,345	$12,777
Shares issued in connection with
reinvestment of distributions	1,750	15,380	2,446	23,060
	4,469	39,090	3,791	35,837
Shares repurchased	(17,125)	(151,295)	(45,719)	(432,296)
Net decrease	(12,656)	$(112,205)	(41,928)	$(396,459)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class C	Shares	Amount	Shares	Amount
Shares sold	23,836	$210,042	129,031	$1,222,034
Shares issued in connection with
reinvestment of distributions	22,862	200,746	37,577	354,872
	46,698	410,788	166,608	1,576,906
Shares repurchased	(256,659)	(2,264,361)	(1,750,668)	(16,683,455)
Net decrease	(209,961)	$(1,853,573)	(1,584,060)	$(15,106,549)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class P	Shares	Amount	Shares	Amount
Shares sold	4,551,045	$40,337,063	15,917,117	$151,466,493
Shares issued in connection with
reinvestment of distributions	661,867	5,850,152	693,509	6,564,523
	5,212,912	46,187,215	16,610,626	158,031,016
Shares repurchased	(4,106,040)	(36,436,393)	(15,382,964)	(146,514,244)
Net increase	1,106,872	$9,750,822	1,227,662	$11,516,772

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R	Shares	Amount	Shares	Amount
Shares sold	3,194	$28,450	8,165	$77,986
Shares issued in connection with
reinvestment of distributions	843	7,471	1,151	10,921
	4,037	35,921	9,316	88,907
Shares repurchased	(10,957)	(98,552)	(10,063)	(95,054)
Net decrease	(6,920)	$(62,631)	(747)	$(6,147)

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class R6	Shares	Amount	Shares	Amount
Shares sold	6,442	$57,178	138,822	$1,332,356
Shares issued in connection with
reinvestment of distributions	5,001	44,214	15,264	145,568
	11,443	101,392	154,086	1,477,924
Shares repurchased	(36,438)	(322,129)	(1,152,671)	(11,092,075)
Net decrease	(24,995)	$(220,737)	(998,585)	$(9,614,151)

96 Fixed Income Absolute Return Fund

	SIX MONTHS ENDED 4/30/22		YEAR ENDED 10/31/21
Class Y	Shares	Amount	Shares	Amount
Shares sold	2,268,465	$20,053,971	4,352,295	$41,512,026
Shares issued in connection with
reinvestment of distributions	316,314	2,787,823	449,507	4,248,199
	2,584,779	22,841,794	4,801,802	45,760,225
Shares repurchased	(3,659,446)	(32,453,041)	(8,814,874)	(83,345,800)
Net decrease	(1,074,667)	$(9,611,247)	(4,013,072)	$(37,585,575)

At the close of the reporting period, the Putnam RetirementReady Funds owned 47.3% of the outstanding shares of the fund.

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 10/31/21	cost	proceeds	income	of 4/30/22
Short-term investments
Putnam Short Term
Investment Fund**	$23,846,323	$47,509,658	$71,355,981	$6,375	$—
Total Short-term
investments	$23,846,323	$47,509,658	$71,355,981	$6,375	$—

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

On July 27, 2017, the United Kingdom’s Financial Conduct Authority (“FCA”), which regulates LIBOR, announced its intention to cease compelling banks to provide the quotations needed to sustain LIBOR after 2021. ICE Benchmark Administration, the administrator of LIBOR, ceased publication of most LIBOR settings on a representative basis at the end of 2021 and is expected to cease publication of a majority of U.S. dollar LIBOR settings on a representative basis after June 30, 2023. In addition, global regulators have announced that, with limited exceptions, no new LIBOR-based contracts should be entered into after 2021.LIBOR has historically been a common benchmark interest rate index used to make adjustments to variable-rate loans. It is used throughout global banking and financial industries to determine interest rates for a variety of financial instruments and borrowing arrangements. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies. Various financial industry groups have been planning for the transition away from LIBOR, but there are obstacles to converting certain longer-term securities and transactions to new reference rates. Markets are developing slowly and questions around liquidity in these rates and how to appropriately adjust these rates to mitigate any economic value transfer at the time of transition remain a significant concern. Neither the effect of the transition process nor its ultimate success can yet be known. The transition process might lead to increased

Fixed Income Absolute Return Fund 97

volatility and illiquidity in markets that rely on LIBOR to determine interest rates. It could also lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of related transactions, such as hedges. While some LIBOR-based instruments may contemplate a scenario where LIBOR is no longer available by providing for an alternative rate-setting methodology, not all may have such provisions and there may be significant uncertainty regarding the effectiveness of any such alternative methodologies. Since the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur at any time.

Beginning in January 2020, global financial markets have experienced, and may continue to experience, significant volatility resulting from the spread of a virus known as Covid–19. The outbreak of Covid–19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand, and general market uncertainty. The effects of Covid–19 have adversely affected, and may continue to adversely affect, the global economy, the economies of certain nations, and individual issuers, all of which may negatively impact the fund’s performance.

Note 7: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Purchased currency option contracts (contract amount)	$12,600,000
Purchased swap option contracts (contract amount)	$1,225,600,000
Written currency option contracts (contract amount)	$950,000
Written swap option contracts (contract amount)	$1,129,800,000
Futures contracts (number of contracts)	1,000
Forward currency contracts (contract amount)	$186,000,000
Centrally cleared interest rate swap contracts (notional)	$917,800,000
Centrally cleared total return swap contracts (notional)	$13,300,000
OTC credit default contracts (notional)	$57,400,000

98 Fixed Income Absolute Return Fund

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Credit contracts	Receivables	$4,953,814	Payables	$4,605,806
Foreign exchange
contracts	Receivables	1,263,245	Payables	1,663,122
	Investments,
	Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	57,891,221*	Unrealized depreciation	55,564,872*
Total		$64,108,280		$61,833,800

* Includes cumulative appreciation/depreciation of futures contracts and/or centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$(2,971,832)	$(2,971,832)
Foreign exchange contracts	(361,854)	—	(1,548,737)	—	$(1,910,591)
Interest rate contracts	(977,856)	6,282,558	—	160,600	$5,465,302
Total	$(1,339,710)	$6,282,558	$(1,548,737)	$(2,811,232)	$582,879

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total
Credit contracts	$—	$—	$—	$3,687,334	$3,687,334
Foreign exchange contracts	376,242	—	1,550,776	—	$1,927,018
Interest rate contracts	(3,250,071)	1,611,708	—	6,518,508	$4,880,145
Total	$(2,873,829)	$1,611,708	$1,550,776	$10,205,842	$10,494,497

Fixed Income Absolute Return Fund 99

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Assets:
Centrally cleared
interest rate swap
contracts§	$—	$—	$1,381,341	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,381,341
OTC Credit default
contracts —
protection sold*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	1,151,945	868,209	—	1,476,078	—	—	652,408	87,370	717,804	—	—	—	—	—	—	4,953,814
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	156,893	—	—	—	—	—	—	—	—	156,893
Forward currency
contracts#	9,968	12,861	—	—	29	—	—	—	6,482	165,798	44,363	—	—	179,815	124,823	621,558	47,858	18,770	—	30,920	1,263,245
Forward premium
swap option
contracts#	6,075,037	95,791	—	—	6,284,439	—	—	317,873	1,844,633	—	2,197,813	—	—	438,575	—	—	1,245,216	4,049,654	1,912,279	—	24,461,310
Purchased swap
options**#	14,042	—	—	—	—	—	—	—	608,908	—	1,135,467	—	—	1,340,303	1,230,778	—	—	1,776,443	—	—	6,105,941
Repurchase
agreements**	—	—	—	—	—	71,228,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—	71,228,000
Total Assets	$6,099,047	$108,652	$1,381,341	$—	$6,284,468	$72,379,945	$868,209	$317,873	$3,936,101	$165,798	$3,377,643	$809,301	$87,370	$2,676,497	$1,355,601	$621,558	$1,293,074	$5,844,867	$1,912,279	$30,920	$109,550,544
Liabilities:
Centrally cleared
interest rate swap
contracts§	$—	$—	$1,194,215	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,194,215
OTC Credit default
contracts —
protection sold*#	472,936	—	—	—	—	1,793,155	407,322	—	975,643	—	—	369,602	20,278	566,870	—	—	—	—	—	—	4,605,806
OTC Credit default
contracts —
protection
purchased*#	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Futures contracts§	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Forward currency
contracts#	986	72,545	—	—	—	—	8,223	—	130,347	—	3,067	—	—	4,738	9,009	138,501	391,341	903,907	—	458	1,663,122
Forward premium
swap option
contracts#	7,274,299	44,578	—	—	8,971,174	—	—	213,812	2,489,939	—	2,357,346	—	—	635,695	—	—	466,902	2,163,987	865,885	—	25,483,617

100 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 101

	Bank of America N.A.	Barclays Bank PLC	Barclays Capital, Inc. (clearing broker)	BofA Securities, Inc.	Citibank, N.A.	Citigroup Global Markets, Inc.	Credit Suisse International	Deutsche Bank AG	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	JPMorgan Securities LLC	Merrill Lynch International	Morgan Stanley & Co. International PLC	NatWest Markets PLC	State Street Bank and Trust Co.	Toronto- Dominion Bank	UBS AG	Wells Fargo Bank, N.A.	WestPac Banking Corp.	Total
Written swap
options#	$621,786	$—	$—	$—	$2,212,126	$—	$—	$—	$505,910	$—	$3,079,797	$—	$—	$2,328,838	$2,150,829	$—	$196,109	$877,257	$—	$—	$11,972,652
Total Liabilities	$8,370,007	$117,123	$1,194,215	$—	$11,183,300	$1,793,155	$415,545	$213,812	$4,101,839	$—	$5,440,210	$369,602	$20,278	$3,536,141	$2,159,838	$138,501	$1,054,352	$3,945,151	$865,885	$458	$44,919,412
Total Financial
and Derivative
Net Assets	$(2,270,960)	$(8,471)	$187,126	$—	$(4,898,832)	$70,586,790	$452,664	$104,061	$(165,738)	$165,798	$(2,062,567)	$439,699	$67,092	$(859,644)	$(804,237)	$483,057	$238,722	$1,899,716	$1,046,394	$30,462	$64,631,132
Total collateral
received
(pledged)##†	$(2,270,960)	$—	$—	$—	$(4,810,705)	$70,586,790	$452,664	$104,061	$(165,738)	$110,000	$(2,039,192)	$310,000	$—	$(775,674)	$(804,237)	$455,207	$110,000	$1,820,000	$988,418	$—
Net amount	$—	$(8,471)	$187,126	$—	$(88,127)	$—	$—	$—	$—	$55,798	$(23,375)	$129,699	$67,092	$(83,970)	$—	$27,850	$128,722	$79,716	$57,976	$30,462
Controlled
collateral received
(including TBA
commitments)**	$—	$—	$—	$—	$—	$—	$460,000	$110,000	$—	$110,000	$—	$310,000	$—	$—	$—	$455,207	$110,000	$1,820,000	$988,418	$—	$4,363,625
Uncontrolled
collateral received	$—	$—	$—	$—	$—	$72,652,572	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$72,652,572
Collateral
(pledged)
(including TBA
commitments)**	$(2,317,858)	$—	$—	$(270,892)	$(4,810,705)	$(648,546)	$—	$—	$(180,946)	$—	$(2,039,192)	$(1,073,670)	$—	$(775,674)	$(817,564)	$—	$—	$—	$—	$—	$(12,935,047)

* Excludes premiums, if any. Included in unrealized appreciation and depreciation on OTC swap contracts on the Statement of assets and liabilities.

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio. Collateral pledged for initial margin on futures contracts and centrally cleared swap contracts, which is not included in the table above, amounted to $1,005,601 and $2,582,728, respectively.

Note 10: New accounting pronouncements

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2020–04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020–04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of LIBOR and other interbank-offered based reference rates as of the end of 2021. The discontinuation of LIBOR was subsequently extended to June 30, 2023. ASU 2020–04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management expects that the adoption of the guidance will not have a material impact on the fund’s financial statements.

102 Fixed Income Absolute Return Fund	Fixed Income Absolute Return Fund 103

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

104 Fixed Income Absolute Return Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage funds across income, value, blend, growth, sustainable, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Richard T. Kircher
Putnam Investment	Kenneth R. Leibler, Chair	Vice President and
Management, LLC	Liaquat Ahamed	BSA Compliance Officer
100 Federal Street	Ravi Akhoury
Boston, MA 02110	Barbara M. Baumann	Martin Lemaire
	Katinka Domotorffy	Vice President and
Investment Sub-Advisors	Catharine Bond Hill	Derivatives Risk Manager
Putnam Investments Limited	Paul L. Joskow
16 St James’s Street	George Putnam, III	Susan G. Malloy
London, England SW1A 1ER	Robert L. Reynolds	Vice President and
	Manoj P. Singh	Assistant Treasurer
The Putnam Advisory Company, LLC	Mona K. Sutphen
100 Federal Street		Alan G. McCormack
Boston, MA 02110	Officers	Vice President and
	Robert L. Reynolds	Derivatives Risk Manager
Marketing Services	President
Putnam Retail Management		Denere P. Poulack
Limited Partnership	James F. Clark	Assistant Vice President,
100 Federal Street	Vice President, Chief Compliance	Assistant Clerk, and
Boston, MA 02110	Officer, and Chief Risk Officer	Assistant Treasurer

Custodian	Nancy E. Florek	Janet C. Smith
State Street Bank	Vice President, Director of	Vice President,
and Trust Company	Proxy Voting and Corporate	Principal Financial Officer,
	Governance, Assistant Clerk,	Principal Accounting Officer,
Legal Counsel	and Assistant Treasurer	and Assistant Treasurer
Ropes & Gray LLP
	Michael J. Higgins	Stephen J. Tate
	Vice President, Treasurer,	Vice President and
	and Clerk	Chief Legal Officer

	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President
Principal Executive Officer,
and Compliance Liaison

This report is for the information of shareholders of Putnam Fixed Income Absolute Return Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Disclosures of Securities Lending Activities for Closed-End Investment Companies:

Not Applicable

Item 13. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Funds Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: June 28, 2022

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: June 28, 2022